Execution

===============================================================================



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
                                    Depositor

                                       and

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                 Master Servicer

                                       and

                     CRIIMI MAE SERVICES LIMITED PARTNERSHIP
                                Special Servicer

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                                     Trustee

                                ---------------

                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 1997

                                ---------------

                                 $1,305,448,224

                  Commercial Mortgage Pass-Through Certificates

                                 Series 1997-C1

===============================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----
                              ARTICLE I DEFINITIONS

SECTION 1.01. Defined Terms..................................................3

      Accrued Certificate Interest...........................................4
      Accrued Component Interest.............................................4
      Acquisition Date.......................................................4
      Actual-360 Mortgage Loan...............................................4
      Additional Servicing Fee...............................................4
      Additional Servicing Fee Rate..........................................4
      Additional Trust Fund Expense..........................................4
      Adjustment Rate........................................................4
      Administrative Cost Rate...............................................5
      Advance................................................................5
      Adverse REMIC Event....................................................5
      Affiliate..............................................................5
      Agreement..............................................................5
      Appraisal Reduction Amount.............................................5
      Appraised Value........................................................5
      Assignment of Leases...................................................6
      Assumed Final Distribution Date........................................6
      Assumed Scheduled Payment..............................................6
      Authenticating Agent...................................................6
      Available Distribution Amount..........................................6
      Balloon Mortgage Loan..................................................7
      Balloon Payment........................................................7
      Bankruptcy Code........................................................7
      Book-Entry Certificate.................................................7
      Breach.................................................................7
      Business Day...........................................................7
      CERCLA.................................................................7
      Certificate............................................................7
      Certificate Account....................................................7
      Certificate Factor.....................................................7
      Certificate Notional Amount............................................8
      Certificate Owner......................................................8
      Certificate Principal Balance..........................................8
      Certificate Register...................................................8
      Certificate Registrar..................................................8
      Certificateholder......................................................8
      Class..................................................................9
      Class A Certificates...................................................9

      Class A-1 Certificate...................................................9
      Class A-2 Certificate...................................................9
      Class A-3 Certificate...................................................9
      Class B Certificate.....................................................9
      Class C Certificate.....................................................9
      Class D Certificate.....................................................9
      Class E Certificate.....................................................9
      Class F Certificate.....................................................9
      Class G Certificate.....................................................9
      Class H Certificate.....................................................9
      Class IO Certificate....................................................9
      Class J Certificate....................................................10
      Class K Certificate....................................................10
      Class Notional Amount..................................................10
      Class Principal Balance................................................10
      Class R-I Certificate..................................................10
      Class R-II Certificate.................................................10
      Class R-III Certificate................................................10
      Closing Date...........................................................10
      Code...................................................................10
      Collection Period......................................................10
      Collection Report......................................................11
      Comparative Financial Status Report....................................11
      Component..............................................................11
      Component IO-A-1.......................................................11
      Component IO-A-2.......................................................11
      Component IO-A-3.......................................................11
      Component IO-B.........................................................11
      Component IO-C.........................................................11
      Component IO-D.........................................................11
      Component IO-E.........................................................12
      Component IO-F.........................................................12
      Component IO-G.........................................................12
      Component IO-H.........................................................12
      Component IO-J.........................................................12
      Component IO-K.........................................................12
      Component Notional Amount..............................................12
      Controlling Class......................................................12
      Controlling Class Representative.......................................12
      Corporate Trust Office.................................................12
      Corrected Mortgage Loan................................................12
      Custodian..............................................................13
      Cut-off Date...........................................................13
      Cut-off Date Balance...................................................13
      Debt Service Coverage Ratio............................................13

      Defaulted Mortgage Loan................................................13
      Defeasance Collateral..................................................13
      Defeasance Loan........................................................13
      Definitive Certificate.................................................13
      Delinquent Loan Status Report..........................................13
      Depositor..............................................................14
      Depository.............................................................14
      Depository Participant.................................................14
      Determination Date.....................................................14
      Directly Operate.......................................................14
      Disqualified Organization..............................................14
      Distributable Certificate Interest.....................................15
      Distribution Account...................................................15
      Distribution Date......................................................15
      Distribution Date Statement............................................15
      Document Defect........................................................15
      Due Date...............................................................15
      Effective REMIC I Remittance Rate......................................15
      Eligible Account.......................................................16
      Environmental Assessment...............................................16
      ERISA..................................................................16
      Escrow Payment.........................................................16
      Event of Default.......................................................16
      Exchange Act...........................................................16
      FDIC...................................................................16
      FHLMC..................................................................16
      Final Adjustment Distribution Date.....................................16
      Final Recovery Determination...........................................17
      First Union Capital....................................................17
      Fitch..................................................................17
      Fixed Interest Payment Adjustment......................................17
      FNMA...................................................................17
      Ground Lease...........................................................17
      Hazardous Materials....................................................17
      Historical Loan Modification Report....................................18
      Historical Loss Estimate Report........................................18
      Holder.................................................................18
      HUD-Approved Servicer..................................................18
      Impound Reserve........................................................18
      Independent............................................................18
      Independent Appraiser..................................................18
      Independent Contractor.................................................18
      Insurance Policy.......................................................19
      Insurance Proceeds.....................................................19
      Interested Person......................................................19

      Investment Account.....................................................19
      Issue Price............................................................19
      Late Collections.......................................................19
      Liquidation Event......................................................20
      Liquidation Proceeds...................................................20
      Loan-to-Value Ratio....................................................20
      Lockout Period.........................................................20
      Majority Subordinate Certificateholder.................................20
      Master Servicer........................................................21
      Master Servicing Fee...................................................21
      Master Servicing Fee Rate..............................................21
      Monthly Payment........................................................21
      Moody's................................................................21
      Mortgage...............................................................21
      Mortgage File..........................................................21
      Mortgage Loan..........................................................23
      Mortgage Loan Purchase Agreements......................................23
      Mortgage Loan Schedule.................................................23
      Mortgage Loan Seller...................................................24
      Mortgage Note..........................................................24
      Mortgage Pool..........................................................24
      Mortgage Rate..........................................................24
      Mortgaged Property.....................................................24
      Mortgagor..............................................................24
      Net Aggregate Prepayment Interest Shortfall............................24
      Net Investment Earnings................................................24
      Net Investment Loss....................................................24
      Net Mortgage Rate......................................................25
      Net Operating Income...................................................25
      New Lease..............................................................25
      NOI Adjustment Worksheet...............................................25
      Nonrecoverable Advance.................................................25
      Nonrecoverable P&I Advance.............................................25
      Nonrecoverable Servicing Advance.......................................25
      Non-Registered Certificate.............................................25
      Non-United States Person...............................................25
      Officers' Certificate..................................................25
      Operating Statement Analysis...........................................26
      Opinion of Counsel.....................................................26
      Original Class Notional Amount.........................................26
      Original Class Principal Balance.......................................26
      OTS....................................................................26
      Ownership Interest.....................................................26
      Pass-Through Rate......................................................26
      Paying Agent...........................................................27

      Penalty Interest.......................................................27
      Percentage Interest....................................................27
      Permitted Investments..................................................27
      Permitted Transferee...................................................29
      Person.................................................................29
      P&I Advance............................................................29
      P&I Advance Date.......................................................29
      Plurality Residual Certificateholder...................................29
      Prepayment Amount......................................................29
      Prepayment Assumption..................................................29
      Prepayment Distribution Date...........................................29
      Prepayment Interest Excess.............................................30
      Prepayment Interest Shortfall..........................................30
      Prepayment Premium.....................................................30
      Prepayment With Premium................................................30
      Prime Rate.............................................................30
      Principal Distribution Amount..........................................30
      Principal Prepayment...................................................32
      Principal Recovery Fee.................................................32
      Prospectus.............................................................32
      Prospectus Supplement..................................................32
      Purchase Price.........................................................32
      PV Yield Loss Amount...................................................32
      Qualified Insurer......................................................32
      Rated Final Distribution Date..........................................33
      Rating Agency..........................................................33
      Realized Loss..........................................................33
      Record Date............................................................33
      Registered Certificate.................................................33
      Regular Certificate....................................................33
      Reimbursement Rate.....................................................33
      Reinvestment Yield.....................................................34
      REMIC..................................................................34
      REMIC Administrator....................................................34
      REMIC Provisions.......................................................34
      REMIC I................................................................34
      REMIC I Regular Interest...............................................34
      REMIC I Remittance Rate................................................34
      REMIC II...............................................................34
      REMIC II Regular Interest..............................................34
      REMIC II Remittance Rate...............................................35
      REMIC III..............................................................35
      REMIC III Certificate..................................................35
      Rents from Real Property...............................................35
      REO Account............................................................35

      REO Acquisition........................................................35
      REO Disposition........................................................35
      REO Extension..........................................................35
      REO Loan...............................................................35
      REO Property...........................................................36
      REO Revenues...........................................................36
      REO Status Report......................................................36
      REO Tax................................................................36
      Request for Release....................................................36
      Required Appraisal.....................................................36
      Required Appraisal Mortgage Loan.......................................37
      Required Appraisal Value...............................................37
      Reserve Account........................................................37
      Reserve Funds..........................................................37
      Residual Certificate...................................................37
      Responsible Officer....................................................37
      Scheduled Payment......................................................37
      Securities Act.........................................................38
      Senior Certificate.....................................................38
      Servicing Account......................................................38
      Servicing Advances.....................................................38
      Sequential Pay Certificates............................................38
      Servicing Fees.........................................................38
      Servicing File.........................................................38
      Servicing Officer......................................................38
      Servicing Standard.....................................................39
      Servicing Transfer Event...............................................39
      Single Certificate.....................................................39
      Special Servicer.......................................................39
      Special Servicer Strip.................................................39
      Special Servicer Strip Rate............................................39
      Special Servicing Fee..................................................39
      Special Servicing Fee Rate.............................................40
      Specially Serviced Mortgage Loan.......................................40
      Standard & Poor's......................................................42
      Startup Day............................................................42
      State and Local Taxes..................................................42
      Stated Maturity Date...................................................42
      Stated Principal Balance...............................................42
      Subordinated Certificate...............................................42
      Sub-Servicer...........................................................42
      Sub-Servicing Agreement................................................43
      Tax Matters Person.....................................................43
      Tax Returns............................................................43
      Transaction Screen Process.............................................43

      Transfer...............................................................43
      Transferee.............................................................43
      Transferor.............................................................43
      Trust Fund.............................................................43
      Trustee................................................................43
      Trustee Fee............................................................43
      Trustee Fee Rate.......................................................44
      Trustee Liability......................................................44
      UCC....................................................................44
      UCC Financing Statement................................................44
      Uncertificated Accrued Interest........................................44
      Uncertificated Distributable Interest..................................44
      Uncertificated Principal Balance.......................................44
      Underwriter............................................................45
      United States Person...................................................45
      Updated Mortgage Loan Schedule.........................................45
      USAP...................................................................45
      Variable Interest Payment Adjustment...................................45
      Voting Rights..........................................................45
      Watch List.............................................................46
      Weighted Average Effective REMIC I Remittance Rate.....................46
      Yield Maintenance Charge...............................................46


          ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01. Conveyance of Mortgage Loans.......................................................................47
SECTION 2.02. Acceptance of REMIC I by Trustee...................................................................48
SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans for Document Defects and
                 Breaches of Representations and Warranties......................................................50

SECTION 2.04. Representations and Warranties of Depositor........................................................51
SECTION 2.05. Execution, Authentication and Delivery of Class R-I Certificates; Creation of REMIC
                 I Regular Interests.............................................................................53

SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by Trustee.........................53
SECTION 2.07. Execution, Authentication and Delivery of Class R-II Certificates..................................53
SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by Trustee.......................53
SECTION 2.09. Execution, Authentication and Delivery of REMIC III Certificates...................................54

                            ARTICLE III ADMINISTRATION AND SERVICING OF THE TRUST FUND


SECTION 3.01. Administration of the Mortgage Loans...............................................................55


                                      vii






SECTION 3.02. Collection of Mortgage Loan Payments...............................................................56
SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve
                 Accounts........................................................................................57

SECTION 3.04. Certificate Account and Distribution Account.......................................................59
SECTION 3.05. Permitted Withdrawals From the Certificate Account and the Distribution Account....................61
SECTION 3.06. Investment of Funds in the Servicing Accounts, the Reserve Accounts, the
                 Certificate Account, the Distribution Account and the REO Account...............................65

SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage......................67
SECTION 3.08. Enforcement of Alienation Clauses..................................................................69
SECTION 3.09. Realization Upon Defaulted Mortgage Loans; Required Appraisals.....................................70
SECTION 3.10. Trustee and Custodian to Cooperate; Release of Mortgage Files......................................73
SECTION 3.11. Servicing Compensation.............................................................................74
SECTION 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain
                 Reports.........................................................................................77

SECTION 3.13. Annual Statement as to Compliance..................................................................79
SECTION 3.14. Reports by Independent Public Accountants..........................................................80
SECTION 3.15. Access to Certain Information......................................................................80
SECTION 3.16. Title to REO Property; REO Account.................................................................82
SECTION 3.17. Management of REO Property.........................................................................83
SECTION 3.18. Sale of Mortgage Loans and REO Properties..........................................................86
SECTION 3.19. Additional Obligations of Master Servicer..........................................................89
SECTION 3.20. Modifications, Waivers, Amendments and Consents....................................................89
SECTION 3.21. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.................92
SECTION 3.22. Sub-Servicing Agreements...........................................................................94
SECTION 3.23. Representations and Warranties of Master Servicer and Special Servicer.............................96
SECTION 3.24. Sub-Servicing Agreement Representation and Warranty................................................99


                                     ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01. Distributions.....................................................................................100
SECTION 4.02. Statements to Certificateholders; Collection Reports..............................................108
SECTION 4.03. P&I Advances......................................................................................116
SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses..................................118
SECTION 4.05. Calculations......................................................................................120
SECTION 4.06. Use of Agents.....................................................................................120


                                            ARTICLE V THE CERTIFICATES

SECTION 5.01. The Certificates..................................................................................121


                                      viii





SECTION 5.02. Registration of Transfer and Exchange of Certificates.............................................121
SECTION 5.03. Book-Entry Certificates...........................................................................127
SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.................................................128
SECTION 5.05. Persons Deemed Owners.............................................................................129


             ARTICLE VI THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER
                           AND THE CONTROLLING CLASS REPRESENTATIVE

SECTION 6.01. Liability of Depositor, Master Servicer and Special Servicer......................................130
SECTION 6.02. Merger, Consolidation or Conversion of Depositor or Master Servicer or Special
                 Servicer.......................................................................................130

SECTION 6.03. Limitation on Liability of Depositor, Master Servicer and Special Servicer........................131
SECTION 6.04. Resignation of Master Servicer and the Special Servicer...........................................131
SECTION 6.05. Rights of Depositor and Trustee in Respect of Master Servicer and the Special
                 Servicer.......................................................................................132

SECTION 6.06. Depositor, Master Servicer and Special Servicer to Cooperate with Trustee.........................133
SECTION 6.07. Depositor, Special Servicer and Trustee to Cooperate with Master Servicer.........................133
SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate with Special Servicer.........................133
SECTION 6.09. Designation of Special Servicer by the Controlling Class..........................................133
SECTION 6.10. Master Servicer or Special Servicer as Owner of a Certificate.....................................134


                                          ARTICLE VII DEFAULT

SECTION 7.01. Events of Default.................................................................................137
SECTION 7.02. Trustee to Act; Appointment of Successor..........................................................140
SECTION 7.03. Notification to Certificateholders................................................................141
SECTION 7.04. Waiver of Events of Default.......................................................................141
SECTION 7.05. Additional Remedies of Trustee Upon Event of Default..............................................142


                                  ARTICLE VIII CONCERNING THE TRUSTEE

SECTION 8.01. Duties of Trustee.................................................................................143
SECTION 8.02. Certain Matters Affecting Trustee.................................................................144
SECTION 8.03. Trustee Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans..................145
SECTION 8.04. Trustee May Own Certificates......................................................................145
SECTION 8.05. Fees and Expenses of Trustee; Indemnification of Trustee..........................................146
SECTION 8.06. Eligibility Requirements for Trustee..............................................................146
SECTION 8.07. Resignation and Removal of Trustee................................................................147
SECTION 8.08. Successor Trustee.................................................................................148
SECTION 8.09. Merger or Consolidation of Trustee................................................................148
SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.....................................................149


                                       ix






SECTION 8.11. Appointment of Custodians.........................................................................150
SECTION 8.12. Appointment of Authenticating Agents..............................................................150
SECTION 8.13. Appointment of Paying Agent.......................................................................151
SECTION 8.14. Appointment of REMIC Administrators...............................................................152
SECTION 8.15. Access to Certain Information.....................................................................153
SECTION 8.16. Representations and Warranties of Trustee.........................................................153
SECTION 8.17. Reports to the Securities and Exchange Commission; Available Information..........................154


                                              ARTICLE IX TERMINATION

SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans..................................156
SECTION 9.02. Additional Termination Requirements...............................................................161


                                        ARTICLE X ADDITIONAL REMIC PROVISIONS

SECTION 10.01. REMIC Administration.............................................................................163


                                        ARTICLE XI MISCELLANEOUS PROVISIONS

SECTION 11.01. Amendment........................................................................................168
SECTION 11.02. Recordation of Agreement; Counterparts...........................................................169
SECTION 11.03. Limitation on Rights of Certificateholders.......................................................170
SECTION 11.04. Governing Law....................................................................................171
SECTION 11.05. Notices..........................................................................................171
SECTION 11.06. Severability of Provisions.......................................................................172
SECTION 11.07. Grant of a Security Interest.....................................................................172
SECTION 11.08. Streit Act.......................................................................................172
SECTION 11.09. Successors and Assigns; Beneficiaries............................................................173
SECTION 11.10. Article and Section Headings.....................................................................173
SECTION 11.11. Notices to Rating Agencies.......................................................................173
SECTION 11.12. Complete Agreement...............................................................................174


                                                 EXHIBITS

Exhibit Description                             Exhibit No.               Section Reference
-------------------                             -----------               -----------------
Form of Class A-1 Certificate                       A-1         Section 1.01 Definition of "Class
                                                                A-1 Certificate"

Form of Class A-2 Certificate                       A-2         Section 1.01 Definition of "Class
                                                                A-2 Certificate"

Form of Class A-3 Certificate                       A-3         Section 1.01 Definition of "Class
                                                                A-3 Certificate"

Form of Class IO Certificate                        A-4         Section 1.01 Definition of "Class IO
                                                                Certificate"

Form of Class B Certificate                         A-5         Section 1.01 Definition of "Class B
                                                                Certificate"

Form of Class C Certificate                         A-6         Section 1.01 Definition of "Class C
                                                                Certificate"

Form of Class D Certificate                         A-7         Section 1.01 Definition of "Class D
                                                                Certificate"

Form of Class E Certificate                         A-8         Section 1.01 Definition of "Class E
                                                                Certificate"

Form of Class F Certificate                         A-9         Section 1.01 Definition of "Class F
                                                                Certificate"

Form of Class G Certificate                        A-10         Section 1.01 Definition of "Class G
                                                                Certificate"

Form of Class H Certificate                        A-11         Section 1.01 Definition of "Class H
                                                                Certificate"

Form of Class J Certificate                        A-12         Section 1.01 Definition of "Class J
                                                                Certificate"

Form of Class K Certificate                        A-13         Section 1.01 Definition of "Class K
                                                                Certificate"

Form of Class R-I Certificate                      A-14         Section 1.01 Definition of "Class
                                                                R-I Certificate"


                                       xi






Exhibit Description                             Exhibit No.               Section Reference
-------------------                             -----------               -----------------
Form of Class R-II Certificate                     A-15         Section 1.01 Definition of "Class
                                                                R-II Certificate"

Form of Class R-III Certificate                    A-16         Section 1.01 Definition of "Class
                                                                R-III Certificate"

Mortgage Loan Schedule                               B          Section 1.01 Definition of "Mortgage
                                                                Loan Schedule"

Form of Schedule of Exceptions to Mortgage           C          Section 2.02(a)
File Delivery

Form of Master Servicer Request for Release         D-1         Section 1.01 Definition of "Request
                                                                for Release"; Section 2.03(b);
                                                                Section 3.10(a); and Section 3.10(b)

Form of Special Servicer Request for Release        D-2         Section 1.01 Definition of "Request
                                                                for Release"; Section 3.10(b)

Calculation of NOI/Debt Service Coverage             E          Section 1.01 Definition of "Net
Ratios                                                          Operating Income"; Section 3.12(b)

[RESERVED]                                           F

Form of Certificate from Holder                     G-1         Section 5.02(b)
(Transferor) of a Certificate to the
Certificate Registrar

Form of Certificate from Proposed                   G-2         Section 5.02(b)
Transferee of a Certificate to Certificate
Registrar

Form of Certificate from Proposed                   G-3         Section 5.02(b)
Transferee of a Certificate to Certificate
Registrar for non-QIBs

Form of Certificate (to Certificate                  H          Section 5.02(c)
Registrar) by Prospective Transferor that
it is not a Plan or certain other Persons


                                      xii






Exhibit Description                             Exhibit No.               Section Reference
-------------------                             -----------               -----------------

Form of Transfer Affidavit and Agreement            I-1         Section 5.02(d)(i)(B)
regarding Class R-I Certificates

Form of Transferor Certificate regarding            I-2         Section 5.02(d)(i)(D)
Class R-I, R-II and R-III Certificates

Form of Notice and Acknowledgment                   J-1         Section 6.09

Form of Acknowledgment of Proposed Special          J-2         Section 6.09
Servicer

Form of UCC-1 financing statement                    K          Section 11.07

Form of Schedule of Holders of each Class            L          Section 4.02(a)
of Regular Certificates

Form of Master Servicer/Special Servicer             M          Section 4.02(b)
Collection Report

Form of Comparative Financial Status Report          N          Section 3.12(c)

Form of REO Status Report                            O          Section 3.12(c)

Form of Watch List                                   P          Section 3.12(c)

Form of Delinquent Loan Status Report                Q          Section 3.12(c)

Form of Historical Loan Modification Report          R          Section 3.12(c)

Form of Historical Loss Estimate Report              S          Section 3.12(c)

Form of NOI Adjustment Worksheet                     T          Section 3.12(c)

Form of Operating Statement Analysis                 U          Section 3.12(c)


     This Pooling and Servicing Agreement (this "Agreement") is dated and effective as of May 1, 1997, among FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., as Depositor, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Master Servicer, CRIIMI MAE SERVICES LIMITED PARTNERSHIP, as Special Servicer, and STATE STREET BANK AND TRUST COMPANY, as Trustee.

                             PRELIMINARY STATEMENT:

     The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created hereunder.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans (as defined herein) and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. Except as provided below, each of the "regular interests" in REMIC I (each, a "REMIC I Regular Interest") will relate to a specific Mortgage Loan. Each such REMIC I Regular Interest will have a remittance rate equal to the unmodified Net Mortgage Rate (as defined herein) of the Mortgage Loan to which such REMIC I Regular Interest relates, and an initial uncertificated stated principal amount (an initial "Uncertificated Principal Balance") equal to the Cut-off Date Balance (as defined herein) of the Mortgage Loan to which such REMIC I Regular Interest relates.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, remittance rate (the "REMIC II Remittance Rate"), the initial Uncertificated Principal Balance and latest possible maturity date for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). None of the REMIC II Regular Interests will be certificated.


              Corresponding
                REMIC III          REMIC II       Initial Uncertificated         Rated Final
Designation    Certificate     Remittance Rate       Principal Balance      Distribution Date (2)
-----------   -------------    ---------------    ----------------------    ---------------------
     O         Class A-1         Variable (1)          $200,000,000           April 18, 2029 (3)
     P         Class A-2         Variable (1)          $318,000,000           April 18, 2029 (3)
     Q         Class A-3         Variable (1)          $395,812,000           April 18, 2029 (3)
     R         Class B           Variable (1)          $ 78,327,000           April 18, 2029 (3)
     S         Class C           Variable (1)          $ 71,800,000           April 18, 2029 (3)
     T         Class D           Variable (1)          $ 71,800,000           April 18, 2029 (3)
     U         Class E           Variable (1)          $ 19,582,000           April 18, 2029 (3)
     V         Classes F         Variable (1)          $ 71,800,000           April 18, 2029 (3)
     W         Class G           Variable (1)          $ 13,054,813           April 18, 2029 (3)
     X         Class H           Variable (1)          $ 26,108,964           April 18, 2029 (3)
     Y         Class J           Variable (1)          $ 13,054,483           April 18, 2029 (3)
     Z         Class K           Variable (1)          $ 26,108,964           April 18, 2029 (3)

-------------
(1) Calculated in accordance with the definition of "REMIC II Remittance Rate".

(2) Including for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

(3) Set to the date that is two years after the first Distribution Date that follows the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest amortization term.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, pass-through rate (the "Pass-Through Rate"), initial aggregate stated principal amount (the initial "Class Principal Balance") and latest possible maturity date for each of the Regular Certificates. For federal income tax purposes, each of the twelve Components of the Class IO Certificate will be designated as a regular interest in REMIC III.


                                                                               Assumed Final
   Class       Pass-Through      Initial Class           Rated Final           Distribution
Designation        Rate        Principal Balance     Distribution Date (3)        Date (2)
-----------    ------------    -----------------     ---------------------     ------------
 Class A-1         7.15%         $200,000,000          April 18, 2029 (4)     February 18, 2004
 Class A-2         7.30%         $318,000,000          April 18, 2029 (4)     December 18, 2006
 Class A-3         7.38%         $395,812,000          April 18, 2029 (4)       April 18, 2007
 Class B           7.43%         $ 78,327,000          April 18, 2029 (4)       April 18, 2007
 Class C           7.44%         $ 71,800,000          April 18, 2029 (4)       April 18, 2007





                                      -3-

                                                                                 Assumed Final
   Class       Pass-Through      Initial Class           Rated Final             Distribution
Designation        Rate        Principal Balance     Distribution Date (3)          Date (2)
-----------    ------------    -----------------     ---------------------       ------------
 Class D           7.50%         $ 71,800,000          April 18, 2029 (4)      October 18, 2008
 Class E           7.75%         $ 19,582,000          April 18, 2029 (4)      August 18, 2009
 Class IO       Variable(1)           (2)              April 18, 2029 (4)       April 18, 2027
 Class F           7.00%         $ 71,800,000          April 18, 2029 (4)     December 18, 2014
 Class G           7.00%         $ 13,054,813          April 18, 2029 (4)     December 18, 2016
 Class H           7.00%         $ 26,108,964          April 18, 2029 (4)        May 18, 2017
 Class J           7.00%         $ 13,054,483          April 18, 2029 (4)       March 18, 2020
 Class K           7.00%         $ 26,108,964          April 18, 2029 (4)       April 18, 2027

---------------
(1)   Calculated in accordance with the definition of "Pass-Through Rate".

(2) The Class IO Certificates will not have specified Class Principal Balances, and will not be entitled to receive distributions of principal, but will be entitled to receive payments of interest in an amount equal to the sum of the interest accrued on the Component Notional Amount of each of its Components.

(3) Including for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

(4) Set to the date that is two years after the Distribution Date that follows the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest amortization term.

     The aggregate Cut-off Date Balance (as defined herein) of the Mortgage Loans, the initial aggregate Uncertificated Principal Balance of the REMIC I Regular Interests, the initial aggregate Uncertificated Principal Balance of the REMIC II Regular Interests and the initial aggregate Class Principal Balance of the respective Classes of Certificates evidencing "regular interests" in REMIC III will in each case be $1,305,448,224.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accrued Certificate Interest": With respect to any Class of Regular Certificates (other than the Class IO Certificates) for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates, accrued on the related Class Principal Balance outstanding immediately prior to such Distribution Date. With respect to the Class IO Certificates for any Distribution Date, the sum of Accrued Component Interest for each of its Components for such Distribution Date. Accrued Certificate Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Accrued Component Interest": With respect to the Class IO Certificates and each Component thereof for any Distribution Date, the sum of one month's interest at the Pass-Through Rate applicable to such Component for such Distribution Date, accrued on the Component Notional Amount of such Component, outstanding immediately prior to such Distribution Date. Accrued Component Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

     "Actual-360 Mortgage Loan": Each Mortgage Loan that accrues interest on the basis of the actual number of days elapsed in a year consisting of 360 days, identified as an Actual-360 Mortgage Loan on the Mortgage Loan Schedule.

     "Additional Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee designated as such and payable to the Special Servicer pursuant to
Section 3.11(c).

     "Additional Servicing Fee Rate": With respect to any Distribution Date, 0.01% per annum.

     "Additional Trust Fund Expense": Any Principal Recovery Fees and, in accordance with Sections 3.03(d) and 4.03(d), interest payable to the Master Servicer and the Special Servicer on Advances, as well as (without duplication) any of the expenses of the Trust Fund that may be withdrawn (x) pursuant to any of clauses (viii), (ix), (xi), (xii) and (xiii) of Section 3.05(a) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account or (y) pursuant to clause (ii) or any of clauses (iv) through (vi) of Section 3.05(b) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Distribution Account; provided that for purposes of the allocations contemplated by Section 4.04 no such expense shall have been incurred by the Trust Fund until such time as the payment thereof is actually made from the Certificate Account or the Distribution Account, as the case may be.

     "Adjustment Rate": With respect to the Class IO Certificates and any Prepayment With Premium, for any Distribution Date subsequent to the related Prepayment

Distribution Date, up to and including the applicable Final Adjustment Distribution Date, a percentage equal to the REMIC II Remittance Rate as of the related Prepayment Distribution Date less 7.15% if such subsequent Distribution Date is on or prior to February 18, 2004, less 7.30% if such subsequent Distribution Date is after February 18, 2004 and on or prior to December 18, 2006, less 7.38% if such subsequent Distribution Date is after December 18, 2006 and on or prior to April 18, 2007, less 7.50% if such subsequent Distribution Date is after April 18, 2007 and on or prior to October 18, 2008, less 7.75% if such subsequent Distribution Date is after October 18, 2008 and on or prior to August 18, 2009, and less 7.0% if such subsequent Distribution Date is after August 18, 2009.

     "Administrative Cost Rate": With respect to each Mortgage Loan, the percentage set forth under the column "Administrative Cost Rate" on the Mortgage Loan Schedule that corresponds to such Mortgage Loan.

     "Advance": Any P&I Advance or Servicing Advance.

     "Adverse REMIC Event": As defined in Section 10.01(i).

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Appraisal Reduction Amount": The excess, if any, of (a) the sum of, as of the Determination Date immediately succeeding the date on which a Required Appraisal is obtained (without duplication), (i) the Stated Principal Balance of the subject Required Appraisal Mortgage Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all unpaid interest on the Required Appraisal Mortgage Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Servicing Fees and Additional Trust Fund Expenses in respect of such Required Appraisal Mortgage Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Trustee with respect to such Required Appraisal Mortgage Loan and (v) all currently due and unpaid real estate taxes and unfunded improvement reserves (in each case net of any amounts escrowed therefor) and assessments, insurance premiums, and, if applicable, ground rents in respect of the related Mortgaged Property over (b) the Required Appraisal Value.

     "Appraised Value": With respect to each Mortgaged Property, the appraised value thereof based upon the most recent appraisal or update thereof that is contained in the related Servicing File.

     "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

     "Assumed Final Distribution Date": For each Class of Regular Certificates, the date so designated for such Class in the table in the Preliminary Statement.

     "Assumed Scheduled Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full on or before such date and no other Liquidation Event has occurred in respect thereof) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to pay in accordance with the amortization schedule in effect prior to its Stated Maturity Date and without regard to the occurrence of its Stated Maturity Date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding (or, if the predecessor Mortgage Loan was a Balloon Mortgage Loan and such Due Date coincides with or follows what had been its Stated Maturity Date, the Assumed Scheduled Payment that would have been deemed due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding).

     "Authenticating Agent": Any authenticating agent appointed pursuant to
Section 8.12.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of, without duplication, (i) the aggregate of the amounts on deposit in the Certificate Account and the Distribution Account as of the close of business on the related Determination Date and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination Date and required to be (but, as of such time, not yet) deposited in the Certificate Account, (ii) the aggregate amount of any P&I Advances made by the Master Servicer for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount transferred from the REO Account (if established) to the Certificate Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), and (iv) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls, net of (b) the portion of the amount described in subclauses (a)(i) and (a)(iii) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the (A) Certificate Account pursuant to clauses
(ii) through

(xiv) of Section 3.05(a) or (B) the Distribution Account pursuant to clauses
(iii) and (viii) of Section 3.05(b), (iii) any amounts payable or reimbursable to the Trustee from the Distribution Account pursuant to clauses (ii) and clauses (iv) through (vi) of Section 3.05(b), (iv) Prepayment Premiums and Yield Maintenance Charges, and (v) any amounts deposited in the Certificate Account or the Distribution Account in error.

     "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date.

     "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

     "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

     "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

     "Breach": As defined in Section 2.03(a).

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or in each of the cities in which the Corporate Trust Office of the Trustee (as of the Closing Date, Massachusetts) or the offices of the Master Servicer (as of the Closing Date, North Carolina) are located, are authorized or obligated by law or executive order to remain closed.

     "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Certificate": Any one of the First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

     "Certificate Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "First Union National Bank of North Carolina, as Master Servicer for State Street Bank and Trust Company, as Trustee, on behalf of and in trust for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1".

     "Certificate Factor": With respect to any Class of Regular Certificates (other than the Class IO Certificates), as of any date of determination, a fraction, expressed as a decimal carried to six places, the numerator of which is the then current Class Principal

Balance of such Class of Regular Certificates, as the case may be, and the denominator of which is the related Original Class Principal Balance.

     "Certificate Notional Amount": With respect to any Class IO Certificate, as of any date of determination, the then notional amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Notional Amount of the Class IO Certificates.

     "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Principal Balance": With respect to any Regular Certificate (other than a Class IO Certificate), as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

     "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that (i) neither a Disqualified Organization nor a Non-United States Person shall be Holder of a Residual Certificate for any purpose hereof and, (ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to any of the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer or the Trustee in its respective capacity as such (except with respect to amendments referred to in Sections 3.20(d) and 11.01 hereof, any consent, approval or waiver by, of or relating to the Majority Subordinate Certificateholder and any election, removal or replacement of the Controlling Class Representative), any Certificate registered in the name of the Depositor, either Mortgage Loan Seller, the Master Servicer, the Special Servicer or the Trustee, as the case may be, or any Certificate registered in the name of any of its Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

     "Class A Certificates": The Class A-1, Class A-2 and Class A-3
Certificates.

     "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-3 Certificate": Any one of the Certificates with a "Class A-3" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class H Certificate": Any of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class IO Certificate": Any one of the Certificates with a "Class IO" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing the aggregate of the Components, each of which shall constitute a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class K Certificate": Any of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-13 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class Notional Amount": The sum of the Component Notional Amounts of each of the Components.

     "Class Principal Balance": The aggregate principal amount of any Class of Regular Certificates (other than the Class IO Certificates) outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Original Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01 or 9.01, as applicable, and shall be further reduced by the amount of any Realized Losses and Additional Trust Fund Expenses allocated thereto on such Distribution Date pursuant to Section 4.04(a).

     "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-14 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

     "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-15 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

     Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-16 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

     "Closing Date": May 16, 1997.

     "Code": The Internal Revenue Code of 1986.

     "Collection Period": With respect to any Distribution Date, the period commencing on the day immediately following the Determination Date for the preceding Distribution Date (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

     "Collection Report": The monthly report, part of which is to be prepared by the Master Servicer and part of which is to be prepared by the Special Servicer, to be delivered to the Trustee and the Depositor pursuant to Section 4.02(b).

     "Comparative Financial Status Report": A report substantially containing the content described in Exhibit N attached hereto, setting forth, among other things, the occupancy, revenue, net operating income and Debt Service Coverage Ratio for each Mortgage Loan or the related Mortgaged Property as of the Determination Date immediately preceding the preparation of such report for each of three periods (to the extent such information is available): (i) the most current available year-to-date, (ii) the previous two full fiscal years, and
(iii) the "base year" (representing the original analysis of information used as of the Cut-off Date). For the purposes of the Special Servicer's production of any such report that is required to state information for any period prior to the Cut-off Date, the Special Servicer may conclusively rely (without independent verification), absent manifest error, on information provided to it by the related Mortgage Loan Seller.

     "Component": Each of Component IO-A-1, Component IO-A-2, Component IO-A-3, Component IO-B, Component IO-C, Component IO-D, Component IO-E, Component IO-F, Component IO-G, Component IO-H, Component IO-J, and Component IO-K, and collectively, the "Components", each evidencing a separate "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Component IO-A-1": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest O as of any date of determination.

     "Component IO-A-2": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest P as of any date of determination.

     "Component IO-A-3": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest Q as of any date of determination.

     "Component IO-B": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest R as of any date of determination.

     "Component IO-C": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest S as of any date of determination.

     "Component IO-D": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest T as of any date of determination.

     "Component IO-E": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest U as of any date of determination.

     "Component IO-F": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest V as of any date of determination.

     "Component IO-G": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest W as of any date of determination.

     "Component IO-H": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest X as of any date of determination.

     "Component IO-J": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest Y as of any date of determination.

     "Component IO-K": One of twelve components of the Class IO Certificates having a Component Notional Amount equal to the then current Uncertificated Principal Balance of REMIC II Regular Interest Z as of any date of determination.

     "Component Notional Amount": The notional amount on which any of the Components accrue interest.

     "Controlling Class": As of any date of determination, the Class of Certificates outstanding, other than the Residual Certificates or the Class IO Certificates, (a) which bear the latest alphabetical Class designation and (b) the Class Principal Balance of which is greater than 25% of the Original Class Principal Balance thereof; provided, however, that if no such Class of Certificates has a Class Principal Balance greater than 25% of its Original Class Balance, the Controlling Class shall be the Class of Certificates (other than the Residual Certificates or the Class IO Certificates) bearing the latest alphabetical Class designation. With respect to determining the Controlling Class, the Class A-1, Class A-2 and Class A-3 Certificates shall be deemed a single Class of Certificates.

     "Controlling Class Representative": As defined in Section 6.09.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Two International Place, 5th Floor, Boston, Massachusetts 02110.

     "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan".

     "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor or an Affiliate of the Depositor. If no such custodian has been appointed or if such custodian has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Custodian.

     "Cut-off Date": May 1, 1997.

     "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all unscheduled payments of principal received on or before such date and the principal component of all Scheduled Payments due on or before such date, whether or not received.

     "Debt Service Coverage Ratio": With respect to any Mortgage Loan, as of any date of determination, the ratio of (x) the annualized Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recently ended period of not less than six months and not more than twelve months for which financial statements, if available (whether or not audited) have been received by or on behalf of the Mortgage Loan Seller (prior to the Closing Date) or the Master Servicer or the Special Servicer (following the Closing Date), to (y) twelve times the amount of the Monthly Payment in effect for such Mortgage Loan as of such date of determination.

     "Defaulted Mortgage Loan": A Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment) or is delinquent thirty days or more in respect of its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Master Servicer or the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

     "Defeasance Collateral": With respect to any Defeasance Loan, the United States Treasury obligations required or permitted to be pledged in lieu of prepayment pursuant to the terms thereof.

     "Defeasance Loan": Any Mortgage Loan which requires the related Mortgagor (or permits the holder of such Mortgage Loan to require the related Mortgagor) to pledge Defeasance Collateral to such holder in lieu of prepayment.

     "Definitive Certificate": As defined in Section 5.03(a).

     "Delinquent Loan Status Report": A report substantially containing the content described in Exhibit Q attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but specially serviced, or were in foreclosure but were not REO Property.

     "Depositor": First Union Commercial Mortgage Securities, Inc. or its successor in interest.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to any Distribution Date, the 10th day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately preceding.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale or lease, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee or the Certificate Registrar based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of

Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     "Distributable Certificate Interest": With respect to any Class of Regular Certificates for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a decimal, the numerator of which is the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is the aggregate Accrued Certificate Interest in respect of all the Classes of Regular Certificates for such Distribution Date.

     "Distribution Account": The segregated account or accounts created and maintained by the Paying Agent on behalf of the Trustee pursuant to Section 3.04(b) which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1"

     "Distribution Date": The 18th day of any month, or if such 18th day is not a Business Day, the Business Day immediately following, commencing on June 18, 1997.

     "Distribution Date Statement": As defined in Section 4.02(a).

     "Document Defect": As defined in Section 2.03(a).

     "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due;
(ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

     "Effective REMIC I Remittance Rate": With respect to any REMIC I Regular Interest, for any Distribution Date, (a) if such REMIC I Regular Interest accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), the related REMIC I Remittance Rate for such REMIC I Regular Interest; and (b) if such REMIC I Regular Interest accrues interest other than on a 30/360 basis, the annualized rate at which interest would have to accrue on the related Uncertificated Principal Balance immediately prior to such Distribution Date on a 30/360 basis during the most recently ended calendar month in order to produce the actual amount of Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date.

     "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, and with respect to deposits held for 30 days or more in such account the (a) long-term deposit or unsecured debt obligations of (or of such institution's parent holding company) which are rated "AA" by Fitch (if then rated by Fitch), "AA-" by Standard & Poor's, and "A2" by Moody's (if then rated by Moody's) or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, at any time such funds are on deposit therein, or with respect to deposits held for less than 30 days in such account the (b) short-term deposits of which (or of such institution's parent holding company) are rated F-1+, P-1 and A-1 by Fitch (if then rated by Fitch), Moody's (if then rated by Moody's) and Standard & Poor's, respectively, or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies at any time such funds are on deposit therein, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or the use of such account would not, in and of itself, cause a qualification, downgrading or withdrawal of the then-current rating assigned to any Class of Certificates, as confirmed in writing by each Rating Agency.

     "Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the FNMA Multifamily Guide and an ASTM Standard for Environmental Site Assessments, each as amended from time to time.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and other items for which an escrow or reserve has been created in respect of the related Mortgaged Property.

     "Event of Default": One or more of the events described in Section 7.01(a).

     "Exchange Act": Securities Exchange Act of 1934, as amended.

     "FDIC": Federal Deposit Insurance Corporation or any successor.

     "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

     "Final Adjustment Distribution Date": With respect to any Class of Regular Certificates and any Prepayment With Premium, the earlier of (i) the Assumed Final Distribution Date for such Class of Certificates and (ii) the Distribution Date immediately following the Stated Maturity Date for the Mortgage Loan on which such Prepayment with Premium was made.

     "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or REO Property, as the case may be, that was purchased by either Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer, an Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

     "First Union Capital": First Union Capital Markets Corp. or its successor in interest.

     "Fitch": Fitch Investors Service, L.P. or its successor in interest. If neither such rating organization nor any successor remains in existence, "Fitch" shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Fitch herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Fixed Interest Payment Adjustment": With respect to any Prepayment With Premium and any Class of Sequential Pay Certificates that is entitled to distributions of principal on the related Prepayment Distribution Date, a fixed amount deemed payable on each Distribution Date subsequent to the related Prepayment Distribution Date, up to and including the applicable Final Adjustment Distribution Date, equal to one-twelfth of the product of (a) the amount, if any, by which the Pass-Through Rate for such Class exceeds the applicable Reinvestment Yield, multiplied by, (b) such Principal Prepayment, multiplied by (c) a fraction, the numerator of which is the portion of the Principal Distribution Amount for the related Prepayment Distribution Date that is payable in respect of such Class, and the denominator of which is the entire Principal Distribution Amount for such Prepayment Distribution Date.

     "FNMA": Federal National Mortgage Association or any successor.

     "Ground Lease": With respect to any Mortgage Loan for which the Mortgagor has a leasehold interest in the related Mortgage Property, the lease agreement creating such leasehold interest.

     "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products and urea formaldehyde.

     "Historical Loan Modification Report": A report substantially containing the content described in Exhibit R attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

     "Historical Loss Estimate Report": A report substantially containing the content described in Exhibit S attached hereto, setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery Determination made, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period, set forth on a Mortgage Loan-by-Mortgage Loan basis.

     "Holder": A Certificateholder.

     "HUD-Approved Servicer": A servicer approved by the Secretary of Housing and Urban Development pursuant to Section 207 of the National Housing Act.

     Impound Reserve": As defined in Section 3.16(c) hereof.

     "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, as the case may be.

     "Independent Appraiser": An Independent professional real estate appraiser who is a member in good standing of the Appraisal Institute, and, if the State in which the subject Mortgaged Property is located certifies or licenses appraisers, certified or licensed in such State, and in each such case, who has a minimum of five years experience in the subject property type and market.

     "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, delivered to the Trustee), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury regulation Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Insurance Policy": With respect to any Mortgage Loan, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

     "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property, released to the Mortgagor, or any tenants or ground lessors, as the case may be, pursuant to the terms of the related Mortgage or lease, in accordance with the Servicing Standard.

     "Interested Person": The Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

     "Investment Account": As defined in Section 3.06(a).

     "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

     "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, other than Penalty Interest, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement; or (iv) such Mortgage Loan is purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Depositor or the Master Servicer pursuant to Section 9.01.

     "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, subject, however, to the rights of any tenants and ground lessors, as the case may be, and the terms of the related Mortgage; (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Subordinate Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement; or (vi) the purchase of a Mortgage Loan or REO Property by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder pursuant to Section 9.01.

     "Loan-to-Value Ratio": With respect to any Mortgage Loan, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the then current principal amount of such Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

     "Lockout Period": With respect to any Mortgage Note that prohibits the Mortgagor from prepaying such Mortgage Loan until a date specified in such Mortgage Note, the period from the Closing Date until the such specified date.

     "Majority Subordinate Certificateholder": As of any date of determination, any single Holder of Certificates entitled to greater than 50% of the Voting Rights allocated to the Class of Sequential Pay Certificates with the latest alphabetical Class designation then outstanding; provided, however, that if there is no Holder of Certificates entitled to greater than 50% of the Voting Rights of such Class, the single Holder of Certificates with the largest percentage of Voting Rights allocated to such Class. With respect to determining the Majority Subordinate Certificateholder, the Class A-1, Class A-2 and Class A-3 Certificates shall be deemed to be a single Class of Certificates, with such Voting Rights allocated among the Holders of Certificates of such Classes in proportion to the respective Certificate Principal Balances of such Certificates as of such date of determination.

     "Master Servicer": First Union National Bank of North Carolina, its successor in interest (including the Trustee as successor pursuant to Section 7.02), or any successor master servicer appointed as herein provided.

     "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

     "Master Servicing Fee Rate": With respect to each Mortgage Loan, the Administrative Cost Rate for such Mortgage Loan, as set forth on the Mortgage Loan Schedule, minus the Additional Servicing Fee Rate, the Special Servicer Strip Rate and the Trustee Fee Rate.

     "Monthly Payment": With respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment of principal and interest or interest only on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

     "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the Mortgage Note and creates a lien on the related Mortgaged Property.

     "Mortgage File": With respect to any Mortgage Loan, collectively the following documents:

           (i) the original executed Mortgage Note, endorsed (without recourse, representation or warranty, express or implied) to the order of State Street Bank and Trust Company, as trustee for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1 or in blank;

          (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

         (iii) an original or copy of any related Assignment of Leases together with any intervening assignments (with recording information indicated thereon), if such item is a document separate from the Mortgage;

          (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of State Street Bank and Trust Company, as trustee for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1 in recordable form;

           (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of State Street Bank and Trust Company, as trustee for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1;

          (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

         (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

        (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, as appropriate, in favor of State Street Bank and Trust Company, as trustee for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

     "Mortgage Loan": Each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

     "Mortgage Loan Purchase Agreements": Those certain Mortgage Loan Purchase Agreements, each dated as of May 1, 1997, between the Depositor and the respective Mortgage Loan Seller and relating to the transfer of the related Mortgage Loans to the Depositor.

     "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of REMIC I, attached hereto as Exhibit B and in a computer readable format. Such list shall set forth the following information with respect to each Mortgage Loan:

           (i) the Mortgage Loan number;

          (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

         (iii) the Cut-off Date Balance;

          (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date;

           (v) the Mortgage Rate;

          (vi) the (A) remaining term to stated maturity and (B) the Stated Maturity Date;

         (vii) in the case of a Balloon Mortgage Loan, the remaining amortization term;

        (viii) whether the Mortgage Loan is secured by a Ground Lease;

          (ix) the Master Servicing Fee Rate and Additional Servicing Fee Rate, if any, and as Administrative Cost Rate;

           (x) the Special Servicer Strip Rate;

          (xi) whether the Mortgage Loan is an Actual-360 Mortgage Loan; and

         (xii) the related Mortgage Loan Seller.

     "Mortgage Loan Seller": Each of First Union National Bank of North Carolina or its successor in interest and Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., or its successor in interest.

     "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

     "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

     "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the fixed annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law; (ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Maturity Date but giving effect to any modification thereof as contemplated by Section 3.20; and (iii) any REO Loan, the annualized rate described in clause (i) or (ii), as applicable, above determined as if the predecessor Mortgage Loan had remained outstanding.

     "Mortgaged Property": The property subject to the lien of a Mortgage.

     "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

     "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Certificate Account for such Distribution Date pursuant to Section 3.19 in connection with such Prepayment Interest Shortfalls.

     "Net Investment Earnings": With respect to the Certificate Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such account, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

     "Net Investment Loss": With respect to the Certificate Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such account in accordance with Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

     "Net Mortgage Rate": With respect to any Mortgage Loan or any REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate minus the sum of the Trustee Fee Rate, the related Master Servicing Fee Rate, the Additional Servicing Fee Rate, if any, and the Special Servicer Strip Rate.

     "Net Operating Income": As defined in and determined in accordance with the provisions of Exhibit E attached hereto.

     "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed, modified or extended on behalf of REMIC I if REMIC I has the right to renegotiate the terms of such lease.

     "NOI Adjustment Worksheet": A report prepared by the Special Servicer, substantially containing the content described in Exhibit T attached hereto, presenting the computations made in accordance with the methodology described in Exhibit T to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement, delivered to the Trustee with each annual operating statement for a Mortgaged Property pursuant to Section 3.12(c).

     "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

     "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan that, as determined by the Master Servicer in accordance with the Servicing Standard, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan.

     "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, as determined by the Master Servicer or the Special Servicer in accordance with the Servicing Standard, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

     "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II or Class R-III Certificate.

     "Non-United States Person": Any person other than a United States Person.

     "Officers' Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be.

     "Operating Statement Analysis": With respect to each Mortgage Loan and REO Mortgaged Property, a report prepared by the Special Servicer substantially containing the content described in Exhibit U attached hereto.

     "Opinion of Counsel": A written opinion of counsel (which counsel shall be Independent of the Depositor, the Master Servicer and the Special Servicer) acceptable to and delivered to the Trustee or the Master Servicer, as the case may be.

     "Original Class Notional Amount": $1,305,448,224.

     "Original Class Principal Balance": With respect to any Class of Regular Certificates (other than the Class IO Certificates), the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

     "OTS": The Office of Thrift Supervision or any successor thereto.

     "Ownership InterestOwnership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through RatePass-Through Rate": With respect to:

           (i) the Class A-1 Certificates for any Distribution Date, 7.15%;

          (ii) the Class A-2 Certificates for any Distribution Date, 7.30%;

         (iii) the Class A-3 Certificates for any Distribution Date, 7.38%;

          (iv) the Class B Certificates for any Distribution Date, 7.43%;

           (v) the Class C Certificates for any Distribution Date, 7.44%;

          (vi) the Class D Certificates for any Distribution Date, 7.50%;

         (vii) the Class E Certificates for any Distribution Date, 7.75%;

        (viii) the Class F Certificates for any Distribution Date, 7.00%;

          (ix) the Class G Certificates for any Distribution Date, 7.00%;

           (x) the Class H Certificates for any Distribution Date, 7.00%;

          (xi) the Class J Certificates for any Distribution Date, 7.00%;

         (xii) the Class K Certificates for any Distribution Date, 7.00%; and

        (xiii) each Component for any Distribution Date, the REMIC II Remittance Rate minus the Pass-Through Rate applicable to the Class of Sequential Pay Certificates whose alphabetical (and, if applicable, numerical) Class designation is included in the designation of such Component.

     "Paying Agent": The paying agent appointed pursuant to Section 8.13. If no such paying agent has been appointed or if such paying agent has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Paying Agent.

     "Penalty Interest": With respect to any Mortgage Loan (or successor REO
Loan), any amounts collected thereon, other than late payment charges, or Prepayment Premiums or Yield Maintenance Charges, that represent penalty interest in excess of interest on the Stated Principal Balance of such Mortgage Loan (or successor REO Loan) accrued at the related Mortgage Rate.

     "Percentage Interest": With respect to any Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Principal Balance or Original Class Notional Amount of the relevant Class. With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

     "Permitted Investments": Any one or more of the following obligations or securities (including obligations or securities of the Trustee if otherwise qualifying hereunder):

           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. If rated, such an obligation must not have an "r" highlighter affixed to its rating by Standard & Poor's. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

          (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the

               Rating Agencies. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot very or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

         (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short term obligations of which are rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The commercial paper should not have an "r" highlighter affixed to its rating by Standard & Poor's and by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

          (v) units of money market funds rated in the highest rating category of Fitch, if rated by Fitch, and Moody's and AAAm or AAAm-G by Standard & Poor's (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the

               Certificates, as evidenced in writing by the Rating Agencies) and which maintain a constant net asset value;

          (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer pursuant to Section 4.03(a) and (b).

     "P&I Advance Date": The Business Day immediately preceding each Distribution Date.

     "Plurality Residual Certificateholder": As to any taxable year of REMIC I, REMIC II or REMIC III, the Holder of Certificates entitled to the largest percentage of the Voting Rights allocated to the related Class of Residual Certificates.

     Prepayment Amount": With respect to any Class of Sequential Pay Certificates, Prepayment Distribution Date and Principal Prepayment that is a part of a Prepayment With Premium, the product of (x) such Principal Prepayment, multiplied by (y) a fraction, the numerator of which is the portion of the Principal Distribution Amount for such Prepayment Distribution Date that is payable in respect of such Class, and the denominator of which is the entire Principal Distribution Amount for such Prepayment Distribution Date.

     "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 0% CPR (within the meaning of the Prospectus).

     "Prepayment Distribution Date": With respect to any Prepayment With Premium, the Distribution Date on which such Principal Prepayment is distributed to Holders of the Sequential Pay Certificates pursuant to Section 4.01(a).

     "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan following such Mortgage Loan's Due Date in such Collection Period, the amount of interest (net of the related Master Servicing Fee, Additional Servicing Fee, Special Servicer Strip and Trustee Fee) accrued on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected (exclusive of any related Prepayment Premium actually collected).

     "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Collection Period, the amount of interest, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium actually collected), that would have accrued at a rate per annum equal to the sum of (x) Net Mortgage Rate for such Mortgage Loan and (y) the Trustee Fee Rate on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

     "Prepayment Premium": Any premium, penalty or fee (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

     "Prepayment With Premium": With respect to any Mortgage Loan, any Principal Prepayment collected by the Special Servicer or the Master Servicer on such Mortgage Loan that is accompanied by a Prepayment Premium and/or a Yield Maintenance Charge.

     "Prime Rate": The "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Master Servicer shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Master Servicer shall select a comparable interest rate index. In either case, such selection shall be made by the Master Servicer in its sole discretion and the Master Servicer shall notify the Trustee in writing of its selection.

     "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the following:

          (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

          (b) the aggregate of all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

          (c) with respect to any Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (b) above or clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (d) the aggregate of all Liquidation Proceeds, Insurance Proceeds and condemnation proceeds that were received on the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (e) with respect to any REO Properties, the aggregate of the principal portions of all Assumed Scheduled Payments in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

          (f) with respect to any REO Properties, the aggregate of all Liquidation Proceeds, Insurance Proceeds, and REO Revenues and condemnation proceeds, that were received during the related Collection Period on such REO Properties and that were identified and applied by the Master Servicer and/or Special Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (g) if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Certificates on such immediately preceding Distribution Date pursuant to Section 4.01.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date; and provided that it shall not include a payment of principal that is accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Principal Recovery Fee": With respect to each Specially Serviced Mortgage Loan, Corrected Mortgage Loan and REO Loan, the fee payable to the Special Servicer out of certain related principal recoveries pursuant to the second paragraph of Section 3.11(c).

     "Prospectus": The prospectus dated April 29, 1997, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

     "Prospectus Supplement": The prospectus supplement dated May 9, 1997 relating to the Registered Certificates.

     "Purchase Price": With respect to any Mortgage Loan to be purchased by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor or the Master Servicer pursuant to Section 9.01 or to be otherwise sold pursuant to Section 3.18(d), a cash price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase plus any accrued interest on P&I Advances, and (b) all related and unreimbursed Servicing Advances plus any accrued interest thereon; provided that the Purchase Price shall not be reduced by any outstanding P&I Advance.

     "PV Yield Loss Amount": With respect to any Prepayment With Premium and (a) any Class of Sequential Pay Certificates that is entitled, in whole or in part, to distributions of principal pursuant to Section 4.01(a) on the applicable Prepayment Distribution Date, an amount equal to the sum of the present values of the respective Fixed Interest Payment Adjustments for such Class deemed payable on each subsequent Distribution Date up to and including such Class' Final Adjustment Distribution Date in respect of a Prepayment with Premium, in each case discounted at the applicable Reinvestment Yield (compounding monthly) for the number of months remaining from and including such Prepayment Distribution Date to and including such subsequent Distribution Date; and (b) with respect to the Class IO Certificates, an amount equal to the sum of the present values of the respective Variable Interest Payment Adjustments for such Class deemed payable on each subsequent Distribution Date up to and including such Class' Final Adjustment Distribution Date in respect of a Prepayment with Premium, in each case discounted at the applicable Reinvestment Yield (compounding monthly) for the number of months remaining from and including such Prepayment Distribution Date to and including such subsequent Distribution Date.

     "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

     "Rated Final Distribution Date": For each Class of Certificates, April 18, 2029.

     "Rating Agency": Each of Fitch, Moody's and Standard & Poor's.

     "Realized Loss": With respect to: (1) each Defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made, plus (c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each Defaulted Mortgage Loan as to which any portion of the principal payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal so canceled; and (3) each Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due thereon. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

     "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Registered Certificate": Any Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E or Class IO Certificate.

     "Regular Certificate": Any REMIC III Certificate other than a Class R-III Certificate.

     "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances in accordance with Section 3.03(d) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

     "Reinvestment Yield": With respect to any Class of Regular Certificates and Prepayment with Premium, a rate equal to the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Final Adjustment Distribution Date for such Class.

     "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

     "REMIC Administrator": The Trustee or any REMIC administrator appointed pursuant to Section 8.14.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made and, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received after the Closing Date (excluding the Special Servicer Strip), together with all documents included in the related Mortgage Files and any Escrow Payments and Reserve Funds; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Account and, if established, the REO Account; and (iv) the rights of the Depositor under Section 3 of each of the Mortgage Loan Purchase Agreements.

     "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto.

     "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest for any Distribution Date, the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date.

     "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     "REMIC II Regular Interest": Any of the twelve separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal

Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

     "REMIC II Remittance Rate": With respect to each REMIC II Regular Interest for any Distribution Date, the Weighted Average Effective REMIC I Remittance Rate for such Distribution Date.

     "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

     "REMIC III Certificate": Any Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class IO, Class J, Class K or Class R-III Certificate.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

     "REO Account": A segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "CRIIMI MAE Services Limited Partnership, as Special Servicer, in trust for registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1".

     "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

     "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

     "REO Extension": As defined in Section 3.16(a).

     "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Scheduled Payments (other than a Balloon Payment), Assumed Scheduled Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (after provision for amounts to be applied to the payment of, or to be reimbursed to the Master Servicer or the Special Servicer for the payment of, the costs of operating, managing and maintaining the related REO Property or for the reimbursement of the Master Servicer or the Special Servicer for other related Servicing Advances) shall be treated: first, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; second, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; and third, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer or the Special Servicer in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer or the Special Servicer in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.03(d) and 4.03(d), shall continue to be payable or reimbursable to the Master Servicer or the Special Servicer, as the case may be, in respect of an REO Loan.

     "REO Property": A Mortgaged Property acquired on behalf and in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

     "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

     "REO Status Report": A report substantially containing the content described in Exhibit O attached hereto, setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the acquisition date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any prepared internally by the Special Servicer).

     "REO Tax": As defined in Section 3.17(a).

     "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit D-1 attached hereto or of the Special Servicer in the form of Exhibit D-2 attached hereto.

     "Required Appraisal": With respect to each Required Appraisal Mortgage Loan, an appraisal, prepared in accordance with 12 CFR ss.225.62 and conducted in accordance with the standards of the Appraisal Institute of the related Mortgaged Property from an Independent Appraiser selected by the Special Servicer.

     "Required Appraisal Mortgage Loan": Each Mortgage Loan (i) that is sixty
(60) days or more delinquent in respect of any Monthly Payments, (ii) that becomes an REO Loan, (iii) that has been modified by the Special Servicer to reduce the amount of any Monthly Payment (other than a Balloon Payment), (iv) with respect to which a receiver in bankruptcy is appointed and continues in such capacity in respect of the related Mortgage Property, (v) with respect to which the related Mortgagor is subject to a bankruptcy proceeding or (vi) with respect to which any Balloon Payment on such Mortgage Loan has not been paid within sixty days after its scheduled maturity date.

     "Required Appraisal Value": An amount equal to 90% of the Appraised Value (net of any prior liens and estimated liquidation expenses) of the Mortgaged Property related to the subject Required Appraisal Mortgage Loan as determined by a Required Appraisal or any letter update of such Required Appraisal; and provided further that for purposes of determining any Appraisal Reduction Amount in respect of such Required Appraisal Mortgage Loan, such Appraisal Reduction Amount shall be amended annually to reflect the Required Appraisal Value determined pursuant to any Required Appraisal or letter update of a Required Appraisal conducted subsequent to the original Required Appraisal performed pursuant to Section 3.09(a).

     "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(f).

     "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for repairs and/or capital improvements to the related Mortgaged Property.

     "Residual Certificate": A Class R-I, Class R-II or Class R-III Certificate.

     "Responsible Officer": When used with respect to the Trustee, any officer or assistant officer in the Corporate Trust Department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

     "Scheduled Payment": With respect to any Mortgage Loan, for any Due Date following the Cut-off Date as of which it is outstanding, the scheduled monthly payment of principal and interest on such Mortgage Loan that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the

Special Servicer pursuant to Section 3.20, and assuming that each prior Scheduled Payment has been made in a timely manner.

     "Securities Act": The Securities Act of 1933, as amended.

     "Senior Certificate": Any Class A-1, Class A-2, Class A-3 or Class IO Certificate.

     "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Master Servicer or Special Servicer in connection with the servicing of a Mortgage Loan, or in connection with the administration of any REO Property, including, but not limited to, the cost of
(a) compliance with the obligations of the Master Servicer and the Special Servicer, if any, set forth in Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, including the cost of any "forced placed" insurance policy purchased by the Master Servicer to the extent such cost is allocable to a particular Mortgaged Property that the Master Servicer or the Special Servicer is required to cause to be insured pursuant to Section 3.07(a), (c) obtaining any Insurance Proceeds or, except where the Master Servicer or Special Servicer, as the case may be, is the purchaser of any Defaulted Mortgage Loan, obtaining any Liquidation Proceeds of the nature described in clauses (i)-(v) of the definition of "Liquidation Proceeds," (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, (e) any Required Appraisal or other appraisal and (f) the operation, management, maintenance and liquidation of any REO Property, including appraisals. Notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, which shall include costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

     "Sequential Pay Certificates": Any of the Regular Certificates other than the Class IO Certificates.

     "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee, the Special Servicing Fee, Additional Servicing Fee and the Special Servicer Strip.

     "Servicing File": Any documents (other than documents required to be part of the related Mortgage File) in the possession of the Depositor and relating to the origination and servicing of any Mortgage Loan, including appraisals, surveys, engineering reports and environmental reports.

     "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the

Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time.

     "Servicing Standard": With respect to the Master Servicer or the Special Servicer, to service and administer the Mortgage Loans in the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or the Special Servicer, as the case may be, generally services and administers similar mortgage loans (a) that are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans and to the maximization of the recovery on such Mortgage Loan on a net present value basis, or (b) held in its own portfolio, whichever servicing procedure is of a higher standard, but without regard to (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the right of the Master Servicer or the Special Servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to this Agreement; (iv) the obligations of the Master Servicer or the Special Servicer, as the case may be, to make Advances;
(v) the ownership, servicing or management for others of any other mortgage loans or mortgaged property; and (vi) any obligation of the Master Servicer as a Mortgage Loan Seller or as an Affiliate thereof, to pay any indemnity with respect to or repurchase any Mortgage Loan.

     "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

     "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of Regular Certificates evidencing a $1,000 denomination.

     "Special Servicer": CRIIMI MAE Services Limited Partnership, its successor in interest, or any successor special servicer appointed as herein provided.

     "Special Servicer Strip": With respect to each Mortgage Loan and REO Loan, the fee designated as such and payable to the initial Special Servicer and its assignees pursuant to Section 3.11(c).

     "Special Servicer Strip Rate": With respect to any Distribution Date, 0.03% per annum.

     "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

     "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

     "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events have occurred:

     (a) the related Mortgagor shall have failed to make any Monthly Payment, which failure continues unremedied for 45 days (or, in the case of a Balloon Payment, if the Master Servicer receives written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and the related Mortgagor continues to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing is expected to occur); or

     (b) the Master Servicer shall have determined, in its good faith reasonable judgment, based on communications with the related Mortgagor, that a default in making a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (or, in the case of a Balloon Payment, if the Master Servicer has received written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and if the Master Servicer reasonably expects the related Mortgagor to continue to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing is expected to occur); or

     (c)  there shall have occurred a default (other than as described in clause
          (a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); or

     (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (e) the related Mortgagor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

     (f) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

     (w) with respect to the circumstances described in clause (a) above, when the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

     (x) with respect to the circumstances described in clauses (b), (d), (e) and (f) above, when such circumstances cease to exist in the good faith reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d),
          (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

     (y) with respect to the circumstances described in clause (c) above, when such default is cured; and

     (z) with respect to the circumstances described in clause (g) above, when such proceedings are terminated;

so long as at that time no circumstance identified in clauses (a) through (g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

     "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest. If neither such rating agency nor any successor remains in existence, "Standard & Poor's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Standard & Poor's Ratings Services herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c).

     "State and Local Taxes": Taxes imposed by the states of New York, Massachusetts, Delaware, Maryland and North Carolina and by any other state or local taxing authorities as may, by notice to the Trustee, assert jurisdiction over the trust fund or any portion thereof, or which, according to an Opinion of Counsel addressed to the Trustee, have such jurisdiction.

     "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of the Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20.

     "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-off Date Balance of such Mortgage Loan, as reduced on each Distribution Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are distributed to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor or REO Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

     "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II or Class R-III Certificate.

     "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

     "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in
Section 3.22.

     "Tax Matters Person": With respect to each of the REMICs created hereunder, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall be the applicable Plurality Residual Certificateholder.

     "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service under any applicable provisions of federal tax law or any other governmental taxing authority under applicable State and Local Tax laws.

     "Transaction Screen Process": An environmental assessment conducted in accordance with the Standard Practice for Environmental Site Assessments:
Transaction Screen Process E 1528-93 (American Society for Testing and Materials
1993).

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

     "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

     "Trustee": State Street Bank and Trust Company, its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee" means, with respect to each Mortgage Loan and REO Loan for any Distribution Date, an amount equal to one month's interest for the most recently ended calendar month (calculated, (a) if such Mortgage Loan or REO Loan is an Actual-360 Loan, on the basis of the actual number of days elapsed during such calendar month in a year assumed to consist of 360-days and (b) otherwise on the basis of a 360-day year consisting of twelve 30-day months), accrued at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding immediately following the prior Distribution Date (or, in the case of the initial Distribution Date, as of the Closing Date).

     "Trustee Fee Rate": 0.005% per annum.

     "Trustee Liability": As defined in Section 8.05(b).

     "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

     "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

     "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Accrued Interest in respect of such REMIC I Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate, accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or any REMIC II Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months (or, in the case of a REMIC I Regular Interest that relates to an Actual-360 Mortgage Loan or any successor REO Loan, on the basis of actual number of days elapsed during a 360-day year).

     "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC I Regular Interest for such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC II Regular Interests for such Distribution Date.

     "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination.

As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial stated principal amount. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(h), and shall be further reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to
Section 4.04(b). On each Distribution Date, the Uncertificated Principal
Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(i), and shall be further reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(c).

     "Underwriter": Each of First Union Capital and Lehman Brothers Inc.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust (other than a "foreign estate" or a "foreign trust" described in Section 7701(a)(31) of the Code) whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     "Updated Mortgage Loan Schedule": The monthly loan schedule to be prepared by the Special Servicer and delivered to the Trustee and the Depositor pursuant to Section 3.12(c), which monthly loan schedule shall be substantially in the form of Annex A to the prospectus used for the offering of the Registered Certificates.

     "USAP": The Uniform Single Attestation Program for Mortgage Bankers.

     Variable Interest Payment Adjustment": With respect to the Class IO Certificates and any Prepayment With Premium, an amount deemed payable on, and which may be different for, each Distribution Date subsequent to the related Prepayment Distribution Date, up to and including the applicable Final Adjustment Distribution Date, equal to, in the case of any such subsequent Distribution Date, one-twelfth of (a) the applicable Adjustment Rate for such subsequent Distribution Date, multiplied by (b) the amount of the related Principal Prepayment.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 100% of the Voting Rights shall be allocated among the Holders of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates in proportion to the respective Class Principal Balances of their Certificates.

Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in standard proportion to the Percentage Interests evidenced by their respective Certificates. Solely for the purpose of determining the Voting Rights of the Classes of Sequential Pay Certificates, the aggregate Appraisal Reduction Amount (determined as set forth herein) shall be treated as Realized Losses with respect to the calculation of the Certificate Principal Balances thereof. In addition, if either the Master Servicer or the Special Servicer is the holder of any Certificate, neither of the Master Servicer or Special Servicer, in its capacity as a Certificateholder, shall have Voting Rights with respect to matters concerning compensation affecting the Master Servicer or the Special Servicer.

     "Watch List": A report substantially containing the content described in Exhibit P attached hereto, setting forth, among other things, any Mortgage Loan with a Debt Service Coverage Ratio of less than 1.0 and that is in jeopardy of becoming a Specially Serviced Mortgage Loan.

     "Weighted Average Effective REMIC I Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to six decimal places, of the respective Effective REMIC I Remittance Rates in respect of the REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

     "Yield Maintenance Charge": Payments paid or payable, as the context requires, on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which have been calculated (based on Scheduled Payments on such Mortgage Loan) to compensate the holder for reinvestment losses based on the value of an interest rate index at or near the time of prepayment. Any other prepayment premiums, penalties and fees not so calculated will not be considered "Yield Maintenance Charges."

                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trustee, without recourse, for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans, (ii) Sections 3, 10, 12, 13, 14, 15, 16 and 17 of each of the Mortgage Loan Purchase Agreements and (iii) all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-off Date. The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 11.07, is intended by the parties to constitute a sale.

     (b) In connection with the Depositor's assignment pursuant to Section 2.01(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Sellers, in each case pursuant to the applicable Mortgage Loan Purchase Agreement, to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Master Servicer and the Special Servicer), on or before the Closing Date, the Mortgage File for each Mortgage Loan so assigned. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by either Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the respective Mortgage Loan Purchase Agreement and this Section 2.01(b).

     (c) The Trustee shall, at the Depositor's expense and direction, as to each Mortgage Loan, promptly (and in any event within 30 days following the later of Closing Date and the date on which the complete Mortgage File for such Mortgage Loan (including all necessary recording and filing information) has been delivered to the Trustee or its agent) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate and to the extent delivered to the Custodian, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to the Mortgage Loan, in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" and each UCC-2 and UCC-3 assignment in favor of the Trustee and delivered to the Custodian and referred to in clause (viii) of the definition of "Mortgage File." Each such assignment shall reflect that it should be returned by the public recording office to the Custodian or its agent following recording, and each such UCC-2 and UCC-3 assignment shall reflect that the file copy thereof should be returned to the Custodian or its agent following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Custodian shall obtain therefrom a certified copy of the recorded original. The Trustee, at its expense, shall cause a copy of each recorded assignment and other documents recorded pursuant to this Section 2.01(c) to be delivered to the Master


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                                      -48-


Servicer and the Special Servicer within 30 days of such recording. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the appropriate Mortgage Loan Seller pursuant to the applicable Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

     (d) All documents and records in the possession of the Depositor or the Mortgage Loan Sellers that relate to the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Master Servicer or such other Person as may be directed by the Master Servicer (at the expense of the Depositor or the applicable Mortgage Loan Seller) on or before the Closing Date and shall be held by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders; provided, however, the Master Servicer shall have no responsibility for holding documents created or maintained by the Special Servicer hereunder and not required to be delivered to the Master Servicer.

     (e) In connection with the Depositor's assignment pursuant to Section 2.01(a) above, the Depositor shall deliver to the Custodian and the Special Servicer on or before the Closing Date a copy of a fully executed counterpart of each Mortgage Loan Purchase Agreement, as in full force and effect on the Closing Date.

     SECTION 2.02. Acceptance of REMIC I by Trustee.

     (a) The Trustee, by its execution and delivery of this Agreement, acknowledges receipt of the Depositor's assignment to it of its right, title and interest in the Mortgage Loans and other assets constituting REMIC I, and further acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of "Mortgage File" and the provisions of Section 2.01 and subject to the further review provided for in Section 2.02(b), of (i) the Mortgage File delivered to it for each Mortgage Loan and (ii) a copy of a fully executed counterpart of each Mortgage Loan Purchase Agreement, all in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Mortgage Loans and other assets included in REMIC I, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee hereby certifies to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers, that except as identified in a written notice, a copy of which shall have been delivered by the Trustee or a Custodian on its behalf on or prior to the Closing Date to each of the Depositor, the Master Servicer and the Mortgage Loan Sellers, without regard to the proviso in the definition of "Mortgage File," each of the documents specified in clause (i) of the definition of Mortgage File or a certified copy thereof are in its possession or the possession of a Custodian on its behalf. In addition, within thirty (30) Business Days after the Closing, the Trustee or the Custodian on its behalf will review the Mortgage Files and certify to each of the Depositor, the Master Servicer, the Special Servicer, each Rating Agency and the Mortgage Loan Sellers that, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery in substantially the form annexed hereto as Exhibit C, (i) without regard to the proviso in the definition of "Mortgage File", all documents specified in clauses
(i) through (v), clause (vii) and, to the extent provided in the Mortgage File, clauses (vi) and (viii) of the definition of "Mortgage File" are in its possession, (ii) all documents delivered or caused to be delivered by the related Mortgage Loan Seller constituting the related Mortgage File have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct. Notwithstanding the above, the Custodian may deliver a revised Schedule of Exceptions to Mortgage File Delivery to the Depositor within 30 days after the Closing Date. Such revised schedule shall be treated as if it was attached hereto as Exhibit C.

     (b) Within 90 days after the Closing Date, the Trustee shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder and each Mortgage Loan Seller that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan as to which a Liquidation Event has occurred or any Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification): (i) documents specified in clauses (i) through
(v), clause (vii) and, to the extent provided in the Mortgage File, clauses (vi) and (viii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, (ii) all documents received by it in respect of such Mortgage Loan have been reviewed by it or a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and
(iii) based on the examinations referred to in Section 2.02(a) above and this
Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct. In the event any exceptions are noted to the matters specified in this subsection (b)(i), the Trustee shall issue and deliver to each of the parties receiving the initial exception report, an updated exception report as to such matters every 90 days until there are no remaining exceptions noted or the second anniversary of the Closing Date. If upon the second anniversary of the Closing Date any exceptions remain outstanding, the related Mortgage Loan Seller shall, within 90 days of such anniversary: (i) cure such exception, (ii) repurchase the affected Mortgage Loan, or (iii) deliver to the Trustee an opinion of counsel to the effect that such defect does not materially and adversely affect the Certificateholders.

     (c) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

      SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans for
                    Document Defects and Breaches of Representations and Warranties.

     (a) If any party hereto discovers that any document or documents constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty relating to the Mortgage Loans set forth in Section 3 of the applicable Mortgage Loan Purchase Agreement (a "Breach"), and such Document Defect or Breach, as the case may be, materially and adversely affects the interests of the Certificateholders, such party shall give prompt written notice to each of the Rating Agencies and the other parties hereto. Promptly upon becoming aware of any such Document Defect or Breach (including through such written notice provided by any party hereto, as provided above), the Master Servicer shall request that the related Mortgage Loan Seller, not later than 90 days from such Mortgage Loan Seller's receipt of such notice, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with the Mortgage Loan Purchase Agreement; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period and such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Mortgage Loan Seller shall have an additional 90 days to complete such cure; and provided, further, that with respect to such additional 90-day period such Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions such Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that such Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. If the Document Defect is still not cured after the initial 90 days and thereafter the additional 90 day period solely due to the failure of a recording office to have returned the recorded document, then the Mortgage Loan Seller shall certify to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of the failure of a recording office to have returned the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such defect, specifying the actions being taken, and the repurchase obligation will be deferred, but no such deferral of repurchase or cure may continue beyond the time specified in Section 2.02. If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Certificate Account as the account to which funds in the amount of the Purchase Price are to be wired. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 2.03, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the appropriate Mortgage Loan Seller, upon delivery to each of them of a receipt executed by such Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to such Mortgage Loan Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.03, and the Trustee shall execute and deliver any powers of attorney necessary to permit the Master Servicer to do so.

     (c) Each Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to the Mortgage Loans purchased by the Depositor thereunder.

     SECTION 2.04. Representations and Warranties of Depositor.

     (a) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Master Servicer and the Special Servicer, as of the Closing Date, that:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

          (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (viii) Immediately prior to the transfer of the Mortgage Loans to the Trust Fund pursuant to this Agreement, (A) the Depositor had good and marketable title to, and was the sole owner and holder of, each Mortgage Loan; and (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans and all servicing rights pertaining thereto.

          (ix) The Depositor is transferring the Mortgage Loans to the Trust Fund free and clear of any liens, pledges, charges and security interests.

     (b) The representations and warranties of the Depositor set forth in
Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     SECTION 2.05. Execution, Authentication and Delivery of Class R-I
                   Certificates; Creation of REMIC I Regular Interests.

     The Trustee hereby acknowledges the assignment to it of the assets included in REMIC I. Concurrently with such assignment and in exchange therefor, (a) the Trustee agrees to hold a portion of each of the Mortgage Loans included in REMIC I with a remittance rate, initial uncertificated stated principal amount and a latest possible maturity date as set forth in the fourth sentence of the second paragraph of the Preliminary Statement as a REMIC I Regular Interest in uncertificated form on behalf of the Depositor subject to its concurrent assignment as set forth in Section 2.06, and (b) the Certificate Registrar, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, and the Authenticating Agent has authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

     SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance of
                   REMIC II by Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of REMIC II Certificates. The Trustee acknowledges the assignment to it of the right, title and interest of the Depositor in the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of REMIC II Certificates.

     SECTION 2.07. Execution, Authentication and Delivery of Class R-II
                   Certificates.

     The Trustee pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, as the Certificate Registrar, authenticated, as the Authenticating Agent, and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations.

     SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance of
                   REMIC III by Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of REMIC III Certificates.

     SECTION 2.09. Execution, Authentication and Delivery of REMIC III
                   Certificates.

     Concurrently with the assignment to it of the REMIC II Regular Interests and in exchange therefor, the Trustee, as the Certificate Registrar, has executed, and the Trustee, as the Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC
III. The rights of the holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

     SECTION 3.01. Administration of the Mortgage Loans.

     (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that each is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, for the benefit of the Certificateholders, in accordance with any and all applicable laws, the terms of this Agreement and of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans, and (ii) the Special Servicer shall service and administer each Specially Serviced Mortgage Loan and REO Property and shall render such services with respect to all Mortgage Loans and REO Properties as are specifically provided for herein. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21.

     (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer, subject to Section 6.11, each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Section 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the Master Servicer or the Special Servicer, promptly furnish, or cause to be so furnished, to the Master Servicer and the Special Servicer any limited powers of attorney and other documents necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

     (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venture, partner or agent.

     SECTION 3.02. Collection of Mortgage Loan Payments.

     (a) Each of the Master Servicer or the Special Servicer shall undertake reasonable efforts to collect all payments required under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures in accordance with the Servicing Standard. Consistent with the foregoing, the Special Servicer, with regard to a Specially Serviced Mortgage Loan, or the Master Servicer, with regard to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may waive any Penalty Interest or late payment charge in connection with any payment on a Mortgage Loan.

     (b) All amounts collected in respect of any Mortgage Loan in the form of payments from Mortgagors, Liquidation Proceeds (insofar as such Liquidation Proceeds are of the nature described in clauses (i) through (iii) of the definition thereof) or Insurance Proceeds shall be applied to either amounts due and owing under the related Mortgage Note and Mortgage (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage or, if required pursuant to the express provisions of the related Mortgage, or as determined by the Master Servicer or Special Servicer in accordance with the Servicing Standard, to the repair or restoration of the related Mortgaged Property, and, in the absence of such express provisions, shall be applied for purposes of this
Agreement: first, as a recovery of any related and unreimbursed Advances plus interest accrued thereon; second, as a recovery of accrued and unpaid interest, to the extent such amounts have not been previously advanced, at the related Mortgage Rate on such Mortgage Loan; third, as a recovery of principal of such Mortgage Loan then due and owing, to the extent such amounts have not been previously advanced, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder; fourth, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts then due and owing under such Mortgage Loan, including, without limitation, Prepayment Premiums, Yield Maintenance Charges and Penalty Interest; and fifth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance. All amounts collected on any Mortgage Loan in the form of Liquidation Proceeds of the nature described in clauses (iv) and (v) of the definition thereof shall be deemed to be applied: first, as a recovery of any related and unreimbursed Advances plus interest accrued thereon; second, as a recovery of accrued and unpaid interest to, the extent such amounts have not been previously advanced, on such Mortgage Loan to but not including the Due Date in the Collection Period of receipt; and third, as a recovery of principal, to the extent such amounts have not been previously advanced, of such Mortgage Loan to the extent of its entire unpaid principal balance. No such amounts shall be applied to the items constituting additional servicing compensation as described in the first sentence of Section 3.11(b) unless and until all principal and interest then due and payable on such Mortgage Loan has been collected. Amounts collected on any REO Loan shall be deemed to be applied in accordance with the definition thereof. The provisions of this paragraph with respect to the application of amounts collected on any Mortgage Loan shall not alter in any way the right of the Master Servicer or the Special Servicer to receive payments from the Certificate Account as set forth in clauses (ii) through (xv) of Section 3.05(a) from amounts so applied.

     SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing
                   Accounts; Reserve Accounts.

     (a) The Master Servicer shall, as to all Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account may be made (to the extent amounts have been escrowed for such purpose) only to:
(i) effect payment of Escrow Payments and comparable items; (ii) reimburse the Master Servicer or the Special Servicer for any Servicing Advances; (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) pay itself interest and investment income on balances in the Servicing Account as described in Section 3.06(b), if and to the extent not required by law or the terms of Mortgage Loan to be paid to the Mortgagor; or
(vi) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. To the extent permitted by law or the applicable Mortgage Loan, funds in the Servicing Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall pay or cause to be paid to the Mortgagors interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Servicing Accounts shall not be considered part of the segregated pool of assets constituting REMIC I.

     (b) The Master Servicer shall, as to all Mortgage Loans, (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall, as to all Mortgage Loans, enforce the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due.

     (c) The Master Servicer shall, as to all Mortgage Loans, make a Servicing Advance with respect to the related Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments


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                                      -58-


and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the particular Servicing Advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in Section 3.05(a). No costs incurred by the Master Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes of this Agreement, including, without limitation, the Paying Agent's calculation of monthly distributions to Certificateholders, be added to the unpaid Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor such costs together with interest thereon.

     (d) In connection with its recovery of any Servicing Advance from the Certificate Account pursuant to Section 3.05(a), each of the Master Servicer and the Special Servicer shall be entitled to receive, out of any amounts then on deposit in the Certificate Account, any unpaid interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of such Servicing Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself or the Special Servicer, as appropriate, for any Servicing Advance as soon as practicable after funds available for such purpose are deposited in the Certificate Account.

     (e) The determination by either the Master Servicer or the Special Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by an Officers' Certificate delivered promptly to the Trustee and the Depositor, setting forth the basis for such determination, together with a copy of any appraisal of the related Mortgaged Property or REO Property, as the case may be; which appraisal shall take into account the factors specified in Section 3.18(e), including without limitation, any environmental, engineering or other third party reports available, and other factors that a prudent real estate appraiser would consider and conducted in accordance with the standards of the Appraisal Institute performed pursuant to Section 3.09(a) by the Master Servicer or by the Special Servicer if the Mortgage Loan is a Defaulted Mortgage Loan or, if no such appraisal has been performed, a copy of an appraisal of the related Mortgaged Property or REO Property performed within the twelve months preceding such determination by an Independent Appraiser or other expert in real estate matters, and further accompanied by related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Property and any engineers' reports, environmental surveys or similar reports that the Master Servicer or the Special Servicer may have obtained and that support such determination.

     (f) The Master Servicer shall, as to all Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all


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                                      -59-


Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made (i) to pay for, or to reimburse the related Mortgagor in connection with, the related repairs and/or capital improvements at the related Mortgaged Property if the repairs and/or capital improvements have been completed, and such withdrawals are made in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds and (ii) to pay the Master Servicer interest and investment income earned on amounts in the Reserve Accounts as described below. To the extent permitted in the applicable Mortgage, funds in the Reserve Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.06. All Reserve Accounts shall be Eligible Accounts. The Reserve Accounts shall not be considered part of the segregated pool of assets comprising REMIC I.

     SECTION 3.04. Certificate Account and Distribution Account.

     (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Certificate Account, upon receipt (in the case of payments by Mortgagors or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date, which payments shall be delivered promptly to the appropriate Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

          (i) all payments on account of principal of the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, including Penalty Interest;

          (iii) all Prepayment Premiums and Yield Maintenance Charges;

          (iv) all Insurance Proceeds and Liquidation Proceeds (other than Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Distribution Account pursuant to
     Section 9.01) received in respect of any Mortgage Loan;

          (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

          (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy; and

          (vii) any amounts required to be transferred from an REO Account pursuant to Section 3.16(c).

     The foregoing requirements for deposit in the Certificate Account shall be exclusive. Notwithstanding the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, amounts to be deposited in Reserve Accounts, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Sections 3.11(b) and (d), need not be deposited by the Master Servicer in the Certificate Account. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer as additional servicing compensation in accordance with Sections 3.11(b) and (d) assumption fees, late charges and other transaction fees received by the Master Servicer to which the Special Servicer is entitled pursuant to either of such Sections upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series and the other accounts of the Master Servicer.

     Upon receipt of any of the amounts described in clauses (i) through (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than three Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

     (b) The Paying Agent shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") to be held in trust for the benefit of the Certificateholders. The Distribution Account shall be an Eligible Account. The Master Servicer shall deliver to the Paying Agent each month on or before the P&I Advance Date therein, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clauses (b)(ii)(B) and (b)(iii) of the definition thereof) for the related Distribution Date then on deposit in the Certificate Account, together with (i) any Prepayment Premiums or Yield Maintenance Charges received on the Mortgage Loans during the related Collection Period and (ii) in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01.

     In addition, the Master Servicer shall, as and when required hereunder, deliver to the Paying Agent for deposit in the Distribution Account:

          (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

          (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account;

          (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls; and

          (iv) the Purchase Price paid by a Mortgage Loan Seller pursuant to
     Section 2.03 and the purchase price paid in connection with the purchase of all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such amounts required to be deposited in the Certificate Account pursuant to Section 9.01.

     The Paying Agent shall, upon receipt, deposit in the Distribution Account any and all amounts received by the Paying Agent that are required by the terms of this Agreement to be deposited therein.

     (c) Funds in the Certificate Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions of Section
3.06. The Master Servicer shall give notice to the Trustee, the Special Servicer and the Rating Agencies of the location of the Certificate Account as of the Closing Date and of the new location of the Certificate Account prior to any change thereof. The Paying Agent shall give notice to the Trustee, the Master Servicer, the Special Servicer and the Rating Agencies of the location of the Distribution Account as of the Closing Date and of the new location of the Distribution Account prior to any change thereof.

     SECTION 3.05. Permitted Withdrawals From the Certificate Account and the
                   Distribution Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

          (i) to remit to the Paying Agent for deposit in the Distribution Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b);

          (ii) to reimburse itself for unreimbursed P&I Advances, the Master Servicer's right to reimburse itself pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to amounts that represent Late Collections of interest (net of the related Servicing Fees) on and principal (net of any related Principal Recovery Fee) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

          (iii) to pay to itself earned and unpaid Master Servicing Fees, to pay to CRIIMI MAE Services Limited Partnership or its assignee earned and unpaid Special Servicer Strip and to pay to the Special Servicer earned and unpaid Additional Servicing Fees, in each case in respect of each Mortgage Loan and REO Loan, the Master Servicer's, CRIIMI MAE Services Limited Partnership's (or its assignee's) and the Special Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

          (iv) to pay to the Special Servicer earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan;

          (v) to pay the Special Servicer (or, if applicable, a predecessor Special Servicer) earned and unpaid Principal Recovery Fees in respect of each Specially Serviced Mortgage Loan, Corrected Mortgage Loan and REO Loan, the Special Servicer's (or, if applicable, any predecessor Special Servicer's) right to payment pursuant to this clause (v) with respect to any such Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of principal thereon (provided that no Principal Recovery Fee shall be payable out of any Liquidation Proceeds received in connection with the purchase of any Mortgage Loan or REO Property by the applicable Mortgage Loan Seller pursuant to the respective Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master

     Servicer or Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or Depositor pursuant to Section 9.01);

          (vi) to reimburse itself or the Special Servicer for any unreimbursed Servicing Advances, the Master Servicer's and Special Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being limited to payments made by the related Mortgagor that are allocable to such Servicing Advance, or to Liquidation Proceeds, Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

          (vii) to reimburse itself or the Special Servicer for any unreimbursed Advances that have been or are determined to be Nonrecoverable Advances or to pay itself, with respect to any Mortgage Loan or REO Property, any related earned Servicing Fee that remained unpaid in accordance with clause
     (iii) above following a Final Recovery Determination made with respect to such Mortgage Loan or REO Property and the deposit into the Certificate Account of all amounts received in connection therewith;

          (viii) at such time as it reimburses itself for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above, to pay itself or the Special Servicer, as the case may be any interest accrued and payable thereon in accordance with Section 3.03(d) or 4.03(d), as applicable;

          (ix) to pay for costs and expenses incurred by the Trust Fund pursuant to Section 3.09(c);

          (x) to pay itself, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Certificate Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Certificate Account for any Collection Period;

          (xi) to pay for the cost of an independent appraiser or other expert in real estate matters retained pursuant to Section 3.03(e), 3.09(a), 3.18(e) or 4.03(c);

          (xii) to pay itself, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to Section 6.03;

          (xiii) to pay for (A) the advice of counsel and tax accountants contemplated by Section 3.17(a)(iii), (B) the cost of the Opinions of Counsel contemplated by Sections 3.09(b)(ii), 3.09(c), 3.16(a) and 11.02(a), (C) the
     cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in furtherance of the rights and interests of Certificateholders, (D) the cost of obtaining any REO Extension sought by the Special Servicer as contemplated by Section 3.16(a), and (E) the cost of recording this Agreement in accordance with Section 11.02(a);

          (xiv) to pay itself, the Special Servicer, the appropriate Mortgage Loan Seller, the Majority Subordinate Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase; and

          (xv) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01.

     The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Certificate Account pursuant to clauses (ii) - (xv) above.

     The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Certificate Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account.

     (b) The Paying Agent may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (in no particular order of priority):

          (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

          (ii) to pay the Trustee or any of its directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05;

          (iii) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Distribution Account as provided in
     Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Distribution Account for any Collection Period);

          (iv) to pay for the cost of the Opinions of Counsel sought by the Trustee (A) as provided in clause (v) of the definition of "Disqualified Organization", (B) as contemplated by Sections 9.02(a)(i) and 10.01(i), or
     (C) as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

          (v) to pay any and all federal, state and local taxes imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, to the extent none of the Trustee, the REMIC Administrator, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(j);

          (vi) to pay the REMIC Administrator any amounts reimbursable to it pursuant to Section 10.01(f);

          (vii) to pay to the Master Servicer any amounts deposited by the Master Servicer in the Distribution Account not required to be deposited therein; and

          (viii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

     SECTION 3.06. Investment of Funds in the Servicing Accounts, the Reserve
                   Accounts, the Certificate Account, the Distribution Account and the REO Account.

     (a) The Master Servicer may direct in writing any depository institution maintaining a Servicing Account, a Reserve Account or the Certificate Account and may direct in writing the Paying Agent with respect to the Distribution Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. In the event that the Master Servicer shall have failed to give investment directions for any Servicing Account, any Reserve Account, the Certificate Account or Distribution Account (exclusive of any accounts as are held by the Master Servicer) or the Special Servicer shall have failed to give investment directions for the REO Account by 11:00 A.M. New York time on any Business Day on which there may be uninvested cash, such funds shall be invested in securities described in clause (i) of the definition of the term "Permitted Investments." All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Servicing Accounts, the Reserve Accounts, the Certificate Account and the Distribution Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the person that shall) maintain continuous possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the UCC, or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Master Servicer or the Special Servicer shall constitute possession by a Person designated by the Trustee for purposes of Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of Section 9-305 of the UCC and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account, Servicing Accounts and Reserve Accounts), the Paying Agent (in the case of the Distribution Account) or the Special Servicer (in the case of the REO Account) shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) Whether or not the Master Servicer directs the investment of funds in any of the Servicing Accounts, the Reserve Accounts, the Certificate Account or the Distribution Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with
Section 3.03(a), 3.03(f) or 3.05(a) or withdrawal by the Paying Agent at its direction in accordance with Sections 3.05(b), as applicable. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Servicing Accounts, the Reserve Accounts, the Certificate Account and the Distribution Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

     SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and
                   Fidelity Coverage.

     (a) The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgaged Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall, consistent with the Servicing Standard, cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer shall exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related Mortgagor shall be required to exercise its reasonable best efforts to obtain the required insurance coverage from Qualified Insurers that have a general policy rating of at least A-X in A.M. Best's Key Rating Guide. The Majority Subordinate Certificateholder may request that earthquake insurance be secured for one or more Mortgaged Properties at the expense of the Majority Subordinate Certificateholder. Subject to Section 3.17(a), the Special Servicer shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage; provided that all such insurance shall be obtained from Qualified Insurers that, if they are providing casualty insurance, shall have a claims paying ability rating of at least "A," "A2" and "A" from Standard & Poor's, Moody's (if then rated by Moody's) and Fitch (if then rated by Fitch), respectively (or solely Standard & Poor's, if such insurer is not rated by Moody's or Fitch) or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. All such insurance policies shall contain (if they insure against loss to property and do not relate to an REO Property) a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgage Loans), and shall be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Trustee; in each case such insurance shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related

Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case subject to the rights of any tenants and ground lessors, as the case may be, and in each case in accordance with the terms of the related Mortgage and the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     (b) If the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer having a claims-paying rating of "A," "A2" and "A" or better from Standard & Poor's, Moody's and Fitch, respectively (or solely Standard & Poor's, if such insurer is not rated by Moody's and Fitch) or such lower rating of any Rating Agency or rating from any other nationally recognized statistical rating agency as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

     (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties are part of the Trust Fund) keep in force with Qualified Insurers a fidelity bond issued by an insurer having a claims-paying rating of "A," "Baa3" and "A" or better from Standard & Poor's, Moody's (if then rated by Moody's) and Fitch (if then rated by Fitch), respectively, or such lower rating of any Rating Agency or rating from any other nationally recognized statistical rating agency as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, such fidelity bond to be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause


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                                      -69-


the qualification, downgrading or withdrawal of any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency); and provided that the Master Servicer's current fidelity insurer, Aetna Casualty and Surety Company, shall be deemed to satisfy the requirements of this section so long as it has a claims-paying rating of "A" or better from Standard & Poor's. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide for ten days' written notice to the Trustee prior to any cancellation.

     Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties exist as part of the Trust Fund) also keep in force with Qualified Insurers having a claims-paying rating of "A," "Baa3" and "A" or better from Standard & Poor's, Moody's (if then rated by Moody's) and Fitch (if then rated by Fitch), or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, respectively, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not adversely affect any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Any such errors and omissions policy shall provide for ten days' written notice to the Trustee prior to cancellation. The Master Servicer and the Special Servicer shall each cause the Trustee to be an additional loss payee on any policy currently in place or procured pursuant to the requirements of this Section 3.07(c).

     For so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be (or in the case of the initial Master Servicer and Special Servicer, their respective direct or indirect parent), are rated at least "A" or the equivalent by all of the Rating Agencies (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies), such Person may self-insure with respect to the risks described in this subsection.

     SECTION 3.08. Enforcement of Alienation Clauses.

     With respect to all Mortgage Loans, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall, to the extent permitted by applicable law, enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Mortgagor, unless the


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                                      -70-


Special Servicer has determined, consistent with the Servicing Standard, that waiver of such restrictions would be in accordance with the Servicing Standard. Promptly after the Special Servicer has made any such determination, the Special Servicer shall deliver to the Trustee, the Rating Agencies and the Master Servicer an Officers' Certificate setting forth the basis for such determination. The Special Servicer shall not exercise any such waiver in respect of a due-on-encumbrance provision without receiving the prior written confirmation from the Rating Agencies that such action would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates.

     SECTION 3.09. Realization Upon Defaulted Mortgage Loans; Required
                   Appraisals.

     (a) The Special Servicer shall, subject to Sections 3.09(b) through 3.09(d), exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including, without limitation, pursuant to Section 3.20. The Special Servicer shall advance all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Servicing Advance) incurred by it in any such proceedings, and shall be entitled to reimbursement therefor as provided in Section 3.05(a). Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may, at the expense of the Trust Fund, have an appraisal performed with respect to such property by an Independent Appraiser or other expert in real estate matters; which appraisal shall take into account the factors specified in Section 3.18(e), including without limitation, any environmental, engineering or other third party reports available, and other factors that a prudent real estate appraiser would consider. With respect to each Required Appraisal Mortgage Loan, the Special Servicer will be required to obtain a Required Appraisal within 60 days of a Mortgage Loan becoming a Required Appraisal Mortgage Loan (unless an appraisal was obtained for such Required Appraisal Mortgage Loan within the prior 3 months in which case such appraisal shall be the Required Appraisal) and thereafter shall obtain a letter update of such Required Appraisal once every 12 months if such Mortgage Loan remains a Required Appraisal Mortgage Loan. The Special Servicer shall advance the cost of such Required Appraisal; provided, however, that such expense will be subject to reimbursement to the Special Servicer as a Servicing Advance out of the Certificate Account pursuant to Section 3.05(a).


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                                      -71-


     (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

          (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

          (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trustee, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable judgment of the Master Servicer or the Special Servicer, as the case may be, made in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless (as evidenced by an Officers' Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination) the Special Servicer has previously determined in accordance with the Servicing Standard, and based on a Environmental Assessment of such Mortgaged Property performed by an Independent Person who regularly conducts Environmental Assessments and performed within six months prior to any such acquisition of title or other action (a copy of which Environmental Assessment shall be delivered to the Trustee and the Master Servicer), that:

          (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

          (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage
     Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property.

     The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in the preceding paragraph and may conclusively rely on the Environmental Assessment referred to above in making such determination. The cost of any such Environmental Assessment, as well as the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph, may be reimbursed to the Special Servicer from the Certificate Account as a Servicing Advance; and if any such Environmental Assessment so warrants, the Special Servicer shall, as a Servicing Advance, perform such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses
(i) and (ii) of the preceding paragraph have been satisfied.

     (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that if such Mortgage Loan has a then outstanding principal balance of greater than $1 million, prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Rating Agencies, Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property and the bases for such intention, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall have consented to such release within 30 days of the Trustee's distributing such notice (failure to respond by the end of such 30-day period being deemed consent).

     (e) The Special Servicer shall report to the Master Servicer, Lehman Brothers Inc. and the Trustee monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a defaulted Mortgage Loan as to which the environmental testing contemplated in Section 3.09(c) above has revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of all such conditions and release of the lien of the related Mortgage on such Mortgaged Property.

     (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

     (g) The Special Servicer shall prepare and file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and each year deliver to the Trustee and the Master Servicer an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     (h) The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination in respect of any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officers' Certificate delivered to the Trustee and the Master Servicer no later than the third Business Day following such Final Recovery Determination.

     (i) Upon reasonable request of the Master Servicer, the Special Servicer shall deliver to it and the related Sub-Servicer any other information and copies of any other documents in its possession with respect to a Specially Serviced Mortgage Loan or the related Mortgaged Property.

     SECTION 3.10. Trustee and Custodian to Cooperate; Release of Mortgage
                   Files.

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Trustee, who shall release or cause the related Custodian to release, by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of a release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall deliver to the Master Servicer such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or the Distribution Account.

     (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any

Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or related Custodian to the Master Servicer or the Special Servicer, as applicable.

     (c) Within seven Business Days (or within such shorter period (but no less than three Business Days) as execution and delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of the Special Servicer's request therefor, the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents stated by the Special Servicer to be reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or REO property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust Fund, the Master Servicer or the Special Servicer. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.11. Servicing Compensation.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate and on the same principal amount and for the same period respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master

Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a)(iii). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

     (b) Additional servicing compensation in the form of (i) late charges, Penalty Interest, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums or Yield Maintenance Charges), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, and (ii) fifty percent (50%) of any assumption fee to the extent actually paid by a Mortgagor with respect to any Mortgage Loan, may be retained by the Master Servicer and are not required to be deposited in the Certificate Account. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses (but only insofar as the aggregate of such Prepayment Interest Excesses collected during any Collection Period exceeds the aggregate amount of Prepayment Interest Shortfalls incurred during such Collection Period); (ii) interest or other income earned on deposits in the Reserve Accounts, the Servicing Accounts, the Certificate Account and the Distribution Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period), and (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts maintained thereby. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers (other than compensation) and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

     (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the same principal amount and for the same period respecting which any related interest payment due on such Specially Serviced Mortgage Loan or deemed to be due on such REO Loan is computed. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account pursuant to Section 3.05(a).

     In addition, with respect to each Specially Serviced Mortgage Loan, Corrected Mortgage Loan and REO Loan, the Special Servicer shall be entitled to the Principal Recovery Fee payable out of, and equal to 0.25% of, all amounts (whether in the form of payments, Insurance Proceeds, Liquidation Proceeds or REO Revenues) received in respect of such Mortgage Loan (or, in the case of an REO Loan, in respect of the related REO Property) and allocable as a recovery of principal in accordance with Section 3.02(b) or the definition of "REO Loan", as applicable; provided that no Principal Recovery Fee shall be payable in connection with, or out of Liquidation Proceeds resulting from, the purchase of any Mortgage Loan or REO Property by the applicable Mortgage Loan Seller pursuant to the respective Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or the Depositor pursuant to Section 9.01; provided further that if any Person is acting as Special Servicer at such time as any Specially Serviced Mortgage Loan became a Corrected Mortgage Loan and such Person is subsequently terminated as Special Servicer hereunder, and if such Corrected Mortgage Loan was still a Corrected Mortgage Loan at the time of such termination, then such Person shall, following such termination, continue to be entitled to all Principal Recovery Fees payable in respect to such Corrected Mortgage Loan, and no successor Special Servicer shall be entitled to any Principal Recovery Fees payable in respect thereof, in either case unless and until such Corrected Mortgage Loan again becomes a Specially Serviced Mortgage Loan or becomes an REO Loan; and provided further that if any Person is terminated as Special Servicer hereunder while the sale of any Specially Serviced Mortgage Loan or REO Property is pending, then (subject to the second preceding proviso) such Person shall be entitled to all, and the successor Special Servicer shall be entitled to none, of the Principal Recovery Fee payable in connection with the receipt of the Liquidation Proceeds derived from such sale.

     CRIIMI MAE Services Limited Partnership as the initial Special Servicer or its assignee shall be entitled to receive the Special Servicer Strip (regardless of whether it remains as Special Servicer hereunder) with respect to each Mortgage Loan or REO Loan for so long as the Trust Fund has not been terminated pursuant to Article 11. As compensation for its activities set forth in Section 3.12, the Special Servicer shall be entitled to receive the Additional Servicing Fee with respect to each Mortgage Loan and REO Loan. As to each such Mortgage Loan and REO Loan, each of the Additional Servicing Fee and the Special Servicer Strip shall accrue at the Special Servicer Strip Rate and the Additional Servicing Fee Rate, respectively, on the same principal amount and for the same period respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Special Servicer Strip and the Additional Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Special Servicer Strip and the Additional Servicing Fee shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. CRIIMI MAE Services Limited Partnership or its assigns shall be entitled to recover unpaid Special Servicer Strip and the Special Servicer shall be entitled to recover unpaid Additional Servicing Fees, in each case in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a)(iv).

     The Special Servicer's right to receive the Special Servicing Fee, the Additional Servicing Fee and the Principal Recovery Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under Sections 6.02, 6.04 and 6.09. CRIIMI MAE Services Limited Partnership's right to receive the Special Servicer Strip may not be transferred in whole or in part except in compliance with the provisions of Section 5.02(b)(i)and 5.02(b)(ii) hereof with respect to such transfer as if such interest were in certificated form.

     (d) Additional servicing compensation in the form of (i) late charges received on or with respect to Specially Serviced Mortgage Loans, (ii) fifty percent (50%) of assumption fees collected on all Mortgage Loans and (iii) one hundred percent (100%) of modification fees collected on all Mortgage Loans, in each case to the extent actually paid by the related Mortgagor, shall be retained by the Special Servicer or promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Certificate Account pursuant to Section 3.04(a). The Special Servicer shall also be entitled to additional servicing compensation in the form of: (i) interest or other income earned on deposits in the REO Account, if established, in accordance with
Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period); and (ii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts maintained by the Special Servicer. The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers (other than compensation) and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to
Section 3.07(b)), and the Special Servicer shall be entitled to reimbursement therefor as expressly provided in Section 3.05(a) if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account.

     SECTION 3.12. Property Inspections; Collection of Financial Statements;
                   Delivery of Certain Reports.

     (a) The Special Servicer shall at its expense perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after a related Mortgage Loan becomes a Specially Serviced Mortgage Loan and, in any event, shall at its expense perform or cause to be performed an inspection of all other Mortgaged Properties at least once per calendar year. The Special Servicer shall prepare a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Special Servicer is aware, (ii) any change in the condition or value of the Mortgaged Property that it, in its reasonable judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Special Servicer shall make copies of such inspection report available for review by Certificateholders during normal business hours at



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                                      -78-

the offices of the Special Servicer within 30 days of the related inspection. The Special Servicer shall forward copies of any such inspection reports to the Master Servicer and Lehman Brothers Inc. upon request.

     The Special Servicer will, promptly after a Mortgage Loan becomes a Specially Serviced Mortgage Loan, give written notice to the Master Servicer and the Trustee which will include an explanation as to the reasons such Mortgage Loan became a Specially Serviced Mortgage Loan and the Special Servicer's plan for servicing such Mortgage Loan, a copy of which notice will be provided by the Trustee to each Certificateholder, each Rating Agency, the Depositor and Lehman Brothers Inc.

     (b) [Reserved]

     (c) Not later than 2:00 P.M. on the fourth Business Day following each Determination Date, the Master Servicer (with respect to item (i) below) and the Special Servicer (with respect to items (ii) through (vii) below) shall deliver or cause to be delivered to the Trustee the following reports with respect to the Mortgage Loans (and, if applicable, the related REO Properties), providing the required information as of the Determination Date: (i) a Delinquent Loan Status Report, (ii) a Comparative Financial Status Report; (iii) an Historical Loss Estimate Report; (iv) an Historical Loan Modification Report; (v) an REO Status Report, (vi) a Watch List Report; and (vii) an accurate and complete Updated Mortgage Loan Schedule, substantially in the form of Exhibit B, prepared as if the Determination Date were the Cut-off Date. The Master Servicer, with respect to the report set forth in clause (i) and the Special Servicer with respect to the reports set forth in clauses (ii) through (vii) above, shall deliver to the Trustee such reports in an electronic format reasonably acceptable to the Trustee. In the case of information provided to the Trustee by the Master Servicer pursuant to clause (i) above, to the extent that the underlying information is solely within the control of the Special Servicer, the Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

     (d) The Special Servicer also shall deliver or cause to be delivered to the Trustee the following reports and/or statements, together with the accompanying materials and other information:

     Within 45 days after the end of each calendar quarter commencing with the calendar quarter ending in September 1997, with respect to each Mortgaged Property and REO Property, an Operating Statement Analysis for the related Mortgaged Property or REO Property as of the end of such calendar quarter, together with copies of the operating statements and rent rolls for the related Mortgaged Property or REO Property for or as of the end of, as the case may be, such calendar quarter (or, in the case of the final calendar quarter, for or as of the end of the year in which such calendar quarter occurs). The Special Servicer shall, consistent with accepted servicing practices, endeavor to obtain quarterly and annual operating statements and rent rolls with respect to each of the Mortgage Loans and REO Properties, which efforts shall include in the case of Mortgage Loans, a letter sent to the related Mortgagor each quarter (followed up with telephone calls) requesting such quarterly


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                                      -79-


and annual operating statements and rent rolls until they are received to the extent such action is consistent with applicable law.

     Within 45 days after receipt by the Special Servicer (or within ten days in the case of a Specially Serviced Mortgage Loan or REO Property) of any annual operating statements with respect to any Mortgaged Property or REO Property, an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).

     The Special Servicer shall maintain one Operating Statement Analysis report for each Mortgaged Property and REO Property. The Operating Statement Analysis report for each Mortgaged Property is to be updated by the Special Servicer and such updated report made available to the Trustee within thirty days after receipt by the Special Servicer of updated operating statements for such Mortgaged Property. The Special Servicer will use the "Normalized" column from the NOI Adjustment Worksheet to update the Operating Statement Analysis report and will use any operating statements received with respect to any Mortgaged Property to update the Operating Statement Analysis report for such Mortgaged Property, such updates to be completed and copies thereof sent to the Trustee within thirty days after receipt of the necessary information.

     SECTION 3.13. Annual Statement as to Compliance.

     Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Underwriters and the Rating Agencies, and, in the case of the Special Servicer, to the Master Servicer, on or before April 30 of each year, beginning April 30, 1998, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding qualification, or challenging the status, of any portion of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The Master Servicer and Special Servicer shall deliver a copy of such Officer's Certificate to the Depositor.

     SECTION 3.14. Reports by Independent Public Accountants.

     On or before April 30 of each year, beginning April 30, 1998 each of the Master Servicer and the Special Servicer at its expense shall cause a firm of Independent public accountants (which may also render other services to the Master Servicer or the Special Servicer) that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, to the Underwriters, to the Rating Agencies, to the Depositor and, in the case of the Special Servicer, to the Master Servicer to the effect that such firm has examined the servicing operations of the Master Servicer or the Special Servicer, as the case may be, for the previous calendar year (except that the first such report shall cover the period from the Closing Date through December 31, 1997) and that, on the basis of such examination, conducted substantially in compliance with USAP, such firm confirms that the Master Servicer or the Special Servicer, as the case may be, complied with the minimum servicing standards identified in USAP, in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, the USAP requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer.

     SECTION 3.15. Access to Certain Information.

     Upon ten days prior written notice, the Master Servicer (with respect to the items in clauses (a), (b), (c), (d) and (h) below), the Special Servicer (with respect to the items in clauses (e), (f), (g), (h) and (i) below) and the Trustee to the extent any such items are in its possession, shall make available at their respective offices primarily responsible for administration of the Mortgage Loans, during normal business hours, for review by any Certificateholder or any person identified by a Holder or its designated agent to the Trustee, the Master Servicer or the Special Servicer, as the case may be, as a prospective transferee of such an interest, the Trustee, the Rating Agencies, the Underwriters and anyone specified thereby and the Depositor originals or copies of the following items: (a) this Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Certificates since the Closing Date, (c) all Officer's Certificates delivered by the Master Servicer since the Closing Date, (d) all accountants' reports delivered to the Master Servicer since the Closing Date as described in Section 3.14, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer in respect of each Mortgaged Property and delivered to the Master Servicer, (f) the most recent Mortgaged Property annual operating statements and rent roll, if any, collected by or on behalf of the Special Servicer and delivered to the Master Servicer, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer, (h) any and all Officers' Certificates and other evidence delivered by the Master Servicer or the Special Servicer, as the case may be, to support its determination that any Advance was or, if made, would be a Nonrecoverable Advance, and (i) any operating statements, budgets, rent rolls or financial statements. Copies of any and all of the foregoing items will be available from the Master Servicer or the Special Servicer, as the case may be, upon request and shall be provided to any of the Rating Agencies and Lehman Brothers Inc. at no cost pursuant to any of their requests.

     Each of the Master Servicer and the Special Servicer shall afford to the Trustee, Lehman Brothers Inc., the Rating Agencies and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

     The Trustee, the Master Servicer, the Special Servicer and the Underwriters may require payment from the Certificateholder of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section 3.15 to, or at the request of, the Certificateholders or prospective transferees, including, without limitation, copy charges and reasonable fees for employee time and for space.

     A Certificateholder may obtain the information contained in each Distribution Date Statement by sending a written request, together with any fee that State Street Bank and Trust Company may require, to State Street Bank and Trust Company, Corporate Trust Department, Two International Place, 5th Floor, Boston, Massachusetts 02110, Attention: First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1. Certificate Factor information may be obtained by potential purchasers of the Offered Certificates, by calling (617) 664-5500. In addition, if the Depositor or either of the Underwriters so directs the Trustee, the Trustee will make available certain Mortgage Loan information contained in the Distribution Date Statement via automated medium to any Person who places a telephone call to
(617) 664-5600 and requests access to Street Fax, the Trustee's automated fax back system. Additionally, the Trustee shall make available to the Master Servicer, the Special Servicer, the Certificateholders, the Depositor, the Underwriters, each Rating Agency, and Bloomberg, L.P. (and may in its discretion and upon receipt of written consent of the Underwriters publish on the internet) by means of electronic access to a datafile in the "CSSA 100.1" layout with the Delinquent Loss Status Report, Historical Loan Modification Report, Historical Loss Estimate Report, REO Status Report and the Watch List Report attached (provided such reports have been delivered to the Trustee pursuant to Section 3.12(c) in an electronic format acceptable to the Trustee) accessible by modem, as and to the extent such information has been received from the Master Servicer and the Special Servicer. The Trustee may disclaim responsibility for any information therein for which it is not the original source. The Master Servicer, upon receipt of written consent of the Underwriters, may publish on the internet any information that Trustee is obligated to publish herein on Bloomberg, L.P. provided that any expenses or liability arising therefrom shall not be an Additional Trust Fund Expense and shall be the sole responsibility of the Master Servicer.

     If three or more Holders (hereinafter referred to as "Applicants" with a single Person which (together with its Affiliates) is the Holder of more than one Class of Certificates being viewed as a single Applicant for these purposes) apply in writing to the Trustee, and such application states that the Applicants' desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     SECTION 3.16. Title to REO Property; REO Account.

     (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property within two years after REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either
(i) applies, more than sixty days prior to the expiration of such two year period, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II or REMIC III or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its obtaining the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust Fund payable out of the Certificate Account pursuant to
Section 3.05(a).

     (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, upon receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the Trustee and the Master Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

     (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property (including any monthly reserve or escrow amounts necessary to accumulate sufficient funds for taxes, insurance and anticipated capital expenditures (the "Impound Reserve")). On each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer or such other Person as may be directed by the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during the most recently ended Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that in addition to the Impound Reserve the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management and maintenance of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and other related expenses), such reserve not to exceed $10,000 with respect to each such REO Property or to cover a period of more than twelve months.

     (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c). The Special Servicer shall provide the Master Servicer any information with respect to the REO Account as is reasonably requested by the Master Servicer.

SECTION 3.17. Management of REO Property.

     (a) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

          (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

          (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO


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                                      -84-


     Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

          (iii) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the REMIC Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the REMIC Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the REMIC Administrator's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the REMIC Administrator shall (to the maximum extent possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the REMIC Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. All of the REMIC Administrator's expenses (including any fees and expenses of counsel or other experts reasonably retained by it) incurred pursuant to this section shall be reimbursed to it from the Trust Fund in accordance with Section 10.01(f).

     The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the Servicing Standard and in any case on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. Both the Special Servicer and the REMIC Administrator may, at the expense of the Trust Fund payable pursuant to Section 3.05(a)(xiii) consult with counsel.

     (b) Subject to Section 3.17(a)(iii), if title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not and will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), either result in the receipt by REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or result in an Adverse REMIC Event. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including without limitation:

          (i) all insurance premiums due and payable in respect of such REO Property;

          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

          (iii) any ground rents in respect of such REO Property; and

          (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) - (iv) above with respect to such REO Property, the Special Servicer shall make Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced by an Officers' Certificate delivered to the Trustee and the Master Servicer) the Special Servicer would not make such advances if the Special Servicer owned such REO Property or the Special Servicer determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Advance; provided, however, that the Special Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

     (c) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

          (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

          (ii) the fees of such Independent Contractor (which shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

          (iii) except as permitted under Section 3.17(a), any such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in Section 3.17(b) above, and (B) except to the extent that such revenues are derived from any services rendered by the Independent Contractor to tenants of the REO Property that are not customarily furnished or rendered in connection with the rental of real property (within the meaning of Section 1.856-4(b)(5) of the Treasury Regulations or any successor provision), remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

          (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

          (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

     The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. No agreement entered into pursuant to this
Section 3.17(c) shall be deemed a Sub-Servicing Agreement for purposes of
Section 3.22.

     SECTION 3.18. Sale of Mortgage Loans and REO Properties.

     (a) The Master Servicer, the Special Servicer or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

     (b) Subject to Section 2.03(a), if the Special Servicer has determined in good faith that any Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee, following its receipt of such notice, shall, within 10 days after receipt of such notice, notify the Majority Subordinate Certificateholder. The Majority Subordinate Certificateholder may at its option purchase from the Trust Fund, at a price equal to the Purchase Price, any such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Certificate Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Majority Subordinate Certificateholder the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Majority Subordinate Certificateholder ownership of such

Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Majority Subordinate
Certificateholder.

     (c) If the Majority Subordinate Certificateholder has not purchased any Defaulted Mortgage Loan within 30 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer (with preference given to the Special Servicer) may at its option purchase such Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Certificate Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

     (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Sections 3.18(b) and 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust Fund. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the Trust Fund, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09.

     The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). The Special Servicer shall accept the first (and, if multiple bids are received contemporaneously or subsequently, the highest, provided that the Special Servicer is not obligated to the first bidder) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

     The Special Servicer shall give the Trustee and the Master Servicer not less than three Business Days' prior written notice of its intention to sell any Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

     (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of Section 3.18(d), shall be determined by the Special Servicer (except as otherwise provided below in this Section 3.18(e)). In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall be supplied with and may rely on a narrative appraisal prepared at the expense of the Trust Fund by an Independent Appraiser, retained by the Special Servicer. (The Special Servicer may rely on a certification of any bidder to the effect that such bidder is not an Interested Person.) Such appraiser shall be selected by the Special Servicer if the Special Servicer is not bidding with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Master Servicer if the Special Servicer is bidding. (The Master Servicer shall not bid with respect to a Defaulted Mortgage Loan or REO Property if the Special Servicer has informed it that the Special Servicer intends to submit a bid.) Where any Interested Person is among those bidding with respect to a Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person or from an Interested Person other than the Special Servicer constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any appraisal described above and any appraisal that it may have obtained pursuant to Section 3.09(a)), and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18 (but excluding a purchase pursuant to Section 3.18(c)), no cash bid from the Master Servicer, Special Servicer or any of their Affiliates thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest bid received and at least two independent bids (not including the bid of the Master Servicer, Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids are received and the original bid of the Special Servicer or any Affiliate is the highest of all bids received, then the bid of the Special Servicer or such Affiliate shall be deemed to constitute a fair price.

     (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final, without recourse to the Trustee or the Trust Fund and without representations and warranties of title and condition, unless liability for breach thereof is limited to recourse against the Trust Fund, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

     (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless changes in the REMIC Provisions or authoritative interpretations thereof made or issued subsequent to the Startup Day allow a sale for other consideration).

     (h) The Special Servicer shall not be obligated by any of the foregoing paragraphs of this Section 3.18 to accept the highest bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms offered by the prospective buyer making the lower bid are more favorable).

     SECTION 3.19. Additional Obligations of Master Servicer.

     The Master Servicer shall deliver to the Paying Agent for deposit in the Distribution Account on each P&I Advance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the excess, if any, of (A) aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received during the most recently ended Collection Period over (B) the aggregate amount of Prepayment Interest Excesses collected in connection with Principal Prepayments received during such Collection Period, and (ii) the total amount of all servicing compensation received by the Master Servicer during such Collection Period.

     SECTION 3.20. Modifications, Waivers, Amendments and Consents.

     (a) Subject to Sections 3.20(b) through 3.20(g) below, the Special Servicer may, on behalf of the Trustee, agree to any modification, waiver or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder.

     (b) All modifications, waivers or amendments of any Mortgage Loan shall be in writing and shall be considered and effected in accordance with the Servicing Standard.

     (c) Except as provided in 3.20(d), the Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, waiver or amendment of any term of any Mortgage Loan that would:

          (i) affect the amount or timing of any related payment of principal, interest or other amount (including Prepayment Premiums or Yield Maintenance Charges, but excluding Penalty Interest and other amounts payable as additional servicing compensation) payable thereunder;

          (ii) affect the obligation of the related Mortgagor to pay a Prepayment Premium or Yield Maintenance

     Charge or permit a Principal Prepayment during any period in which the related Mortgage Note prohibits Principal Prepayments;

          (iii) except as expressly contemplated by the related Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Independent Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

          (iv) in the judgment of the Special Servicer, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

     (d) Notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest or any Prepayment Premium or Yield Maintenance Charges, (ii) reduce the amount of the monthly payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan or (iv) accept a principal prepayment on any Specially Serviced Mortgage Loan during any Lockout Period; provided that (A) the related Mortgagor is in default with respect to the Specially Serviced Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the sole, good faith judgment of the Special Servicer, such modification would increase the recovery on the Mortgage Loan to Certificateholders on a net present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Mortgage Rate) and (C) such modification, waiver or amendment would not both (1) effect an exchange or reissuance of the Mortgage Loan under Section 1001 of the Code (and the Treasury regulations promulgated thereunder) and (2) cause the Trust Fund to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

     In addition, notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may extend the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan if the conditions set forth in the proviso to the prior paragraph are satisfied and the Special Servicer has obtained an appraisal in accordance with the Standards of the Appraisal Institute of the related Mortgaged Property, performed by an Independent Appraiser, in connection with such extension, which appraisal supports the determination of the Special Servicer contemplated by clause (B) of the proviso to the immediately preceding paragraph.

     In no event will the Special Servicer (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, (ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the prevailing interest rate for comparable loans at the time of such modification as determined by the Special Servicer, unless (A) such Mortgage Loan is a Balloon Loan, (B) the related Mortgagor has failed to make the Balloon Payment at its scheduled maturity and (C) such Balloon Loan is not a Specially Serviced Mortgage Loan (other than by reason of the failure to make its Balloon Payment) and has not been delinquent with respect to a Monthly Payment (other than the Balloon Payment) in the preceding twelve months, in which case the Special Servicer may permit up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (such limitation of extensions made at below market rate shall not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess to the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a Ground Lease, extend the maturity date of such Mortgage Loan beyond a date which is less than 10 years prior to the expiration of the term of such Ground Lease; (iv) reduce the Mortgage Rate to a rate below the prevailing interest rate for comparable loans at the time of such modification, as determined by the Special Servicer; or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

     The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph, and clause (ii) of the second paragraph, of this
Section 3.20(d) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Master Servicer and describing in reasonable detail the basis for the Special Servicer's determination. The Special Servicer shall append to such Officer's Certificate any information including but not limited to income and expense statements, rent rolls, property inspection reports and appraisals that support such determination.

     (e) Any payment of interest that is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such modification, waiver or amendment so permit. The foregoing shall in no way limit the Special Servicer's ability to charge and collect from the Mortgagor costs otherwise collectible under the terms of the related Mortgage Note and this Agreement together with interest thereon.

     (f) The Special Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it
(i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and (ii) any related costs and expenses incurred by it. In no event shall the Special Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.

     (g) The Special Servicer shall notify the Master Servicer, any related Sub-Servicers and the Trustee, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Mortgagor) and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected shall be made available for review upon prior request during normal business hours at the offices of the Special Servicer pursuant to Section 3.15(g) hereof.

     (h) If, with respect to any Defeasance Loan, the Master Servicer shall receive a notice from the related Mortgagor that it intends to prepay the related Defeasance Loan in accordance with the terms thereof, except as set forth below, the Master Servicer shall (a) promptly respond to such notice in a manner which would require that the Mortgagor pledge Defeasance Collateral in lieu of such prepayment pursuant to the terms of the related Mortgage Note, (b) notify each Rating Agency, the Trustee and the Underwriters of the request to defease a Mortgage Loan and (c) upon the written confirmation from each Rating Agency described in the next paragraph, take such further action as provided in such Mortgage Note to effectuate such pledge, including the purchase and perfection of the Defeasance Collateral in the name of the Trustee, as trustee for the registered holders of First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1.

     Notwithstanding the above, the Master Servicer shall not permit a pledge of Defeasance Collateral in lieu of prepayment under a Defeasance Loan if (i) such defeasance would occur within two years of the Startup Day, (ii) such Defeasance Loan (or any applicable agreement executed in connection with the related defeasance) provides that the Mortgagor will be liable for any shortfalls from the Defeasance Collateral or otherwise become subjected to recourse liability with respect to the Defeasance Loan, (iii) such defeasance would result in a new Mortgagor on the Defeasance Loan (unless such new Mortgagor is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan), or
(iv) any Rating Agency does not confirm in writing to the Master Servicer that the acceptance of a pledge of the Defeasance Collateral in lieu of a full prepayment will not result in a downgrade, withdrawal or qualification of the ratings then assigned by it to any Class of Certificates.

     SECTION 3.21. Transfer of Servicing Between Master Servicer and Special
                   Servicer; Record Keeping.

     (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver a copy of the related

Servicing File, to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan either in the Master Servicer's or any of its directors', officers', employees', affiliates' or agents' possession or control or otherwise available to the Master Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event; provided, however, if the information, documents and records requested by the Special Servicer are not contained in the Servicing File, the Master Servicer shall have such period of time as reasonably necessary to make such delivery.

     Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File and all other information, documents and records that were not part of the Servicing File when it was delivered to the Special Servicer within five Business Days of the occurrence, to the Master Servicer (or such other Person as may be directed by the Master Servicer) and upon giving such notice, and returning such Servicing File, to the Master Servicer (or such other Person as may be directed by the Master Servicer), the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

     (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Custodian originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

     (c) On or before each Determination Date, the Special Servicer shall deliver to the Master Servicer (or such other Person as may be directed by the Master Servicer) a statement in writing and in computer readable format (the form of such statement to be agreed upon by the Master Servicer) describing, on a loan-by-loan and property-by-property basis, (1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (x) through (xiii) of Section 4.02(a) and, insofar as it relates to the Special Servicer, the information described in clauses (xxiii) and (xxiv) of
Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of all REO Revenues, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period and (4) such additional information relating to the Specially Serviced

Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information reasonably available to the Master Servicer required by the Special Servicer to perform its duties under this Agreement.

     SECTION 3.22. Sub-Servicing Agreements.

     (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or, (with respect only to those Sub-Servicing Agreements in effect on the Closing Date subject to the provisions of Section 3.22(d)), may terminate such subservicing agreement without cause and without payment of any penalty or termination fee (except with respect only to those Sub-Servicing Agreements in effect on the Closing Date as set forth in Section 3.22(d)); (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trustee, the Trust Fund, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Special Servicer contemplated by
Section 3.20 hereof without the consent of such Special Servicer, and (vi) does not permit the Sub-Servicer any rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall be subject to Section 3.21 hereof with respect to any Mortgage Loan that becomes a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer each shall deliver to the Trustee and to each other copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special

Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.03(d) and 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer.

     (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and (ii) shall be an approved conventional seller/servicer of mortgage loans for FHLMC or FNMA or a HUD-Approved Servicer.

     (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith business judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicer may each have the right to remove a Sub-Servicer at any time it considers such removal to be in the best interests of Certificateholders.

     (d) In the event of the resignation, removal or other termination of First Union National Bank of North Carolina or any successor Master Servicer hereunder for any reason, the Trustee or other Person succeeding such resigning, removed or terminated party as Master Servicer, shall elect, with respect to any Sub-Servicing Agreement existing at the time of such termination (i) to assume the rights and obligations of the Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee), (ii) to enter into a new Sub-Servicing Agreement with such Sub-Servicer and on such terms as the Trustee or other successor Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any such new Sub-Servicing Agreement or to enter into or continue negotiations with the Trustee or other successor Master Servicer); provided however, no successor Master Servicer shall enter into a new Sub-Servicing Agreement with a Sub-Servicer that was a party to a Sub-Servicing Agreement as of the Closing Date, if such new Sub-Servicing Agreement amends, alters or fails to restate the rights of Lehman Brothers Inc., if any, under the existing Sub-Servicing Agreement with respect to the termination of the Sub-Servicer and the appointment of a successor thereto or the rights of Lehman Brothers Inc., if any, as a third party beneficiary under such Sub-Servicing Agreement, unless the successor Master Servicer has obtained the prior written consent to the terms of such new Sub-Servicing Agreement from Lehman Brothers Inc., (iii) subject to the terms of the next paragraph, to terminate such Sub-Servicing Agreement without cause provided that no Sub-Servicer may be terminated without cause unless it receives Sub-Servicer Termination Compensation, if any, as defined in the Sub-Servicing Agreement for such Sub-Servicer or (iv) to terminate the Sub-Servicing Agreement upon the occurrence of an Event of Default (as defined in such Sub-Servicing Agreement) and pursuant to the terms set forth in the following paragraph and in each case of this clause (iv) without paying any sub-servicer termination fee. It shall be the corporate obligation (not reimbursable by the Trust Fund or any of the other parties to this Agreement) of the Person, who as successor Maser Servicer, terminates any Sub-Servicer without cause, and of its successors and assigns in such capacity (to the extent contemplated by the second preceding sentence), to pay Sub-Servicer Termination Compensation to such terminated Sub-Servicer.

     Each Sub-Servicing Agreement in effect on the Closing Date provides, among other things, that the Master Servicer may at its sole option, terminate any rights the Sub-Servicer may have thereunder with respect to any or all Mortgage Loans if any of the Rating Agencies (i) reduces the rating assigned to one or more Classes of the respective Certificates as a result of the sub-servicing of the Mortgage Loans by the Sub-Servicer, or (ii) advise the Master Servicer or the Trustee that it will cause a qualification, downgrade or withdrawal of such rating due to the continued servicing by the Sub-Servicer.

     (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

     SECTION 3.23. Representations and Warranties of Master Servicer and Special
                   Servicer.

     (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that:

          (i) The Master Servicer is a national banking association, duly organized and in good standing under the laws of the United States of America, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable receivership, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

          (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer, calculated on a consolidated basis.

          (vii) Each officer, director, employee, consultant or advisor of the Master Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage as, and to the extent, required by Section 3.07(c).

          (viii) The net worth of the Master Servicer (or, in the case of the initial Master Servicer, the consolidated net worth thereof and of its direct or indirect parent), determined in accordance with generally accepted accounting principles, is not less than $15,000,000.

          (ix) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this

     Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

     (b) The Special Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Master Servicer, as of the Closing Date, that:

          (i) The Special Servicer is a Maryland limited partnership, validly existing and in good standing under the laws of the State of Maryland, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's certificate of incorporation or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

          (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened, against the Special Servicer that would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

          (vii) Each officer, director and employee of the Special Servicer and each consultant or advisor of the Special Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c).

          (viii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

     (c) The representations and warranties of the Master Servicer and the Special Servicer, set forth in Sections 3.23(a) and (b), respectively, shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     SECTION 3.24. Sub-Servicing Agreement Representation and Warranty

     (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that each Sub-Servicing Agreement satisfies the requirements for such Sub-Servicing Agreements set forth in Sections 3.22(a) and the second paragraph of 3.22(d) in all material respects.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01. Distributions.

     (a) On each Distribution Date, the Paying Agent shall (except as otherwise provided in Section 9.01), based on information provided by the Master Servicer and the Special Servicer, apply amounts on deposit in the Distribution Account, after payment of amounts payable from the Distribution Account in accordance with Section 3.05(b)(ii) through (vii), in each case to the extent of the remaining portion of the Available Distribution Amount, in the following order of priority:

          (i) to distributions of interest to the Holders of the Senior Certificates in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (ii) to distributions of principal to the Holders of the Class A-1 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-1 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date;

          (iii) after the Class Principal Balance of the Class A-1 Certificates has been reduced to zero, to distributions of principal to the Holders of the Class A-2 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-2 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates pursuant to clause (ii) above);

          (iv) after the Class Principal Balances of the Class A-1 Certificates and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class A-3 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-3 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates pursuant to clause (ii) above or the Holders of the Class A-2 Certificates pursuant to clause (iii) above);

          (v) to distributions to the Holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, pro rata in accordance with, in an amount equal to, and in reimbursement of, all Realized Losses and

     Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and not previously reimbursed;

          (vi) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (vii) after the Class Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a)).

          (viii) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

          (ix) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date, and, to the extent not previously paid, for all prior Distribution Dates;

          (x) after the Class Principal Balance of the Class B Certificates has been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xi) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

          (xii) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xiii) after the Class Principal Balance of the Class C Certificates has been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xiv) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

          (xv) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xvi) after the Class Principal Balance of the Class D Certificates has been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xvii) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

          (xviii) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xix) after the Class Principal Balance of the Class E Certificates has been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xx) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class F Certificates and not previously reimbursed;

          (xxi) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxii) after the Class Principal Balance of the Class F Certificates has been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xxiii) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

          (xxiv) to distributions of interest to the Holders of Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxv) after the Class Principal Balance of the Class G Certificates has been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xxvi) to distributions to the Holders of the Class H Certificates in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and not previously reimbursed;

          (xxvii) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxviii) after the Class Principal Balance of the Class H Certificates has been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xxix) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

          (xxx) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxxi) after the Class Principal Balance of the Class J Certificates has been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

          (xxxii) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed; and

          (xxxiii) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxxii) above;

provided that on each Distribution Date after the aggregate of Class Principal Balances of each Class of Subordinated Certificates has been reduced to zero, the payments of principal to be made as contemplated by clauses (ii), (iii) and
(iv) above with respect to the Class A Certificates will be made to the Holders of the respective Classes of such Class A Certificates up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Class Principal Balances of such Classes of Certificates and without regard to the Principal Distribution Amount for such Distribution Date. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

     (b) On each Distribution Date, the Paying Agent shall apply any amounts that represent Prepayment Premiums and/or Yield Maintenance Charges actually collected on the Mortgage Loans and any REO Loans during the related Collection Period and shall distribute each such Prepayment Premium and/or Yield Maintenance Premium, as additional interest, as follows:

          (i) first, to the Holders of the Class IO Certificates and the Holders of the respective Classes of Sequential Pay Certificates entitled to distributions of principal pursuant to Section 4.01(a) on such Distribution Date, pro rata in accordance with, and in each case up to an amount equal to, the applicable PV Yield Loss Amount for each such Class and (ii) second to the Holders of the Class IO Certificates, any remaining portion of such Prepayment Premium and/or Yield Maintenance Charge.

     (c) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made in a like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Prior to any termination of the Trust Fund pursuant to Section 9.01, any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Paying Agent was subsequently notified in writing. If such check is returned to the Paying Agent, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such check as it shall deem appropriate. Any funds in respect of a check returned to the Paying Agent shall be set aside by the Paying Agent and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Paying Agent has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Paying Agent shall distribute the unclaimed funds to the Class R-III Certificateholder.

     (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under a Letter of Representations among the Depositor, the Trustee and the initial Depository dated as of the Closing Date.

     (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

     (f) Except as otherwise provided in Section 9.01, whenever the Paying Agent expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Paying Agent shall, no later than five days after the related Determination Date, mail to each Holder of record on such date of such Class of Certificates a notice to the effect that:

          (i) the Paying Agent expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

          (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Paying Agent shall distribute to the Class R-III Certificateholder all unclaimed funds and other assets which remain subject thereto.

     (g) Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Paying Agent does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholders.

     (h) All distributions made in respect of any Class of REMIC III Certificates (other than the Class IO Certificates) on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of its corresponding REMIC II Regular Interest set forth in the Preliminary Statement hereto; all interest distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interests O, P, Q, R, S, T, U, V, W, X, Y and Z, pro rata in accordance with, and in each case up to an amount equal to, one month's interest accrued at a rate equal to the REMIC II Remittance Rate minus the Pass-Through Rate applicable to the related Class of Sequential Pay Certificates (as set forth in the Preliminary Statement hereto) on the Uncertificated Principal Balance of each such REMIC II Regular Interests outstanding immediately prior to such Distribution Date (which interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months), together with any such amounts from prior Distribution Dates not previously deemed paid. In each case, if such distribution on any such Class of Certificates was a distribution of interest, of principal, of Prepayment Premiums, Yield Maintenance Charges or in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses in respect of such Class of Certificates, then the corresponding distribution deemed to be made on the related REMIC II Regular Interest pursuant to the preceding sentence shall be deemed to also be a distribution of interest, of principal, of Prepayment

Premiums, of Yield Maintenance Charges or in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses, as the case may be, in respect of such REMIC II Regular Interest.

     (i) On each Distribution Date, the portion of the Available Distribution Amount for such date distributed in respect of the Regular Certificates pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

          (i) as deemed distributions of interest in respect of the REMIC I Regular Interests, in an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

          (ii) as deemed distributions of principal in respect of the REMIC I Regular Interests, in an amount equal to, and pro rata in accordance with, as to each such REMIC I Regular Interest, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date, over the Stated Principal Balance of the related Mortgage Loan (or successor REO Loan) that will be outstanding immediately following such Distribution Date; and

          (iii) as deemed distributions in respect of the REMIC I Regular Interests, in an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest), previously allocated to each such REMIC I Regular Interest.

     SECTION 4.02. Statements to Certificateholders; Collection Reports.

     (a) On each Distribution Date, the Trustee shall forward by mail (or electronic medium to any Rating Agency or those Holders of any Class of Regular Certificates who so request), not facsimile, to the Depositor, the Underwriters, the Master Servicer, the Special Servicer, the Controlling Class Representative and each Rating Agency and all of the Holders of each Class of Regular Certificates, the initial beneficial owners of each Class of Registered Certificates and subsequent beneficial owners of the Registered Certificates (a list of which shall be provided to the Trustee on the Closing Date substantially in the form set forth on Exhibit L hereto or, in the case of subsequent beneficial owners, as identified to the reasonable satisfaction of the Trustee) upon their written request to the Trustee, a statement (a "Distribution Date Statement") as to the distributions made on such Distribution Date, based on information provided to it by the Master Servicer and the Special Servicer, setting forth:

          (i) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates in reduction of the Class Principal Balance thereof;

          (ii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Distributable Certificate Interest;

          (iii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Prepayment Premiums and Yield Maintenance Charges;

          (iv) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses;

          (v) the Available Distribution Amount for such Distribution Date;

          (vi) (a) the aggregate amount of P&I Advances made in respect of such Distribution Date pursuant to Section 4.03(a), including, without limitation, any amounts applied pursuant to Section 4.03(a)(ii), and the aggregate amount of unreimbursed P&I Advances that had been outstanding at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on the related Determination Date and (b) the aggregate amount of Servicing Advances and Nonrecoverable Advances as of the close of business on the related Determination Date;

          (vii) the aggregate unpaid principal balance of the Mortgage Pool outstanding as of the close of business on the related Determination Date;

          (viii) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

          (ix) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date;

          (x) the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, and (D) as to which foreclosure proceedings have been commenced;

          (xi) as to each Mortgage Loan referred to in the preceding clause (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, (C) whether the delinquency is in respect of its Balloon Payment, (D) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice, (E) if an Environmental Assessment of the related Mortgaged Property has been performed as contemplated by Section 3.09(c) and the assessment is such that the Special Servicer cannot make the determination set forth in clauses (i) and (ii) of the first sentence of Section 3.09(c), a brief description of the results of such Environmental Assessment, and (F) a brief description of the status of any foreclosure proceedings or any workout or loan modification negotiations with the related Mortgagor;

          (xii) with respect to any Mortgage Loan as to which a Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the nature of the Liquidation Event and, in the case of a Final Recovery Determination, a brief description of the basis for such Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in connection with such Liquidation Event;

          (xiii) with respect to any REO Property included in the Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) a brief description of the basis for the Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Final Recovery Determination (separately identifying the portion thereof allocable to distributions on the Certificates), and
     (D) the amount of any Realized Loss in respect of the related REO Loan in connection with such Final Recovery Determination;

          (xiv) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of Regular Certificates for such Distribution Date;

          (xv) any unpaid Distributable Certificate Interest in respect of each Class of Regular Certificates after giving effect to the distributions made on such Distribution Date;

          (xvi) the Pass-Through Rate for each Class of Regular Certificates for such Distribution Date;

          (xvii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

          (xviii) the aggregate of all Realized Losses incurred during the related Collection Period and, aggregated by type, all Additional Trust Fund Expenses incurred during the related Collection Period;

          (xix) the aggregate of all Realized Losses and Additional Trust Fund Expenses that remain unallocated immediately following such Distribution Date;

          (xx) the Class Principal Balance of each Class of Regular Certificates (other than the Class IO Certificates) and the Component Notional Amount of each Component outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

          (xxi) the Certificate Factor for each Class of Regular Certificates immediately following such Distribution Date;

          (xxii) the aggregate amount of interest on P&I Advances paid to the Master Servicer during the related Collection Period in accordance with
     Section 4.03(d);

          (xxiii) the aggregate amount of interest on Servicing Advances paid to the Master Servicer and the Special Servicer during the related Collection Period in accordance with Section 3.03(d); and

          (xxiv) (A) the aggregate amount of servicing compensation (separately identifying the amount of each category of compensation) paid to the Master Servicer, the Special Servicer and, if payable directly out of the Trust Fund without a reduction in the servicing compensation otherwise payable to the Master Servicer or the Special Servicer, to each Sub-Servicer, during the related Collection Period, and (B) such other information as the Trustee is required by the Code or other applicable law to furnish to enable Certificateholders to prepare their tax returns.

     In the case of information to be furnished pursuant to clauses (i) through
(iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. In the case of information provided to the Trustee as a basis for information to be furnished pursuant to clauses (x) through (xiii), and (xxiv) above, insofar as the underlying information is solely within the control of the Special Servicer, the Trustee and the Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

     The Trustee shall deliver or shall cause to be delivered on each Distribution Date by first class mail to each Certificateholder, the Depositor, the Underwriters and each

Rating Agency a copy of the following five reports delivered to it by the Master Servicer and Special Servicer pursuant to Section 3.12(c): (i) the Delinquent Loan Status Report, (ii) the Historical Loss Estimate Report, (iii) the Historical Loan Modification Report, (iv) the REO Status Report and (v) the Watch List. The Trustee shall prepare and deliver or shall cause to be delivered on each Distribution Date by first class mail to each Certificateholder, the Underwriters, the Depositor and each Rating Agency a copy of a report (the "Updated Mortgage Loan Schedule") containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in the Mortgage Loan Schedule (calculated where applicable on the basis of the most recent relevant information provided by the Mortgagors to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer as the case may be, to the Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in the Mortgage Loan Schedule on a loan-by-loan basis. The Trustee also shall deliver the Collection Report relating to any Distribution Date Statement by electronic medium (including computer diskette) to any Rating Agency, either Underwriter or those Holders of any Classes of Regular Certificates who so request in writing. Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable. Neither the Trustee, the Master Servicer or the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Mortgagor or third party.

     The Trustee shall deliver a copy of each "Comparative Financial Status Report" that it receives from the Special Servicer to the Depositor, the Underwriters (in the case of Lehman Brothers Inc., via overnight courier), the Master Servicer and each Rating Agency promptly after its receipt thereof pursuant to Section 3.12(c). Any Certificateholder may obtain a copy of each Comparative Financial Status Report upon written request to the Trustee. Upon specific written request, the Trustee shall deliver a copy of each NOI Adjustment Worksheet that it receives from the Special Servicer pursuant to
Section 3.12(d) to the Depositor, the Master Servicer and each Rating Agency. The Trustee shall automatically deliver a copy of each annual Operating Statement Analysis that it receives from the Special Servicer pursuant to
Section 3.12(d) to each Rating Agency and the Underwriters on April 30th of such year. Upon specific written request, the Trustee shall deliver a copy of each annual Operating Statement Analysis that it receives from the Special Servicer pursuant to Section 3.12(d) to the Depositor and the Master Servicer. Any Certificateholder may obtain a copy of any NOI Adjustment Worksheet or Operating Statement Analysis in the possession of the Trustee upon written request and at the expense of such Certificateholder.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to Section 4.02(a) above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of

Certificates held by Persons and information regarding the expenses of the Trust. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

     On each Distribution Date, the Trustee shall forward to the Depositor, to each Rating Agency, to each Holder of a Residual Certificate, to Lehman Brothers Inc. (at Three World Financial Center, New York, New York 10285, Attention:
Trish Hall, or such other address as Lehman Brothers Inc. may designate), to First Union Capital (at One First Union Center, 301 South College Street, Charlotte, North Carolina 28200, Attention: P&I/Servicing Dept., or such other address as First Union may hereafter designate) and, in the case of reports regarding the respective Classes of Book-Entry Certificates, if any, to The Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), a copy of the reports forwarded to the Holders of the Regular Certificates on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R-I and Class R-II Certificates on such Distribution Date.

     Upon written request of the Depositor or either Underwriter, without payment of any fee, and upon written request of any Certificateholders or any other Person, together with payment of a reasonable fee specified by the Trustee, the Trustee shall provide any statements, reports and/or information contemplated by this Section 4.02(a) on computer diskette to such party (such computer diskette and such statements, reports, and/or information thereon to bear such appropriate disclaimers and qualifications as the Depositor and the Trustee shall determine in their reasonable discretion).

     If any Certificate Owner does not receive through the Depository or any of its Depository Participants any of the statements, reports and/or other written information described above in this Section 4.02(a) that it would otherwise be entitled to receive if it were the Holder of a Definitive Certificate evidencing its ownership interest in the related Class of Book Entry Certificates, then the Trustee shall mail or cause the mailing of such statements, reports and/or other written information to such Certificate Owner upon the request of such Certificate Owner made in writing to the Corporate Trust Office (accompanied by current verification of such Certificate Owner's ownership interest). Such portion of such information as may be agreed upon by the Depositor and the Trustee shall be furnished to any such Person via overnight courier delivery or telecopy from the Trustee; provided that the cost of such overnight courier delivery or telecopy shall be an expense of the party requesting such information.

     The Trustee shall only be obligated to deliver the statements, reports and information contemplated by this Section 4.02(a) to the extent it receives the necessary underlying information from the Master Servicer and the Special Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee or the Master Servicer to violate any applicable law prohibiting disclosure of information with respect to any Mortgagor and the failure of the Trustee, Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

     The information to be furnished by the Trustee to the Certificateholders pursuant to Sections 4.02(a) and (b) shall not limit the Trustee in furnishing any such information to other Persons to whom it determines such disclosure to be appropriate and shall not limit the Trustee in furnishing to Certificateholders or to any person any other information with respect to the Mortgage Loans, the Mortgaged Properties or the Trust as may be provided to it by the Depositor, the Master Servicer or the Special Servicer or gathered by it in any investigation or other manner from time to time (such information, other than as described in Sections 4.02(a) and (b), is referred to herein as "Additional Information") as it may reasonably deem necessary or appropriate from time to time (provided, however, that it shall have no obligation to do so), provided that (A) the Trustee shall give the Depositor three business days' advance notice before doing so, (B) any such Additional Information shall only be furnished with the consent or at the request of the Depositor (except pursuant to clause (E) below), (C) the Trustee shall be entitled to indicate the source of all information furnished by it, and the Trustee may affix thereto any disclaimer it deems appropriate in its discretion, (D) the Trustee shall notify Certificateholders of the availability of any such information in any manner as it, in its sole discretion, may determine and (E) this provision shall not prevent the Trustee, whether with or without the consent of the Depositor, from furnishing information with respect to the Trust Fund and its administration thereof to any Person, if it reasonably determines that the furnishing of such information is required by applicable law. The Trustee shall forward to the Depositor any requests for Additional Information which, for their fulfillment, require the consent of the Depositor. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance.

     (b) Not later than 2:00 P.M. on the third Business Day following each Determination Date or, if in any month the Distribution Date is the fifth Business Day following the related Determination Date, then not later than the second Business Day following such Determination Date, the Master Servicer (with respect to that information allocated to the Master Servicer on Exhibit M hereto) and the Special Servicer (with respect to that information allocated to the Special Servicer on Exhibit M hereto), as the case may be, shall furnish to the Trustee, the Depositor, the Underwriters and each other (for receipt by each not later than such fourth Business Day following each Determination Date), by electronic transmission (or in such other form to which the Trustee or the Depositor, as the case may be, the Special Servicer and the Master Servicer may agree), with a hard copy of such transmitted information to follow not later than the fifth Business Day following such Determination Date, an accurate and complete Collection Report with respect to the related Distribution Date containing the following information (but only if and to the extent such information is not already adequately reflected in the corresponding Updated Mortgage Loan Schedule delivered by the Special Servicer to the Trustee pursuant to Section 3.12(c)):

          (i) with respect to each Mortgage Loan (and any successor REO Loan) that was included in the Trust Fund as of the commencement of the Collection Period ending on such Determination Date, (A) the Master Servicer loan number thereof, (B) the Mortgage Rate and Net Mortgage Rate in effect as of the commencement of such Collection Period, (C) the Stated Principal Balance outstanding immediately before and expected to be outstanding immediately after the related Distribution Date, (D) the date on which the final payment is scheduled to be due, (E) the amount of the Monthly Payment due on the Due Date in such Collection Period, (F) all related payment and/or collection activity since the preceding Collection Report (or, in the case of the initial Collection Report, since the Closing Date) relevant to the Paying Agent's calculations of amounts to be distributed on the Certificates on the related Distribution Date and the application of such amounts in accordance with Section 3.02(b) (or the definition of "REO Loan"), (G) the delinquency status as of the end of such Collection Period,
     (H) in the case of an REO Loan, the date of acquisition of the related REO Property by the Trust Fund and the book value (within the meaning of 12 C.F.R. ss.571.13) of such REO Property, (I) whether a Liquidation Event occurred during such Collection Period and, if so, a brief description thereof, and (J) the amount of any loss incurred during such Collection Period;

          (ii) the information to be provided to Certificateholders on the related Distribution Date pursuant to clauses (v), (vi), (x)-(xiii) and
     (xxiv)(A) of Section 4.02(a);

          (iii) the aggregate amount of the Prepayment Premiums and Yield Maintenance Charges received during such Collection Period;

          (iv) any information supplemental hereto with respect to the Mortgage Loans that is reasonably required by the Trustee;

          (v) such other information regarding the Mortgage Loan or related Mortgage Property and any REO Properties as the Trustee may reasonably request to perform its duties hereunder; and

          (vi) to the extent the Depositor or any Certificateholder requests additional information not required pursuant to the terms of this Agreement, the Trustee may, subject to the provisions of subclauses (A) through (D) of Section 4.02(a) request such information in order to deliver the same to the Depositor or such Certificateholder on the Distribution Date following the Depositor's or such Certificateholder's reasonable request therefor, to the extent such information is readily available to the Master Servicer or Special Servicer without additional cost or expense for which the Master Servicer or Special Servicer will not be reimbursed.

     In the performance of its obligations set forth in Section 4.05 and its other duties hereunder, the Trustee may conclusively rely on the Collection Reports and Updated Mortgage Loan Schedules provided to it by the Master Servicer or the Special Servicer, and the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer or the Special Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer shall have no obligation to provide such information until it has received such information from the Special Servicer and may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer. The Special Servicer shall provide to the Master Servicer the information set forth in Section 4.02(b)(i) and Section 4.02(a)(x-xiii) with respect to any Specially Serviced Mortgage Loan and REO Loan serviced by it as of the Due Date for the related Collection Report.

     SECTION 4.03. P&I Advances.

     (a) On or before 1:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall either (i), subject to Section 4.03(c) below, remit from its own funds to the Paying Agent for deposit into the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Certificate Account received after the Determination Date with respect to the related Collection Period or for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or
(iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made. Any amounts held in the Certificate Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 3:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no.
(704) 383-9356 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (704) 383-5136 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 10:00 a.m., New York City time, on the next Business Day. If after such notice by facsimile, the Trustee does not receive the full amount of such P&I Advances by 11:00 a.m., New York City time, on the Business Day immediately following such P&I Advance Date, then
(i) the Trustee shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date and (ii) the provisions of Sections 7.01 and 7.02 shall apply.

     (b) The aggregate amount of P&I Advances to be made by the Master Servicer in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Master Servicing Fees, Special Servicing Fees, Special Servicer Strip, Additional Servicing Fee and any related Principal Recovery Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected (including received as net income from REO Properties) as of the close of business on the related Determination Date; provided that, (i) if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Mortgage Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, and the Monthly Payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Master Servicer shall, as to such Mortgage Loan only, advance only the amount of the Monthly Payment due and owing after taking into account such reduction (net of related Master Servicing Fees, Special Servicing Fees, the Special Servicer Strip, Additional Servicing Fees and any related Principal Recovery Fees) in the event of subsequent delinquencies thereon; and (ii) if it is determined that an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists with respect to such Required Appraisal Loan, the Master Servicer will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only an amount equal to the product of (x) the amount of the P&I Advance that would otherwise be required without regard to this sentence, multiplied by (y) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan.

     (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate delivered to the Trustee and the Depositor on or before the related P&I Advance Date, setting forth the basis for such determination, together with any other information that support such determination, including appraisals (which appraisal shall be conducted in accordance with the standards of the Appraisal Institute taking into account the factors specified in Section 3.18(e), including without limitation, any environmental, engineering or other third party reports available, and other factors that a prudent real estate appraiser would consider (or, if no such appraisal has been performed pursuant to this Section 4.03(c), a copy of an appraisal of the related Mortgaged Property performed within the twelve months preceding such determination by an Independent Appraiser or other expert in real estate matters)), related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Properties, engineers' reports, environmental surveys and any similar reports that the Master Servicer may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer.

     (d) In connection with its recovery of any P&I Advance out of the Certificate Account pursuant to Section 3.05(a), the Master Servicer shall be entitled to pay itself, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of such P&I Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself for any outstanding P&I Advance as soon as practicable after funds available for such purpose are deposited in the Certificate Account.

     SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund
                   Expenses.

     (a) On each Distribution Date, following all distributions to be made on such date pursuant to Section 4.01, the Paying Agent shall allocate to the respective Classes of Regular Certificates as follows the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the Cut-off Date through the end of the related Collection Period, and in any event that were not previously allocated pursuant to this
Section 4.04(a) on any prior Distribution Date, but only to the extent that (i) the aggregate Certificate Principal Balance of the Regular Certificates as of such Distribution Date (after taking into account all of the distributions made on such Distribution Date pursuant to Section 4.01), exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool to be outstanding immediately following such Distribution Date: first, to the Class K Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; second, to the Class J Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; third, to the Class H Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fourth, to the Class G Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fifth, to the Class F Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; sixth, to the Class E Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; seventh, to the Class D Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; eighth, to the Class C Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; ninth, to the Class B Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; and tenth, pro rata (based on remaining Class Principal Balances) to the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, until the Class Principal Balances thereof are reduced to zero. Any allocation of Realized Losses and Additional Trust Fund Expenses to a Class of Regular Certificates shall be made by reducing the Class Principal Balance thereof by the amount so allocated. All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a Class of Regular Certificates shall be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. All Realized Losses and Additional Trust Fund Expenses, if any, that have not been allocated to the Regular Certificates as of the Distribution Date on which the aggregate Certificate Principal Balance of such Certificates has been reduced to zero, shall be deemed allocated to the Residual Certificates.

     (b) Each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class A-1 Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest O with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and

Additional Trust Fund Expense, if any, allocated to the Class A-2 Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest P with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class A-3 Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest Q with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class B Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest R with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class C Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest S with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class D Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest T with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class E Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest U with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class F Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest V with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class G Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest W with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class H Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest X with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class J Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest Y with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest; and each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class K Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC II Regular Interest Z with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest.

     (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.01(i), the Uncertified Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the Stated Principal Balance of the related Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.


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                                      -120-


     SECTION 4.05. Calculations.

     The Paying Agent shall, provided it receives the necessary information from the Master Servicer and the Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions and allocations to be made pursuant to Section 4.01, Section 5.02(d) and Article IX and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Paying Agent shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement, and the Paying Agent shall have no obligation to recompute, recalculate or verify any information provided to it by the Special Servicer or Master Servicer. The calculations by the Paying Agent of such amounts shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

     SECTION 4.06. Use of Agents.

     The Master Servicer or the Trustee may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer or the Trustee from any of such obligations, and the Master Servicer or the Trustee, as applicable, shall remain responsible for all acts and omissions of any such agent or attorney-in-fact.


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                                      -121-


                                    ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01. The Certificates.

     (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11,
A-12, A-13, A-14, A-15 and A-16; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates and the Class F Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances or initial Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $10,000 in the case of the Registered Certificates (other than the Class IO Certificates), $100,000 in the case of the Class IO Certificates, and $250,000 in the case of Non-Registered Certificates, and in each such case in integral multiples of $1 in excess thereof. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates shall have no minimum denomination and shall each be represented by a single definitive certificate.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by the Certificate Registrar hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 5.02. Registration of Transfer and Exchange of Certificates.

     (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in


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                                      -122-


accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Trustee, the Special Servicer and (if the Trustee is not the Certificate Registrar) the Master Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its duties as Certificate Registrar. The Depositor, the Trustee (if it is no longer the Certificate Registrar), the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon written request of any Certificateholder made for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Registrar shall promptly furnish such Certificateholder with a list of the other Certificateholders of record identified in the Certificate Register at the time of the request.

     (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 hereto, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 hereto or as Exhibit G-3 hereto; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and upon acquisition of such a Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     In connection with transfer of the Non-Registered Certificates, the Depositor shall furnish upon request of a Certificateholder to such Holder and any prospective purchaser designated by such Certificateholder the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

     Notwithstanding the foregoing, for so long as any Non-Registered Certificate is a Book-Entry Certificate, each prospective transferee of such Certificate shall be deemed to represent to the Trustee, the Depositor and the transferor of such Certificate the information set forth on Exhibit G-1 on or prior to such transfer.

     (c) No transfer of a Subordinated Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Subordinated Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute "plan assets" of a Plan); provided that (i) such a transfer may be made to an insurance company general account with respect to any Class of Subordinated Certificates which is eligible for exemptive relief under Section III of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), provided that the proposed transferee certifies that the conditions of Sections I, III and IV of PTE 95-60 are satisfied with respect to such transfer, and (ii) such a transfer may be made with respect to a Class F, Class G, Class H, Class J or Class K Certificate if the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel (upon which the Certificate Registrar may conclusively rely) which establish to the reasonable satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. As a condition to its registration of the transfer of a Subordinated Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification affidavit to that effect in the form attached as Exhibit H hereto.

     (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement substantially in the form attached hereto as Exhibit I-1 (in any case, a "Transfer Affidavit and Agreement"), from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, and upon which the Certificate Registrar may, in the absence of actual knowledge by a Responsible Officer of either the Trustee or the Certificate Registrar to the contrary, conclusively rely, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit I-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

          (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a pass-through interest holder".

          (ii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
     Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Certificate Registrar shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the REMIC Administrator on such terms as the Certificate Registrar may choose. Such purported Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Certificate Registrar. Such purchaser may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar. The proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Paying Agent to such purported Transferee. The terms and conditions of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iii) The Certificate Registrar shall make available to the Internal Revenue Service and to those Persons specified by the REMIC Provisions any information available to it which is necessary to compute any tax imposed
     (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and the Master Servicer and the Special Servicer shall furnish to the Certificate Registrar all information in its possession necessary for the Certificate Registrar to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Certificate Registrar, the Master Servicer and the Special Servicer for providing such information.

          (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following:

               (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust or the Trust Fund), to the effect that doing so will not cause either of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

     (e) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

     (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

     (j) Upon request, the Certificate Registrar shall provide to the Master Servicer, the Special Servicer and the Depositor notice of each transfer of a Certificate and shall provide to each such Person with an updated copy of the Certificate Register.

     SECTION 5.03. Book-Entry Certificates.

     (a) Each Class of Registered Certificates and the Class F Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, at the Depositor's expense, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

     (d) Notwithstanding any other provisions contained herein, neither the Trustee nor the Certificate Registrar shall have any responsibility whatsoever to monitor or restrict the transfer of ownership interests in any Certificate (including but not limited to any Non-Registered Certificate or any Subordinated Certificate) which interests are transferable through the book-entry facilities of the Depository.

     SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.05. Persons Deemed Owners.

     Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

            THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER
                    AND THE CONTROLLING CLASS REPRESENTATIVE

     SECTION 6.01. Liability of Depositor, Master Servicer and Special Servicer.

     The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

     SECTION 6.02. Merger, Consolidation or Conversion of Depositor or Master
                   Servicer or Special Servicer.

     Subject to the following paragraph, the Depositor and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation or organization, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement and the Master Servicer shall keep in full effect its existence and rights as a national banking association under the laws of the United States.

     The Depositor, the Master Servicer or the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless (i) as evidenced in writing by the Rating Agencies, such succession will not result in qualification, downgrading or withdrawal of the ratings then assigned by the Rating Agencies to any Class of Certificates; (ii) such successor or surviving Person makes the applicable representations and warranties set forth in Section 3.23; (iii) in the case of a successor or surviving Person to the Master Servicer, such successor or surviving Person shall have a net worth (or, in the case of the initial Master Servicer, such successor or surviving Person and its immediate parent shall have a consolidated net worth) of not less than $15,000,000; and (iv) in the case of a successor or surviving Person to the Master Servicer, it is determined by the Trustee in its reasonable judgment to have, after the merger, consolidation or transfer, as the case may be, financial and servicing capabilities comparable to that of the Master Servicer.

     SECTION 6.03. Limitation on Liability of Depositor, Master Servicer and
                   Special Servicer.

     None of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund, the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders for the breach of a representation, warranty or covenant made herein by such party, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or reasonable expense incurred in connection with this Agreement or the Certificates, other than any loss, liability or expense: (i) incidental to its duties and obligations hereunder; (ii) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; (iii) incurred in connection with any breach of a representation, warranty or covenant made herein; or (iv) incurred by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, unless it is specifically required hereunder to bear the costs of such legal action, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them or by the Depositor, the Trustee or any Certificateholder, subject to the provisions of the last paragraph of Section 8.05.

     SECTION 6.04. Resignation of Master Servicer and the Special Servicer.

     The Master Servicer and, subject to Section 6.09, the Special Servicer shall resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the

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                                     -132-


Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 7.02 hereof. The Master Servicer and the Special Servicer shall have the right to resign at any other time provided that (i) each of the Rating Agencies confirms in writing that the successor's appointment will not result in a withdrawal, qualification or downgrade of any rating or ratings assigned to any Class of Certificates, (ii) the resigning party pays all costs and expenses in connection with such transfer, and (iii) the successor accepts appointment prior to the effectiveness of such resignation. Neither the Master Servicer nor the Special Servicer shall be permitted to resign except as contemplated above in this Section 6.04.

     Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or, except as provided in Sections 3.22 and 4.06, delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the Master Servicing Fee, the Additional Servicing Fee or the Special Servicing Fee (but not the Special Servicer Strip), as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.

     SECTION 6.05. Rights of Depositor and Trustee in Respect of Master Servicer
                   and the Special Servicer.

     The Master Servicer and the Special Servicer shall each afford the Depositor, the Underwriters and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder and access to officers thereof responsible for such obligations. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor, the Underwriters and the Trustee with its most recent financial statements and such other information as it possesses, and which it is not prohibited by applicable law or contract from disclosing, regarding its business, affairs, property and condition, financial or otherwise, except to the extent such information constitutes proprietary information or is subject to a privilege under applicable law. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee and, further provided, that the Depositor may not exercise any right pursuant to

Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

     SECTION 6.06. Depositor, Master Servicer and Special Servicer to Cooperate
                   with Trustee.

     The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.

     SECTION 6.07. Depositor, Special Servicer and Trustee to Cooperate with
                   Master Servicer.

     The Depositor, the Special Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

     SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate with
                   Special Servicer.

     The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

     SECTION 6.09. Designation of Special Servicer by the Controlling Class.

     The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class may at any time and from time to time designate a Person meeting the requirements set forth in Section 6.02 to serve as Special Servicer hereunder and to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Holder or Holders may also select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. Such Holder or Holders shall so designate a Person to serve as replacement Special Servicer by the delivery to the Trustee, the Master Servicer and the existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit J-1. If such Holders have not replaced the Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity the Trustee shall designate a successor Special Servicer meeting the requirements set forth in Section 6.02. Any designated Person shall become the Special Servicer on the date that the Trustee shall have received written confirmation from all of the Rating Agencies that the appointment of such Person will not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates. The appointment of such designated Person as Special Servicer shall also be subject to receipt by the Trustee of (1) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit J-2, executed by the designated Person and (ii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 6.09 and all other applicable provisions of this Agreement, that upon the execution and delivery of the Acknowledgment of Proposed Special Servicer the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, and it shall continue to be entitled to the benefits of Section
6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

     SECTION 6.10. Master Servicer or Special Servicer as Owner of a
                   Certificate.

     The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this
Section 6.10, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 25% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have failed to object in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice within thirty (30) days, such action shall be deemed to comply with, but not modify, the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

     SECTION 6.11. The Controlling Class Representative.

     The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and notwithstanding anything herein to the contrary subject to the second paragraph of this Section 6.11, the Special Servicer will not be permitted to take any of the following actions as to which the Controlling Class Representative has objected in writing within ten Business Days of being notified thereof (provided that if such written objection has not been received by the Special Servicer within such ten Business Day period, then the Controlling Class Representative's approval will be deemed to have been given):

          (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

          (ii) any modification of a monetary term of a Mortgage Loan other than a modification consisting of the extension of the maturity date of a Mortgage Loan for one year or less;

          (iii) any proposed sale of a defaulted Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund);

          (iv) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

          (v) any acceptance of substitute or additional collateral for a Mortgage Loan;

          (vi) any waiver of a "due-on-sale" or "due-on-encumbrance" clause; and

          (vii) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan.

     In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such other actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein; provided that no such direction, and no objection contemplated by the preceding paragraph, may require or cause the Special Servicer to violate any provision of this Agreement or the REMIC Provisions, including without limitation the Special Servicer's obligation to act in accordance with the Servicing Standards, or expose the Master Servicer, the Special Servicer, the Trust Fund or the Trustee to liability, or materially expand the scope of the Special Servicer's responsibilities hereunder or cause the Special Servicer to act, or fail to act, in a manner which in the reasonable judgment of the Special Servicer is not in the best interests of the Certificateholders.

     The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Controlling Class Representative may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates, and that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates and, absent willful misfeasance, bad faith or negligence on the part of the Controlling Class Representative, agrees to take no action against the Controlling Class Representative or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01. Events of Default.

     (a) "Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit into the Certificate Account, or to deposit into, or remit to the Paying Agent for deposit into, the Distribution Account, any amount (other than a P&I Advance) required to be so deposited or distributed by it under this Agreement; or

          (ii) any failure by the Special Servicer to deposit into the REO Account or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account any amount required to be so deposited or remitted under this Agreement; or

          (iii) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer and the Special Servicer by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such failure which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has, as determined by the Trustee in its reasonable discretion, diligently pursued, and is continuing to pursue, a full cure; or

          (iv) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any failure which is not curable within such 30-day period, the

     Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure within the initial 30-day period and, as determined by the Trustee in its reasonable discretion, has diligently pursued, and is continuing to pursue, a full cure; or

          (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (vi) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (vii) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (viii) the consolidated net worth of the Master Servicer and of its direct or indirect parent, determined in accordance with generally accepted accounting principles, shall decline to less than $15,000,000; or

          (ix) the Trustee shall have received a written notice from a Rating Agency to the effect that if the Master Servicer or Special Servicer continues to act in such capacity, the rating or ratings on one or more Classes of Certificates will be qualified, downgraded or withdrawn; or

          (x) the Master Servicer shall fail to remit to the Paying Agent for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made on such date, which failure continues unremedied until 11:00 a.m. New York City time on the next Business Day succeeding such P&I Advance Date.

When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.

     (b) If any Event of Default described in clauses (i) - (viii) of subsection
(a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Trustee shall, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto) and the Rating Agencies terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (ix) or
(x) of subsection (a) above shall occur with respect to the Master Servicer or, if applicable, the Special Servicer (in either case, under such circumstances, for purposes of this Section 7.01(b), the "Defaulting Party"), the Trustee shall, by notice in writing (to be sent immediately by facsimile transmission) to the Defaulting Party (with a copy of such notice to each other party hereto) and the Rating Agencies, terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records, including those in electronic form, requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, (i) the immediate transfer to the Trustee or a successor Master or Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Certificate Account, the Distribution Account, a Servicing Account or a Reserve Account (if the Master Servicer is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or (ii) the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account, the Certificate Account, a Servicing Account or a Reserve Account or delivered to the Master Servicer (if the Special Servicer is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). Any cost or expenses in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Defaulting Party. For purposes of this
Section 7.01 and of Section 7.03(b), the Trustee shall not be deemed to have knowledge of an event which constitutes, or which with the passage of time or notice, or both, would constitute an Event of Default described in clauses
(i)-(viii) of subsection (a) above unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

     SECTION 7.02. Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have) all the responsibilities, duties and liabilities of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances, including, without limitation, in connection with any termination of the Master Servicer for an Event of Default described in clause 7.01(a)(x), the unmade P&I Advances that gave rise to such Event of Default; provided that if the Master Servicer is the resigning or terminated party, and if the Trustee is prohibited by law or regulation from obligating itself to make P&I Advances (as evidenced by an Opinion of Counsel delivered to the Depositor and the Rating Agencies), the Trustee shall not be obligated to make such P&I Advances; and provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act as either Master Servicer or Special Servicer, as the case may be, or if the Trustee is not approved as a Master Servicer or a Special Servicer, as the case may be, by any of the Rating Agencies or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that meets the requirements of Section 6.02, as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder; provided, however, that in the case of a resigning or terminated Special Servicer, such appointment shall be subject to the rights of the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class to designate a successor pursuant to
Section 6.09. Except with respect to an appointment provided below, no appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities under this Agreement. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding the above, the Trustee shall, if the Master Servicer is the resigning or terminated party, and the Trustee is prohibited by law or regulation from making P&I Advances, promptly appoint any established mortgage loan servicing institution that has a net worth of not less than $15,000,000 and is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of its rating on any Class of Certificates), as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder (including, without limitation, the obligation to make P&I Advances), which appointment will become effective immediately. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.03. Notification to Certificateholders.

     (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has notice of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders and the Rating Agencies notice of such occurrence, unless such default shall have been cured.

     SECTION 7.04. Waiver of Events of Default.

     The Holders representing at least 66-2/3% of the Voting Rights allocated to the Classes of Certificates affected by any Event of Default hereunder may waive such Event of

Default; provided, however, that an Event of Default under clauses (i), (ii) ,
(ix) or (x) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

     SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The protections, immunities and indemnities afforded to the Trustee hereunder shall also be available to it in its capacity as Paying Agent, Certificate Registrar, REMIC Administrator and Custodian.

     SECTION 8.02. Certain Matters Affecting Trustee.

     Except as otherwise provided in Section 8.01 and Article X:

          (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or, except as provided in
     Section 10.01, to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (iv) the Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

          (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the Trustee shall remain responsible for all acts and omissions of such agents or attorneys within the scope of their employment to the same extent as it is responsible for its own actions and omissions hereunder; and

          (vii) the Trustee shall not be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or the Depositor.

     SECTION 8.03. Trustee Not Liable for Validity or Sufficiency of
                   Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates, other than the statements attributed to the Trustee in Article II and Section 8.13 and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate, shall be taken as the statements of the Depositor or the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     SECTION 8.04. Trustee May Own Certificates.

     The Trustee or any agent of the Trustee, in its individual or any other capacity. may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent.

     SECTION 8.05. Fees and Expenses of Trustee; Indemnification of Trustee.

     (a) On each Distribution Date, the Trustee shall withdraw from the general funds on deposit in the Distribution Account, prior to any distributions to be made therefrom on such date, and pay to itself all earned but unpaid Trustee's Fees, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. The Trustee's Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

     (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or reasonable "out-of-pocket" expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with this Agreement or the Certificates ("Trustee Liability"); provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any liability specifically required to be borne thereby pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) and of Section 8.05(c) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

     (c) If the Trustee Liability arises from the issuance or sale of the Certificates and the indemnification provided for in Section 8.05(b) is invalid or unenforceable, then the Trust Fund shall contribute to the amount paid or payable by the Trustee as a result of such Trustee Liability in such proportion as is appropriate to reflect the relative fault of any other parties on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such Trustee Liability, as well as any other relevant equitable considerations.

     SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state banking authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times maintain a long-term unsecured debt rating of at least "AA" by each Rating Agency or such other rating that shall not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates by any Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07; provided that if the Trustee shall cease to be so eligible because its combined capital and surplus is no longer at least $100,000,000 or its long-term unsecured debt rating no longer conforms to the requirements of the immediately preceding sentence, and if the Trustee proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Trustee's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause any Rating Agency to qualify, downgrade or withdraw any rating assigned thereby to any Class of Certificates, then upon the execution and delivery of such agreement the Trustee shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is adversely affected thereby. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

     SECTION 8.07. Resignation and Removal of Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the Certificateholders by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee shall fail, if the Trustee is the Paying Agent (other than by reason of the failure of either the Master Servicer or the Special Servicer to timely perform its obligations hereunder or as a result of other circumstances beyond the Trustee's reasonable control), to timely deliver any current or revised Distribution Date Statement, Collection Report, Updated Mortgage Loan Schedule or other report or statement required by Section 4.02 and such failure shall continue unremedied for a period of five days, or if the Paying Agent (if different from the Trustee) fails to make distributions required pursuant to Sections 3.05(b) or 4.01) then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

     SECTION 8.08. Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

     (b) No successor trustee shall accept appointment as provided in this
Section 8.08, unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

     SECTION 8.09. Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) The appointment of a co-trustee or separate trustee under this Section
8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

     SECTION 8.11. Appointment of Custodians.

     The Trustee may appoint at the Trustee's expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. The Trustee may enter into agreements to appoint a Custodian which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Custodian to comply with this Agreement in all material respects and requires the Custodian to comply with all of the applicable conditions of this Agreement;
(ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of Default), the successor Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Custodian under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Custodian any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. The initial Custodian shall be the Trustee, and the Trustee agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Custodian, any provision or requirement herein requiring notice or any information or documentation to be provided to the Custodian shall be construed to require that such notice, information or documents also be provided to the Trustee. Any Custodian hereunder shall at all times maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth in this Agreement.

     SECTION 8.12. Appointment of Authenticating Agents.

     (a) The Trustee may appoint one or more Authenticating Agents, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Each Authenticating Agent must be organized and doing business under the laws of the United States of America or of any State, authorized under such laws to do a trust business, have a combined capital and surplus of at least $15,000,000, and be subject to supervision or examination by federal or state authorities. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder. The initial Authenticating Agent shall be the Trustee, and the Trustee hereby agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor Authenticating Agent, in which case the Trustee shall given written notice of such appointment to the Master Servicer, the Certificate Registrar and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

     SECTION 8.13. Appointment of Paying Agent.

     The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee or the Master Servicer to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee or the Master Servicer, as applicable. If the Paying Agent is not the Trustee or the Master Servicer, the Trustee or the Master Servicer shall remit to the Paying Agent on the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall have a rating of at least "A" by each of Fitch, Standard & Poor's and Moody's, or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The Trustee may enter into agreements to appoint a Paying Agent which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Paying Agent to comply with this Agreement in all material respects and requires the Paying Agent to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of Default), the successor Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Paying Agent under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Paying Agent any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of any Paying Agent shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Paying Agent. The initial Paying Agent shall be the Trustee, and the Trustee agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Paying Agent, any provision or requirement herein requiring notice or any information to be provided to the Paying Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

     SECTION 8.14. Appointment of REMIC Administrators.

     (a) The Trustee may appoint one or more REMIC Administrators, which shall be authorized to act on behalf of the Trustee in performing the functions set forth in Sections 3.17 and 10.01 herein. Each REMIC Administrator must be acceptable to the Trustee and must be organized and doing business under the laws of the United States of America or of any State and be subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any REMIC Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any REMIC Administrator shall be a party, or any Person succeeding to the corporate agency business of any REMIC Administrator, shall continue to be the REMIC Administrator without the execution or filing of any paper or any further act on the part of the Trustee or the REMIC Administrator.

     (c) Any REMIC Administrator may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Paying Agent, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any REMIC Administrator by giving written notice of termination to such REMIC Administrator , the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any REMIC Administrator shall cease to be eligible in accordance with the provisions of this Section 8.14, the Trustee may appoint a successor REMIC Administrator, in which case the Trustee shall given written notice of such appointment to the Master Servicer, the Special Servicer and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor REMIC Administrator shall be appointed unless eligible under the provisions of this Section 8.14. Any successor REMIC Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as REMIC Administrator. No REMIC Administrator shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. The Trustee shall be responsible for acts and omissions of the REMIC Administrator.

     SECTION 8.15. Access to Certain Information.

     The Trustee shall afford to the Master Servicer, the Special Servicer and the Depositor, any Certificateholder and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

     SECTION 8.16. Representations and Warranties of Trustee.

     The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Trustee is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

          (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's articles of incorporation and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Fund may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated by Section 8.10, the Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement, including, but not limited to, its responsibility to make P&I Advances if the Master Servicer fails to make a P&I Advance pursuant to
     Section 7.02, will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Trustee of or compliance by the Trustee with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

     SECTION 8.17. Reports to the Securities and Exchange Commission; Available
                   Information.

     (a) The Depositor shall prepare for filing, and the Trustee shall execute, on behalf of the Trust Fund, and file with the Securities and Exchange Commission, any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed on behalf of the Trust Fund under the Exchange Act. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Securities and Exchange Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates. The Depositor agrees to indemnify and hold harmless the Trustee with respect to any liability, cost or expenses, including reasonable attorneys' fees, arising from the Trustee's execution of such reports, statements and information that contain errors or omissions or is otherwise misleading, provided, however, that if the indemnification provided for herein is invalid or unenforceable, then the Depositor shall contribute to the amount paid by the Trustee as a result of such liability in such amount as is necessary to limit the Trustee's responsibility for any such payment to any amount resulting from its own fault.

     (b) The Master Servicer shall maintain at its office primarily responsible for administration of the Trust Fund and shall, upon reasonable advance notice, make available during normal business hours for review by the Depositor, each Underwriter, any Holder of a Certificate or any Person identified to the Master Servicer as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Certificates of such Class, in the form most recently provided to the Master Servicer by the Depositor or by any Person designated by the Depositor; and (ii) in all cases (A) this Agreement and any amendments hereto entered into pursuant to Section 11.01, (B) all statements delivered to Certificateholders of the relevant Class pursuant to Section 4.02(a) since the Closing Date, (C) all Officers' Certificates delivered by the Master Servicer and the Special Servicer to the Trustee since the Closing Date pursuant to
Section 3.13, (D) all accountants' reports caused to be delivered by the Master Servicer and the Special Servicer to the Trustee since the Closing Date pursuant to Section 3.14, (E) the most recent inspection report prepared by the Special Servicer or the Master Servicer and delivered to the Master Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a), (F) the most recent annual operating statement and rent roll of each related Mortgaged Property and financial statements of the related Mortgagor collected by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.12(b), together with the accompanying written reports to be prepared by the Master Servicer or the Special Servicer, as the case may be, and delivered to the Trustee pursuant to Section 3.12(b), (G) any and all notices and reports delivered to the Master Servicer with respect to any Mortgaged Property as to which the environmental testing contemplated by Section 3.09(c) revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied, (H) all Updated Mortgage Loan Schedules and Collection Reports delivered by the Master Servicer to the Trustee since the Closing Date pursuant to Sections 3.12(c) and 4.02(b), respectively, (I) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20, and (J) any and all Officers' Certificates and other evidence delivered to the Trustee to support the Master Servicer's or the Special Servicer's, as the case may be, determination that any Advance was or, if made, would be, a Nonrecoverable Advance. The Master Servicer shall make available copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, the Master Servicer shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

                                   ARTICLE IX

                                   TERMINATION

     SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage
                   Loans.

     Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Paying Agent on behalf of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment)
(i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer, Lehman Brothers Inc., the Special Servicer or the Majority Subordinate Certificateholder of all Mortgage Loans and each REO Property remaining in REMIC I at a price equal to (1) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus (2) the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an Independent Appraiser selected by the Master Servicer and approved by the Trustee, minus (3) if the purchaser is the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any interest accrued and payable to the Master Servicer in respect of unreimbursed Advances in accordance with Sections 3.03(d) and 4.03(d) and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I, and (ii) to the Trustee, the Master Servicer, the Special Servicer and the officers, directors, employees and agents of each of them of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Depositor, Lehman Brothers Inc., the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder may at its option elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Pool set forth in the Preliminary Statement, and (ii) the Master Servicer shall not have the right to effect such a purchase if, within 30 days following the Master Servicer's delivery of a notice of election pursuant to this paragraph, the Depositor, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. The Master Servicer, the Depositor, Lehman Brothers Inc.

or the Majority Subordinate Certificateholder shall not have the right to effect such a purchase if, within 30 days following the Special Servicer's delivery of a notice of election pursuant to this paragraph, the Special Servicer shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the Master Servicer's, the Special Servicer's, the Majority Subordinate Certificateholder's, Lehman Brothers Inc.'s or the Depositor's purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, Lehman Brothers Inc. or the Depositor, as applicable, shall deliver to the Paying Agent for deposit in the Distribution Account not later than the P&I Advance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. In addition, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such P&I Advance Date from the Certificate Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon confirmation that such final deposit has been made, the Trustee shall release or cause to be released to the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, Lehman Brothers Inc. or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, Lehman Brothers Inc. or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder (or their respective designees), as applicable. Any transfer of Mortgage Loans to the Depositor pursuant to this paragraph shall be on a servicing-released basis.

     Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the Depositor's, the Master Servicer's, the Special Servicer's, Lehman Brothers Inc.'s or the Majority Subordinate Certificateholder's purchase of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

     Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Paying Agent shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Distribution Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts on deposit in the Distribution Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (vi) of Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums and Yield Maintenance Charges, shall be allocated in the following order of priority, in each case to the extent of remaining available funds:

          (i) to distributions of interest to the Holders of the Senior Certificates, in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (ii) to distributions of principal to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in an amount equal to, and pro rata in accordance with, the respective Class Principal Balances thereof outstanding immediately prior to such Distribution Date;

          (iii) to distributions to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in an amount equal to, pro rata in accordance with, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and not previously reimbursed;

          (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (v) to distributions of principal to the Holders of the Class B Certificates, in an amount equal to the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date;

          (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

          (vii) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (viii) to distributions of principal to the Holders of the Class C Certificates, in an amount equal to the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date;

          (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

          (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xi) to distributions of principal to the Holders of the Class D Certificates, in an amount equal to the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date;

          (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

          (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xiv) to distributions of principal to the Holders of the Class E Certificates, in an amount equal to the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date;

          (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

          (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xvii) to distributions of principal to the Holders of the Class F Certificates, in an amount equal to the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date;

          (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses if any, previously allocated to the Class F Certificates and not previously reimbursed;

          (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xx) to distributions of principal to the Holders of the Class G Certificates, in an amount equal to the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date;

          (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

          (xxii) to distributions of interest to the Holders of the Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxiii) to distributions of principal to the Holders of the Class H Certificates, in an amount equal to the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date;

          (xxiv) to distributions to the Holders of the Class H in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class H Certificates and not previously reimbursed;

          (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxvi) to distributions of principal to the Holders of the Class J Certificates, in an amount equal to the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date;

          (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

          (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxix) to distributions of principal to the Holders of the Class K Certificates, in an amount equal to the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date;

          (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed; and

          (xxxi) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxx) above.

     Any Prepayment Premiums and Yield Maintenance Charges on deposit in the Certificate Account as of the final Distribution Date shall be distributed among the Holders of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class IO, Class J and Class K Certificates in accordance with Section 4.01(b). Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate, and shall deal with all such unclaimed amounts in accordance with applicable law. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder.

     All actual distributions on the respective Classes of REMIC III Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall be deemed to first have been distributed from REMIC I to REMIC II on the various REMIC I Regular Interests in accordance with Section 4.01(h).

     SECTION 9.02. Additional Termination Requirements.

     (a) If the Depositor or the Master Servicer purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II and REMIC III) shall be terminated in accordance with the following additional requirements, unless the Master Servicer or the Depositor, as applicable, obtains at its own expense and delivers to the Trustee and, in the case of the Depositor, to the Trustee and the Master Servicer, an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II and REMIC III as defined in
Section 860F of the Code or cause REMIC I, REMIC II and REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) the Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as set forth in an Opinion of Counsel obtained at the expense of the Trust Fund;

          (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer or the Depositor, as applicable, for cash; and

          (iii) at the time of the making of the final payment on the Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with
     Section 9.01 all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II and REMIC III shall terminate at that time.

     (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X
                           ADDITIONAL REMIC PROVISIONS

     SECTION 10.01. REMIC Administration.

     (a) The REMIC Administrator shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

     (b) The REMIC I Regular Interests, the REMIC II Regular Interests and the Regular Certificates (including in the case of the IO Certificates, each of its Components) are hereby designated as "regular interests" (within the meaning of
Section 860G(a)(1) of the Code) in REMIC I, REMIC II and REMIC III, respectively. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I, REMIC II and REMIC III, respectively. None of the Master Servicer, the Special Servicer or the Trustee shall (to the extent within its control) permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

     (c) The Closing Date is hereby designated as the "startup day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

     (d) The related Plurality Residual Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each of REMIC I, REMIC II and REMIC III, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided that the REMIC Administrator is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each of REMIC I, REMIC II and REMIC III) as agent and attorney-in-fact for the Tax Matters Person for each of REMIC I, REMIC II and REMIC III in the performance of its duties as such.

     (e) For purposes of Treasury regulation Section 1.860G-1(a)(4)(iii), April 18, 2029 has been designated the "latest possible maturity date" of each REMIC I Regular Interest, REMIC II Regular Interest and each Class of Regular Certificates.

     (f) Except as otherwise provided in Section 3.17(a)(iii) and subsections
(i) and (j) below, the REMIC Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities which extraordinary expenses shall be payable or reimbursable to the Trustee from the Trust Fund).

     (g) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the REMIC Administrator shall prepare, sign and file all of the other Tax Returns in respect of REMIC I, REMIC II and REMIC III. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to each of REMIC I, REMIC II and REMIC III as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Article. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, as to the valuations and issue prices of the Certificates, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this
Article X shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Trustee to perform such obligations.

     (h) The REMIC Administrator shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or, with respect to State and Local Taxes, any state or local taxing authority. Included among such duties, the REMIC Administrator shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and
(iii) the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

     (i) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer, or the Trustee shall knowingly take (or cause any of REMIC I, REMIC II or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC
III as a REMIC, or (ii) except as provided in Section 3.17(a), result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC

III (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code or the result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code) (any such endangerment or imposition, except as provided in Section 3.17(a)(iii), an "Adverse REMIC Event"), unless the REMIC Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event. The REMIC Administrator shall not take any action or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the Special Servicer has advised it in writing that either the Master Servicer or the Special Servicer has received or obtained an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I, REMIC II or REMIC III, or causing any of REMIC I, REMIC II or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. Neither the Master Servicer nor the Special Servicer shall take any such action or cause any of REMIC I, REMIC II or REMIC III to take any such action as to which the REMIC Administrator has advised it in writing that an Adverse REMIC Event could occur, and neither the Master Servicer nor the Special Servicer shall have any liability hereunder for any action taken by it in accordance with the written instruments of the REMIC Administrator. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund or the Trustee. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of REMIC I, REMIC II and REMIC III will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (j) If any tax is imposed on any of REMIC I, REMIC II or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in
Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of State or Local Tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Article X provided that no liability shall be imposed upon the REMIC Administrator under this Clause if another party has responsibility for payment of such tax under Clauses
(iii) or (v) of this Section; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this

Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X; (v) the Depositor, if such tax was imposed due to the fact that any of the Mortgage Loans did not, at the time of their transfer to the REMIC I, constitute a "qualified mortgage" as defined in Section 860G(a)(3) of the Code; or (vi) the Trust Fund in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust Fund. Any such amounts payable by the Trust Fund shall be paid by the Paying Agent upon the written direction of the REMIC Administrator out of amounts on deposit in the Distribution Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

     (k) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

     (1) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit:
(i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the foreclosure of a Mortgage Loan, including, but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of REMIC I, REMIC II or REMIC III, (C) the termination of REMIC I, REMIC II and REMIC III pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans pursuant to or as contemplated by
Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Certificate Account, the Distribution Account or the REO Account for gain; or (iii) the acquisition of any assets for REMIC I, REMIC II or REMIC III (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Certificate Account, the Distribution Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (n) Except in connection with Section 3.17(a), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     SECTION 11.01. Amendment.

     (a) This Agreement may be amended from time to time by the mutual agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity,
(ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated, or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Master Servicer, the Special Servicer and the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to either of the REMICs created hereunder at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of either such REMIC; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further that the Master Servicer, the Special Servicer and the Trustee shall have first obtained from each Rating Agency written assurance that such amendment does not adversely affect in any material respect the rating on any Class of Certificates.

     (b) This Agreement may also be amended from time to time by the agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee, adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, (iv) modify the provisions of Section 3.20 without the consent of the Holders of Certificates entitled to all of the Voting Rights or (v) modify the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates, so long as neither the Depositor nor any of its Affiliates is performing servicing duties with respect to any of the Mortgage Loans.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on either of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause either of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) such amendment complies with the provisions of this Section 11.01.

     (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a), (b) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Certificate Account or the Distribution Account pursuant to Section 3.05.

     SECTION 11.02. Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund, but only upon direction accompanied by an Opinion of Counsel (the cost of which may be paid out of the Certificate Account pursuant to Section 3.05(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 11.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04. Governing Law.

     This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 11.05. Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Depositor, First Union Commercial Mortgage Securities, Inc., One First Union Center, Charlotte, North Carolina 28228, Attention: Michael Greco, facsimile number: 704-383-1356; (ii) in the case of the Master Servicer, First Union National Bank of North Carolina, First Union Capital Markets Group, One First Union Center, TW9, 301 South College Street, Charlotte, North Carolina 28288-0600, Attention: First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, facsimile number: 704-383-9356; (iii) in the case of the Special Servicer, CRIIMI MAE Services Limited Partnership, 11200 Rockville Pike, Rockville, Maryland 20852, Attention: Legal Department First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, facsimile number: 301-231-0334; (iv) in the case of the Trustee, State Street Bank and Trust Company, Corporate Trust Department, Two International Place, 5th Floor, Boston, Massachusetts 02110,
Attention: First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, facsimile number:
617-664-5367; (v) in the case of the Underwriters to each of First Union Capital Markets Group, One First Union Center, DC6, Charlotte, North Carolina 28288-1075, Attention: First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, facsimile number:
704-374-6435 and Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1997-C1, facsimile number: 212-526-3746 and (vi) in the case of the Rating Agencies, (A) Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004,
Attention: Commercial Mortgage Surveillance, facsimile number: 212-635-0295; (B) Moody's Investors Service, Inc., 99 Church Street, New York, New York,
Attention: CMBS-Monitoring, facsimile number (212) 553-1350; and (C) Standard & Poor's Ratings Group, 25 Broadway, New York, New York 10004, Attention: Real Estate Ratings Group, Surveillance Manager, facsimile number: 212-412-0597; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

     SECTION 11.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.07. Grant of a Security Interest.

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund, including, without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than principal and interest payments due and payable prior to the Cut-off Date and any Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Distribution Account and, if established, the REO Account and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans, and
(ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit K hereto in all appropriate locations in the State of North Carolina promptly following the initial issuance of the Certificates, and the Master Servicer shall prepare and file at each such office, and the Trustee shall execute, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee and the Master Servicer in preparing and filing such continuation statements. This Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of the North Carolina UCC.

     SECTION 11.08. Streit Act.

     Any provisions required to be contained in this Agreement by Section 126 of
Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

     SECTION 11.09. Successors and Assigns; Beneficiaries.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. Lehman Brothers Inc. shall be a third party beneficiary to this Agreement with respect to its rights to receive the reports, statements and other information to which it is entitled hereunder, to preserve its rights under Sub-Servicing Agreements as contemplated by Section 3.22(d) and to terminate the Trust Fund pursuant to
Section 9.01. Each of the Sub-Servicers that is a party to a Sub-Servicing Agreement on the Closing Date shall be a third party beneficiary to obligations of a successor Master Servicer under Section 3.22(d), provided that the sole remedy for any claim by a Sub-Servicer as a third party beneficiary pursuant to this Section 11.09 shall be against a successor Master Servicer solely in its corporate capacity and no Sub-Servicer shall have any rights or claims against the Trust Fund or any party hereto (other than a successor Master Servicer in its corporate capacity as set forth in this Section 11.09) as a result of any rights conferred on such Sub-Servicer as a third party beneficiary pursuant to this Section 11.09. This Agreement may not be amended in any manner that would adversely affect its rights as a third party beneficiary without its consent. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     SECTION 11.10. Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 11.11. Notices to Rating Agencies.

     (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i) any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default that has not been cured;

          (iii) the resignation or termination of the Trustee, the Master Servicer or the Special Servicer;

          (iv) the repurchase of Mortgage Loans by either of the Mortgage Loan Sellers pursuant to either of the Mortgage Loan Purchase Agreements;

          (v) any change in the location of the Distribution Account;

          (vi) the final payment to any Class of Certificateholders; and

          (vii) any sale or disposition of any Mortgage Loan or REO Property.

     (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i) the resignation or removal of the Trustee; and

          (ii) any change in the location of the Certificate Account.

     (c) The Special Servicer shall furnish each Rating Agency with respect to a non-performing or defaulted Mortgage Loan such information as the Rating Agency shall reasonably request and which the Special Servicer can reasonably provide in accordance with applicable law.

     (d) To the extent applicable, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following items:

          (i) each of its annual statements as to compliance described in
     Section 3.13;

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.14;

          (iii) any Officers' Certificate delivered to the Trustee pursuant to
     Section 4.03(c) or 3.08;

          (iv) each of the reports described in Section 3.12(a) and the statements and reports described in Sections 3.12(c) and 3.12(d); and

          (v) each Updated Mortgage Loan Schedule described in Section 3.12(c).

     (e) The Trustee shall (i) make available to each Rating Agency, upon reasonable notice, the items described in Section 8.14(b) and (ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to Section 7.03(a) or Section 7.03(b).

     (f) The Trustee shall promptly deliver to each Rating Agency a copy of each statement or report described in Section 4.02.

     SECTION 11.12. Complete Agreement.

     This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of

Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                         FIRST UNION COMMERCIAL MORTGAGE
                                           SECURITIES, INC.
                                                Depositor


                                                By: /s/ MICHAEL H. CRECO
                                                    ----------------------------
                                                    Name:  Michael H. Greco
                                                    Title: Senior Vice President


                                         FIRST UNION NATIONAL BANK OF NORTH
                                           CAROLINA
                                                Master Servicer

                                                By: /s/ JOHN M. CHURCH
                                                    ----------------------------
                                                    Name:  John M. Church
                                                    Title: Senior Vice President


                                         CRIIMI MAE SERVICES LIMITED PARTNERSHIP
                                                Special Servicer


                                                By: CRIIMI MAE MANAGEMENT, INC.,
                                                    a Maryland corporation, its
                                                    general partner


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                         STATE STREET BANK AND TRUST COMPANY
                                                Trustee


                                                By: /s/ WILLIAM G. SWAN
                                                    ----------------------------
                                                    Name:  William G. Swan
                                                    Title: Vice President

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                         FIRST UNION COMMERCIAL MORTGAGE
                                           SECURITIES, INC.
                                                Depositor


                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                         FIRST UNION NATIONAL BANK OF NORTH
                                           CAROLINA
                                                Master Servicer

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                         CRIIMI MAE SERVICES LIMITED PARTNERSHIP
                                                Special Servicer


                                                By: CRIIMI MAE MANAGEMENT, INC.,
                                                    a Maryland corporation, its
                                                    general partner


                                                By: /s/ H. WILLIAM WILLOUGHBY
                                                    ----------------------------
                                                Name:  H. William Willoughby
                                                Title: President


                                         STATE STREET BANK AND TRUST COMPANY
                                                Trustee


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                    EXHIBIT A

                              Forms of Certificates

             CLASS A-1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Initial Pass-Through                                            Class Principal Balance of the Class A-1
Rate: 7.15%  per annum                                          Certificates as of the Closing Date: $200,000,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class
Agreement:  as of May 1, 1997                                   A-1 Certificate as of the Closing Date: $200,000,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAA3



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-2 CERTIFICATES AND THE CLASS A-3 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal amount of this Class A-1 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-1 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-1 Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-1 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-1 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997

                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                  Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                      STATE STREET BANK AND
                                          TRUST COMPANY,
                                      as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                 Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:



                                        ----------------------------------------
                                        Signature by or on behalf of Assignor


                                        ----------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.

     Distributions made by check (such check to be made payable to ____________) and all applicable statements and notices should be mailed to __________________

_______________________________________________________________________________.


     This information is provided by __________________________________________, the Assignee named above, or ______________, as its agent.

             CLASS A-2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class A-2
Rate: 7.30% per annum                                           Certificates as of the Closing Date: $318,000,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class
Agreement:  as of May 1, 1997                                   A-2 Certificate as of the Closing Date: $200,000,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAB1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES AND THE CLASS A-3 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2 Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997

                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                     Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                      STATE STREET BANK AND
                                         TRUST COMPANY,
                                      as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:


                                          --------------------------------------
                                          Signature by or on behalf of Assignor


                                          --------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

--------------------------------------------------------------------------------
for the account of _____________________________________________________________

_______________________________________________________________________________.

     . Distributions made by check (such check to be made payable to) and all applicable statements and notices should be mailed to __________________________

_______________________________________________________________________________.



     This information is provided by __________________________________________, the Assignee named above, or ______________, as its agent.

             CLASS A-2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class A-2
Rate: 7.30% per annum                                           Certificates as of the Closing Date: $318,000,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class
Agreement:  as of May 1, 1997                                   A-2 Certificate as of the Closing Date: $118,000,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 2                                               CUSIP No. 33736 LAB1


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES AND THE CLASS A-3 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2 Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997

                                       STATE STREET BANK AND
                                          TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                   Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________) and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________, the Assignee named above, or __________________________, as its agent.

             CLASS A-3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class A-3
Rate: 7.38% per annum                                           Certificates as of the Closing Date: $395,812,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class
Agreement:  as of May 1, 1997                                   A-3 Certificate as of the Closing Date: $200,000,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAC9


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES AND THE CLASS A-2 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal amount of this Class A-3 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-3 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-3 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-3 Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-3 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-3 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-3 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-3 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997

                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                 Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                 Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:


                                          -------------------------------------
                                          Signature by or on behalf of Assignor


                                          --------------------------------------
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________) and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

             CLASS A-3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class A-3
Rate: 7.38% per annum                                           Certificates as of the Closing Date: $395,812,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class
Agreement:  as of May 1, 1997                                   A-3 Certificate as of the Closing Date: $195,812,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 2                                               CUSIP No. 33736 LAC9


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES AND THE CLASS A-2 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal amount of this Class A-3 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-3 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-3 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-3 Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-3 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-3 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-3 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-3 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                    Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________)

and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

              CLASS B COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class B Certificates
Rate: 7.43% per annum                                           as of the Closing Date: $78,327,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class B
Agreement:  as of May 1, 1997                                   Certificate as of the Closing Date: $78,327,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAE5


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES AND THE CLASS IO CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS B CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE CLASS A-3 CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the principal amount of this Class B Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class B Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class B Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class B Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class B Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class B Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                    Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________)

and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

              CLASS C COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class C Certificates
Rate: 7.44% per annum                                           as of the Closing Date: $71,800,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class C
Agreement:  as of May 1, 1997                                   Certificate as of the Closing Date: $71,800,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAF2


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES AND THE CLASS B CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS C CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES AND THE CLASS B CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the principal amount of this Class C Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class C Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class C Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class C Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class C Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class C Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class C Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                    Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________)

and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

              CLASS D COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,

                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class D Certificates
Rate: 7.50% per annum                                           as of the Closing Date: $71,800,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class D
Agreement:  as of May 1, 1997                                   Certificate as of the Closing Date: $71,800,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAG0


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES AND THE CLASS C CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS D CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES AND THE CLASS C CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class D Certificate (obtained by dividing the principal amount of this Class D Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class D Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class D Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class D Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class D Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class D Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class D Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class D Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class D Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          --------------------------------------
                                                    Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________)

and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

              CLASS E COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class E Certificates
Rate:  7.75% per annum                                          as of the Closing Date: $19,582,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class E
Agreement:  as of May 1, 1997                                   Certificate as of the Closing Date: $19,582,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:

CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736 LAH8



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS E CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO

EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class E Certificate (obtained by dividing the principal amount of this Class E Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class E Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class E Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class E Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class E Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class E Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class E Certificates are exchangeable for new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class E Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class E Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class E Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Certificate Registrar


                                       By:
                                          -------------------------------------
                                                   Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Certificates referred to in the within-mentioned Agreement.

                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent


                                       By:
                                          --------------------------------------
                                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of Assignor


                                           -------------------------------------
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to ____________)

and all applicable statement-s and notices should be mailed to _________________

_______________________________________________________________________________.


     This information is provided by __________________________________________,

the Assignee named above, or __________________________, as its agent.

              CLASS F COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
Initial Pass-Through                                            Class Principal Balance of the Class F Certificates
Rate: 7.0% per annum                                            as of the Closing Date: $71,800,000

Date of Pooling and Servicing                                   Initial Certificate Principal Balance of this Class F
Agreement:  as of May 1, 1997                                   Certificate as of the Closing Date: $71,800,000

Closing Date:  May 16, 1997                                     Aggregate Stated Principal
                                                                Balance of the Mortgage Loans
                                                                as of the Closing Date:
                                                                $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                                Trustee:
First Union National Bank of North Carolina                     State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                               CUSIP No. 33736L AJ 4



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES AND THE CLASS E CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF

(I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS F CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES AND THE CLASS E CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class F Certificate (obtained by dividing the principal amount of this Class F Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class F Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class F Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class F Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class F Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class F Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class F Certificates are exchangeable for new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class F Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriter or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the

Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class F Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class F Certificate without registration or qualification. Any Class F Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class F Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Any transferee of this Certificate, if this Certificate is in book-entry form, shall be deemed to represent to the transferor, the Trustee and the Depositor that it is a QIB within the meaning of Rule 144A.

     No service charge will be imposed for any registration of transfer or exchange of Class F Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class F Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class F Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class F Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:

                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

__________________________________) and all applicable statements and notices should be mailed to ____________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

              CLASS G COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Initial Pass-Through                                Class Principal Balance of the Class G Certificates
Rate:  7.0% per annum                               as of the Closing Date: $13,054,813

Date of Pooling and Servicing                       Initial Certificate Principal Balance of this Class G
Agreement:  as of May 1, 1997                       Certificate as of the Closing Date: $13,054,813

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date:
                                                    $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                   CUSIP No. 33736L AK 1


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES AND THE CLASS F CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT (A) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (B) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE REASONABLE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS G CERTIFICATE, THE CERTIFICATE REGISTRAR

SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES AND THE CLASS F CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class G Certificate (obtained by dividing the principal amount of this Class G Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class G Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class G Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class G Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class G Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class G Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class G Certificates are exchangeable for new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class G Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class G Certificate without registration or qualification. Any Class G Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class G Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class G Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class G Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein.

The exercise of such right will effect early retirement of the Class G Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class G Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________



Dated:

                                       ________________________________________
                                       Signature by or on behalf of Assignor


                                       ________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

__________________________________ ) and all applicable statements and notices should be mailed to ____________________________________________________________

_______________________________________________________________________________.




     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

              CLASS H COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Initial Pass-Through                                Class Principal Balance of the Class H Certificates
Rate:  7.0% per annum                               as of the Closing Date: $26,108,964

Date of Pooling and Servicing                       Initial Certificate Principal Balance of this Class H
Agreement:  as of May 1, 1997                       Certificate as of the Closing Date:  $26,108,964

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date:
                                                    $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                   CUSIP No. 33736L AL 9


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES AND THE CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT (A) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (B) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE REASONABLE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS H CERTIFICATE, THE CERTIFICATE REGISTRAR

SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS H CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES AND THE CLASS G CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class H Certificate (obtained by dividing the principal amount of this Class H Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class H Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class H Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class H Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class H Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class H Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class H Certificates are exchangeable for new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class H Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the

Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class H Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class H Certificate without registration or qualification. Any Class H Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class H Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class H Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class H Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class H Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class H Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:

                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of______________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_________________________ ) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

              CLASS J COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Initial Pass-Through                                Class Principal Balance of the Class J Certificates
Rate:  7.0% per annum                               as of the Closing Date: $13,054,483

Date of Pooling and Servicing                       Initial Certificate Principal Balance of this Class J
Agreement:  as of May 1, 1997                       Certificate as of the Closing Date:  $13,054,483

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date:
                                                    $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                   CUSIP No. 3373L AM 7


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES AND THE CLASS H CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT (A) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (B) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE REASONABLE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS J CERTIFICATE, THE CERTIFICATE REGISTRAR

SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS J CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES AND THE CLASS H CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class J Certificate (obtained by dividing the principal amount of this Class J Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class J Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class J Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the

Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class J Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class J Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class J Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class J Certificates are exchangeable for new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class J Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the

Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class J Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class J Certificate without registration or qualification. Any Class J Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class J Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class J Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class J Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class J Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class J Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           -------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

___________________________) and all applicable statements and notices should be mailed to ___________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

              CLASS K COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Initial Pass-Through                                Class Principal Balance of the Class K Certificates
Rate:  7.0% per annum                               as of the Closing Date:  $26,108,964

Date of Pooling and Servicing                       Initial Certificate Principal Balance of this Class K
Agreement:  as of May 1, 1997                       Certificate as of the Closing Date:  $26,108,964

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date:
                                                    $1,305,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                   CUSIP No. 33736L AN 5


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES AND THE CLASS J CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN), PROVIDED THAT (A) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (I) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(II) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (B) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE REASONABLE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO THIS REGISTRATION OF

TRANSFER OF A CLASS K CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS K CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES AND THE CLASS J CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class K Certificate (obtained by dividing the principal amount of this Class K Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class K Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class K Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class K Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class K Certificates will be made by State Street Bank and Trust Company, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class K Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class K Certificates are exchangeable for new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class K Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the

Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class K Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class K Certificate without registration or qualification. Any Class K Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class K Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class K Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class K Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class K Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class K Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_______________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                        Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                        IO Certificates as of the Closing Date:
                                                     $1,305,448,224

Closing Date:  May 16, 1997                          Certificate Notional Amount of this Class IO
                                                     Certificate as of the Closing Date:
                                                     $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                     Trustee:
First Union National Bank of North Carolina          State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1                                    CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.



                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

____________________________) and all applicable statements and notices should be mailed to ___________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 2                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997



                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           -------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           -------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 3                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           -------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           -------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor



                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to______________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 4                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           -------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 5                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                            TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

_________________________) and all applicable statements and notices should be mailed to ____________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $200,000,000
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 6                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

__________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Aggregate Certificate Notional Amount of all Class
Agreement:  as of May 1, 1997                       IO Certificates as of the Closing Date:
                                                    $1,305,448,224

Closing Date:  May 16, 1997                         Certificate Notional Amount of this Class IO
                                                    Certificate as of the Closing Date:
                                                    $105,448,224
First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 7                                   CUSIP No. 33736 LAD7



THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK AND TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, CRIIMI MAE SERVICES LIMITED PARTNERSHIP OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[   ] PER $1,000 OF
INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by State Street Bank and Trust Company as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the

Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, Lehman Brothers Inc. or the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                           TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:

                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall, if permitted, be made by wire transfer or otherwise,

in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

_______________________________________________________________________________.


     Distributions made by check (such check to be made payable to

__________________________) and all applicable statements and notices should be mailed to ______________________________________________________________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                  CLASS R-I MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Percentage Interest evidenced by this Class R-I
Agreement:  as of May 1, 1997                       Certificate:  100%

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date: $1,305,448,224

First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK & TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS R-1 CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE

DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-I Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-I Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-I Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-I Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities

Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-I Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-I Certificate without registration or qualification. Any Class R-I Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-I Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-I Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-1 Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class R-1 Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized State Street Bank and Trust Company, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to
(x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-I

Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-I Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States.

     No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate

Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall be made by check payable to ___________________________

________________________________________________________________________________

and mailed to __________________________________________________________________


     Applicable statements and notices should be mailed to _____________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                  CLASS R-II MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Percentage Interest evidenced by this Class R-II
Agreement:  as of May 1, 1997                       Certificate:  100%

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date: $1,305,448,224

First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK & TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS R-1 CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE

DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-II Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-II Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-II Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-II Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-II Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities

Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-II Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-II Certificate without registration or qualification. Any Class R-II Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-II Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-II Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-1 Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class R-1 Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized State Street Bank and Trust Company, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to
(x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-II

Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-II Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States.

     No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate

Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:


                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall be made by check payable to ___________________________

________________________________________________________________________________

and mailed to __________________________________________________________________

________________________________________________________________________________


     Applicable statements and notices should be mailed to _____________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                 CLASS R-III MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1997-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

Date of Pooling and Servicing                       Percentage Interest evidenced by this Class R-III
Agreement:  as of May 1, 1997                       Certificate:  100%

Closing Date:  May 16, 1997                         Aggregate Stated Principal
                                                    Balance of the Mortgage Loans
                                                    as of the Closing Date: $1,305,448,224

First Distribution Date:
June 18, 1997

Master Servicer:                                    Trustee:
First Union National Bank of North Carolina         State Street Bank and Trust Company

Special Servicer:
CRIIMI MAE Services Limited Partnership

Certificate No. 1


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., STATE STREET BANK & TRUST COMPANY, FIRST UNION NATIONAL BANK OF NORTH CAROLINA OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS R-1 CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT H TO THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE

DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that TFINN & Co. is the registered owner of the Percentage Interest evidenced by this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank of North Carolina (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), CRIIMI MAE Services Limited Partnership in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-III Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-III Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-III Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-III Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities

Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-III Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-III Certificate without registration or qualification. Any Class R-III Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-III Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R-III Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-1 Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class R-1 Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized State Street Bank and Trust Company, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to
(x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-III

Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-III Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States.

     No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.


Dated:  May 16, 1997


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Certificate Registrar



                                       By:
                                           ------------------------------------
                                           Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.


                                       STATE STREET BANK AND
                                         TRUST COMPANY,
                                       as Authenticating Agent



                                       By:
                                           ------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:

                                       _________________________________________
                                       Signature by or on behalf of Assignor


                                       _________________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:


     Distributions shall be made by check payable to ___________________________

________________________________________________________________________________

and mailed to __________________________________________________________________

________________________________________________________________________________


     Applicable statements and notices should be mailed to _____________________

_______________________________________________________________________________.


     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 16, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED APRIL 29, 1997 AND THE PROSPECTUS SUPPLEMENT DATED MAY 9, 1997 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $200,000,000 OF INITIAL COMPONENT NOTIONAL AMOUNT, THE YIELD TO MATURITY IS [ ]% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $1,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                                   EXHIBIT B

                             Mortgage Loan Schedule

                                                                                                         Page 1 of 7
                                                                          FU-LB 1997-C1                  Report: LOANSCHE
Records: 283                                                              Exhibit B                      FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                                 CUT-OFF
LOAN  PROSP                                                                                         DATE        MONTHLY     MORTGAGE
NO.   NO.     ADDRESS                             CITY                  STATE      ZIP           BALANCE            P&I        RATE
------------------------------------------------------------------------------------------------------------------------------------
447   1       2300 16th Street                    San Francisco         CA         94103      33,388,968        258,071      8.5500
300   2       24 Boulevard                        Elmwood Park          NJ         07407      29,981,525        228,975      8.4200
301   3       6000-6250 Oxon Hill Road            Oxon Hill             MD         20745      28,715,037        231,009      8.7500
302   4       1100-1400 South Delaware Ave        Philadelphia          PA         19147      23,982,082        190,418      8.6250
459   5       945 Mohawk Hills Drive              Indianapolis          IN         46032      22,235,812        167,157      8.2500
1     6       I-285 & Lakewood Freeway            Atlanta               GA         30315      21,089,946        167,558      8.8400
2     7       3725 Airport Boulevard              Mobile                AL         36608      19,925,320        164,158      9.2240
3     8       1607 Patricia Drive                 Yeadon                PA         19050      18,988,856        148,213      8.6570
4     9       7509 Mandan Road                    Greenbelt             MD         20770      18,376,787        139,140      8.3200
5     10      1700 Benjamin Franklin Pkwy         Philadelphia          PA         19103      16,443,811        120,979      7.9920
6     11      616 North Rush Street               Chicago               IL         60611      14,475,611        125,428      9.3750
304   12      13178 Larchdale Road                Laurel                MD         20708      13,981,900        104,686      8.2000
184   13      2029-2049 Buckner                   Dallas                TX         75217      13,717,943        108,073      8.7400
8     14      48-220 University Dr.               Pembroke Pines        FL         33024      13,408,170        102,847      8.4400
7     15      1277-1345 Liberty Street            Springfield           MA         01104      13,292,284        104,251      8.7100
9     16      600 South Commonwealth Avenue       Los Angeles           CA         90005      12,962,049        118,894      9.2300
10    17      1333-1339 West 49th Place           Hialeah               FL         33012      12,951,657         99,729      8.4750
12    19      721 Routes 6 & 209                  Westfall Township     PA         18336      11,400,510         90,576      8.8400
190   20      9349-9389 Sheridan Boulevard        Westminster           CO         80030      11,192,561         82,572      8.0500
191   21      1706 Forest Cove Drive              Mount Prospect        IL         60056      10,893,106         82,195      8.2900
192   22      1850 Batson Avenue                  Rowland Heights       CA         91748       9,568,283         74,091      8.5700
15    23      NEQ US Hwy & NW J Wmns W            Jensen Beach          FL         34957       9,470,018         72,160      8.3680
306   24      266 Stewarts Ferry Pike             Nashville             TN         37214       9,468,979         71,037      8.2000
16    25      725 Woodlake Drive                  Chesapeake            VA         23320       9,438,855         83,225      9.2500
307   26      1743 Semoran North Circle           Winter Park           FL         32792       9,276,516         70,523      8.3500
19    27      2401 Westridge & 2400 S. Loop We    Houston               TX         77054       9,094,373         69,327      8.4000
17    28      15301 SW 106th Lane                 Miami                 FL         33196       9,077,368         69,925      8.5000
20    29      1701 Larkin Ave.                    Crest Hill            IL         60453       8,678,999         75,791      8.4740
311   30      3701 West Pioneer Drive             Irving                TX         75061       8,519,005         66,349      8.6000
21    31      4949 West Pine Boulevard            St. Louis             MO         63108       8,239,782         62,910      8.4100
312   32      2701 SW 13th Street                 Gainsville            FL         28604       7,909,075         61,663      8.6250
23    33      4260 Brownsboro Road                Winston Salem         NC         27106       7,829,444         57,527      8.0000
313   34      3000 Foxhill Circle                 Apopka                FL         32703       7,780,303         59,148      8.3500
26    35      10 Lincoln Square                   Worchester            MA         01608       7,700,000         66,740      9.4000
24    36      12751-12875 West Bell Road          Surprise              AZ         85374       7,695,529         59,916      8.6100
449   37      3705 Avenue C                       Billings              MT         59102       7,695,326         59,152      8.4900
25    38      450-484 Governor Ritchie Highway    Severna Park          MD         21146       7,695,300         59,005      8.4630
27    39      1671 Terrel Mill Road               Marietta              GA         20067       7,579,728         56,191      8.0800
193   40      7800 Woodman Avenue                 Van Nuys              CA         91402       7,531,500         58,320      8.5700
28    41      2607 Atlantic Ave                   Virginia Beach        VA         23451       7,451,727         65,704      9.2500
29    42      2780 Skypark Drive                  Torrance              CA         90505       7,341,459         57,665      8.7200
30    43      1970-2050 County Line Road          Highlands Ranch       CO         80126       7,179,070         56,745      8.7700
203   44      1126 N. Scottsdale Rd               Tempe                 AZ         85281       7,095,982         56,262      8.8300
315   45      5555-5655 East River Rd.            Tucson                AZ         85712       6,984,528         57,619      9.0000

                                                                                                         Page 1 of 7
                                                                 FU-LB 1997-C1                           Report: LOANSCHE
Records: 283                                                     Exhibit B                               FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

               REM TERM                   REM AMORT            MASTER     ADD'L     SPECIAL           MORTGAGE
LOAN  PROSP      TO STD         STATED     TERM FOR  GROUND  SERV FEE  SERV FEE    SERVICER  INTEREST LOAN
NO.   NO.      MATURITY       MATURITY     BALLOONS  LEASE?      RATE      RATE  STRIP RATE   ACCRUAL SELLER
---------------------------------------------------------------------------------------------------------------------
447   1             239     2017-04-01         359              0.090     0.010       0.030  Act/360  First Union
300   2             359     2027-04-01                          0.090     0.010       0.030   30/360  First Union
301   3             116     2007-01-01         326              0.090     0.010       0.030  Act/360  First Union
302   4             119     2007-04-01         329              0.090     0.010       0.030  Act/360  First Union
459   5             119     2007-04-01         359              0.090     0.010       0.030   30/360  First Union
1     6             117     2007-02-01         357              0.165     0.010       0.030   30/360  Lehman Brothers
2     7             137     2008-10-01         353              0.090     0.010       0.030   30/360  Lehman Brothers
3     8             179     2012-04-01         359              0.165     0.010       0.030   30/360  Lehman Brothers
4     9              82     2004-03-01         358              0.090     0.010       0.030   30/360  Lehman Brothers
5     10            115     2006-12-01         355              0.140     0.010       0.030   30/360  Lehman Brothers
6     11             82     2004-03-01         298              0.090     0.010       0.030   30/360  Lehman Brothers
304   12            118     2007-03-01         358              0.090     0.010       0.030   30/360  First Union
184   13            116     2007-01-01         356              0.090     0.010       0.030   30/360  Lehman Brothers
8     14            115     2006-12-01         355              0.090     0.010       0.030   30/360  Lehman Brothers
7     15            119     2007-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
9     16            118     2007-03-01                          0.090     0.010       0.030   30/360  Lehman Brothers
10    17            114     2006-11-01         354              0.090     0.010       0.030   30/360  Lehman Brothers
12    19            117     2007-02-01         357              0.090     0.010       0.030   30/360  Lehman Brothers
190   20            119     2007-04-01         359              0.165     0.010       0.030   30/360  Lehman Brothers
191   21             83     2004-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
192   22            119     2007-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
15    23             79     2003-12-01         355              0.090     0.010       0.030   30/360  Lehman Brothers
306   24            115     2006-12-01         355              0.090     0.010       0.030   30/360  First Union
16    25            270     2019-11-01                          0.090     0.010       0.030   30/360  Lehman Brothers
307   26            116     2007-01-01         356              0.090     0.010       0.030   30/360  First Union
19    27             83     2004-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
17    28            117     2007-02-01         357              0.090     0.010       0.030   30/360  Lehman Brothers
20    29            115     2006-12-01         235              0.140     0.010       0.030   30/360  Lehman Brothers
311   30            114     2006-11-01         354              0.090     0.010       0.030   30/360  First Union
21    31            118     2007-03-01         358              0.165     0.010       0.030   30/360  Lehman Brothers
312   32            116     2007-01-01         356              0.135     0.010       0.030   30/360  First Union
23    33             82     2004-03-01         358              0.090     0.010       0.030   30/360  Lehman Brothers
313   34            116     2007-01-01         356              0.090     0.010       0.030   30/360  First Union
26    35             84     2004-05-01         300              0.090     0.010       0.030   30/360  Lehman Brothers
24    36             80     2004-01-01         356              0.165     0.010       0.030   30/360  Lehman Brothers
449   37            119     2007-04-01         359              0.090     0.010       0.030   30/360  First Union
25    38            119     2007-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
27    39            116     2007-01-01         356              0.170     0.010       0.030   30/360  Lehman Brothers
193   40            119     2007-04-01         359              0.090     0.010       0.030   30/360  Lehman Brothers
28    41            270     2019-11-01                          0.090     0.010       0.030   30/360  Lehman Brothers
29    42            118     2007-03-01         358   Yes        0.090     0.010       0.030   30/360  Lehman Brothers
30    43            115     2006-12-01         355              0.165     0.010       0.030   30/360  Lehman Brothers
203   44             83     2004-04-01         359              0.165     0.010       0.030   30/360  Lehman Brothers
315   45            117     2007-02-01         321              0.135     0.010       0.030   30/360  First Union

                                                                                                         Page 2 of 7
                                                       FU-LB 1997-C1                                     Report: LOANSCHE
Records: 283                                           Exhibit B                                         FRI. MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                                CUT-OFF
LOAN PROSP                                                                                         DATE     MONTHLY  MORTGAGE
NO.  NO.       ADDRESS                              CITY                   STATE    ZIP         BALANCE         P&I      RATE
-----------------------------------------------------------------------------------------------------------------------------
316  46        1304-1396 Southwest 160th St.        Sunrise                FL     33326       6,843,890      57,485    9.0000
31   47        350 Bryant Road                      Spartanburg            SC     29303       6,754,418      49,628    8.0000
194  48        18631 North 19th Avenue              Phoenix                AZ     85027       6,746,243      53,875    8.9100
318  49        443-573 Waukegan Road                Northbrook             IL     60062       6,692,300      54,856    8.8000
32   50        27th & Superior                      Lincoln                NE     68502       6,632,828      49,912    8.2400
33   51        4616 Scott Crossing Drive            Memphis                TN     38128       6,625,496      51,227    8.5200
319  52        6851 Vetrans Blvd.                   Metairie               LA     70003       6,507,178      66,185    8.9100
35   53        6101 Antoine                         Houston                TX     77091       6,445,828      48,140    8.1800
37   54        10027 Spice Lane                     Houston                TX     77072       6,387,748      48,216    8.2800
38   55        1416 Main Street                     Adrian                 MI     49221       6,382,341      53,096    8.8600
36   56        1201 Cedar Lane Road                 Greenville             SC     29611       6,325,152      46,474    8.0000
44   57        2810 Shaerer Road                    Tallahassee            FL     32312       6,105,408      49,653    8.8500
39   58        NWC Int. 19/ Continental Road        Green Valley           AZ     85614       6,097,166      48,809    8.9050
41   59        1231 Garth Brooks Blvd.              Yukon                  OK     73085       6,096,696      49,258    9.0400
40   60        6022 Caprock Court                   El Paso                TX     75154       6,088,926      47,077    8.5400
323  61        16505 Redmond Way                    Redmond                WA     98052       6,077,531      50,670    8.8750
43   62        3307 Northland Drive                 Austin                 TX     78731       5,994,807      51,093    9.1800
326  63        55 East Ray Road                     Chandler               AZ     85225       5,986,402      47,500    8.6000
42   64        1, 5, 13 Branch Street               Methuen                MA     01844       5,983,662      50,105    8.9400
327  65        9600 N. Kings Highway                Myrtle Beach           SC     29572       5,927,628      48,918    8.7500
45   66        102 La Mancha Drive                  Asheville              NC     28805       5,832,137      42,852    8.0000
46   67        130 Elm Street                       Enfield                CT     06082       5,793,034      44,844    8.5600
322  68        3535 Route 46 and Cherry Hill Ro     Parsippany             NJ     07054       5,770,162      49,955    9.3750
457  69        5100 South Cleveland Avenue          Fort Myers             FL     33907       5,696,032      46,718    9.0000
195  70        1200 New Rodgers Road                Bristol Township       PA     19056       5,694,907      47,795    8.9900
47   71        Various                              Various                NM     Var         5,617,106      49,600    9.5600
329  72        1043 Executive Drive                 Elizabethtown          KY     42701       5,612,661      49,856    9.6250
49   73        340 & 530 East McDowell Road         Phoenix                AZ     85004       5,596,791      44,135    8.7700
48   74        3104 Lawndale Drive                  Greensboro             NC     27408       5,592,460      41,091    8.0000
331  75        1550 St. Georges Avenue (RT 35)      Woodbridge             NJ     07001       5,472,028      44,171    9.0300
330  76        2101 Peters Creek Parkway            Winston-Salem          NC     27127       5,395,082      44,855    8.8750
51   77        11990 South Boulder Road             Lafayette              CO     80026       5,393,201      40,873    8.3300
328  78        13575 Cypress Glenn Lane             Tampa                  FL     33637       5,350,514      46,322    9.3750
52   79        1203 Governors Sq. & 124 Mariott     Tallahassee            FL     32301       5,294,115      42,416    8.9400
55   80        710-826 East Union Hills Drive       Phoenix                AZ     85024       5,277,103      42,401    8.9780
53   81        Randolph Rd. & Nebel St.             Rockville              MD     20852       5,224,057      51,414    8.2490
332  82        1177 North Bragg Blvd.               Spring Lake            NC     23662       5,203,955      42,318    8.8750
56   83        2102 West Loop 289                   Lubbock                TX     79407       5,183,293      39,176    8.2800
57   84        1129 N. Summit Boulevard             Frisco                 CO     80643       5,150,000      44,638    9.4000
54   85        Blurgrass Ave & Alexandria Pike      Newport                KY     41071       5,146,963      40,075    8.6300
59   86        2750 Mosside Boulevard               Monroeville            PA     15146       5,100,000      45,196    9.4000
333  87        12251 Jefferson Avenue @ 164         Newport News           VA     23606       5,092,603      46,709    9.2500
58   88        3201 West Loop 289                   Lubbock                TX     79407       5,083,614      38,422    8.2800
66   89        235 37th Street East                 Tuscaloosa             AL     35405       4,993,268      36,688    8.0000

                                                                                                         Page 2 of 7
                                                                   FU-LB 1997-C1                         Report: LOANSCHE
Records: 283                                                       Exhibit B                             FRI. MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

            REM TERM                  REM AMORT             MASTER     ADD'L      SPECIAL                MORTGAGE
LOAN PROSP    TO STD        STATED     TERM FOR  GROUND   SERV FEE  SERV FEE     SERVICER    INTEREST    LOAN
NO.  NO.    MATURITY      MATURITY     BALLOONS  LEASE?       RATE      RATE   STRIP RATE     ACCRUAL    SELLER
------------------------------------------------------------------------------------------------------------------------
316  46          119    2007-04-01          299              0.090     0.010        0.030     Act/360    First Union
31   47           82    2004-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
194  48           83    2004-04-01          359              0.165     0.010        0.030      30/360    Lehman Brothers
318  49          116    2007-01-01          308              0.090     0.010        0.030      30/360    First Union
32   50          116    2007-01-01          356              0.090     0.010        0.030      30/360    Lehman Brothers
33   51          114    2006-11-01          354              0.140     0.010        0.030      30/360    Lehman Brothers
319  52          177    2012-02-01                           0.090     0.010        0.030      30/360    First Union
35   53           83    2004-04-01          359              0.090     0.010        0.030      30/360    Lehman Brothers
37   54           81    2004-02-01          357              0.090     0.010        0.030      30/360    Lehman Brothers
38   55          117    2007-02-01          297              0.090     0.010        0.030      30/360    Lehman Brothers
36   56           82    2004-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
44   57           83    2004-04-01          323              0.090     0.010        0.030      30/360    Lehman Brothers
39   58           78    2003-11-01          354              0.165     0.010        0.030      30/360    Lehman Brothers
41   59          119    2007-04-01          359              0.140     0.010        0.030      30/360    Lehman Brothers
40   60          117    2007-02-01          357              0.170     0.010        0.030      30/360    Lehman Brothers
323  61           80    2004-01-01          296   Yes        0.090     0.010        0.030      30/360    First Union
43   62           83    2004-04-01          299              0.090     0.010        0.030      30/360    Lehman Brothers
326  63          297    2022-02-01          327              0.090     0.010        0.030      30/360    First Union
42   64          117    2007-02-01          297              0.090     0.010        0.030      30/360    Lehman Brothers
327  65          116    2007-01-01          296              0.090     0.010        0.030      30/360    First Union
45   66           82    2004-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
46   67          118    2007-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
322  68          119    2007-04-01          299              0.090     0.010        0.030     Act/360    First Union
457  69          119    2007-04-01          329              0.090     0.010        0.030     Act/360    First Union
195  70          119    2007-04-01          299              0.090     0.010        0.030      30/360    Lehman Brothers
47   71          113    2006-10-01          293              0.140     0.010        0.030      30/360    Lehman Brothers
329  72           51    2001-08-01                           0.090     0.010        0.030      30/360    First Union
49   73          179    2012-04-01          359              0.165     0.010        0.030      30/360    Lehman Brothers
68   74           82    2004-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
331  75          119    2007-04-01          359   Yes        0.090     0.010        0.030      30/360    First Union
330  76          119    2007-04-01          299              0.090     0.010        0.030     Act/360    First Union
51   77          118    2007-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers
328  78          119    2007-04-01          299   Yes        0.090     0.010        0.030     Act/360    First Union
52   79          118    2007-03-01          358              0.170     0.010        0.030      30/360    Lehman Brothers
55   80          179    2012-04-01          359              0.165     0.010        0.030      30/360    Lehman Brothers
53   81          175    2011-12-01                           0.090     0.010        0.030      30/360    Lehman Brothers
332  82          116    2007-01-01          326              0.090     0.010        0.030     Act/360    First Union
56   83           79    2003-12-01          355              0.140     0.010        0.030      30/360    Lehman Brothers
57   84           84    2004-05-01          300              0.090     0.010        0.030      30/360    Lehman Brothers
54   85          119    2007-04-01          359              0.170     0.010        0.030      30/360    Lehman Brothers
59   86           84    2004-05-01          276              0.090     0.010        0.030      30/360    Lehman Brothers
333  87          239    2017-04-01                           0.090     0.010        0.030     Act/360    First Union
58   88           79    2003-12-01          355              0.140     0.010        0.030      30/360    Lehman Brothers
66   89           82    2004-03-01          358              0.090     0.010        0.030      30/360    Lehman Brothers

                                                                                                         Page 3 of 7
                                                       FU-LB 1997-C1                                     Report: LOANSCHE
Records: 283                                           Exhibit B                                         FRI. MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                             CUT-OFF
LOAN   PROSP                                                                                    DATE      MONTHLY  MORTGAGE
NO.    NO.     ADDRESS                           CITY                   STATE  ZIP           BALANCE          P&I      RATE
----------------------------------------------------------------------------------------------------------------------------
 60     90    8 A-E Industrial Way               Salem                  NH     03079       4,986,385       41,755    8.9400
334     91    399 Monmouth Street                East Windsor           NJ     08520       4,981,687       43,559    9.0000
335     92    90 Nova Road @ Int'l Spdwy Blvd    Daytona Beach          FL     32114       4,935,397       39,705    8.7500
 63     93    4524 Highway 39 North              Meridian               MS     39301       4,873,429       35,808    8.0000
 62     94    1790 South Buckley Road            Aurora                 CO     80014       4,849,333       38,936    8.9700
 61     95    3401 Kirby Drive                   Houston                TX     77098       4,847,278       38,571    8.8700
 69     96    8311 FM 1960 East                  Atascocita             TX     77346       4,799,481       35,264    8.0000
 64     97    204 Kings Arms Street              Ashland                VA     23005       4,793,537       35,221    8.0000
 65     98    1713 Dove Loop Road                Grapevine              TX     76051       4,737,304       35,086    8.0700
 67     99    90, 94-104 Glenn St.               Lawrence               MA     01840       4,687,202       39,249    8.9400
 72    100    500 Hacienda/Melrose Drive         Vista                  CA     92083       4,620,404       40,890    8.4420
 70    101    Bay Bridge Road                    Brunswick              ME     04011       4,593,995       42,535   10.5000
465    102    3695 Cascade Road                  Atlanta                GA     30331       4,497,291       34,697    8.5300
341    103    4601 Best Road                     College Park           GA     30337       4,370,689       40,537    9.7500
345    104    216 Langley Place                  Knoxville              TN     37922       4,365,340       37,793    9.3750
342    105    10225 Katy Freeway                 Houston                TX     77024       4,351,651       43,820    8.6900
 74    106    7520-30 Alondra Blvd & 16100 Gar   Los AngeLes            CA     90723       4,346,055       36,208    8.9000
 73    107    2102-2154 William Street           Cape Girardeau         MO     63703       4,246,218       35,707    9.0140
 75    108    1919 & 2121 Burton Drive           Austin                 TX     78741       4,188,043       34,302    8.6700
343    109    520-580 Second Street              El Cajon               CA     92021       4,184,846       35,246    9.0000
344    110    5500-5550 Washington Street        Hollywood              FL     33021       4,135,032       32,278    8.6250
 77    111    20050 U.S. Highway 59              Humble                 TX     77325       4,093,273       33,078    9.0300
346    112    4748 St. Francis Avenue            Dallas                 TX     75227       4,090,000       31,584    8.5200
 78    113    1200 East Walnut                   Watseka                IL     60970       4,084,355       33,458    8.6600
 81    114    4350 East Ray Road                 Phoenix                AZ     85044       3,997,829       32,271    9.0300
 82    115    5335 N. Military Trail             W. Palm Beach          FL     33407       3,997,769       31,898    8.9000
 80    116    233 Indiana Avenue                 Lubbock                TX     79415       3,995,632       32,242    9.0200
 79    117    1622-1624 3rd Avenue               New York               NY     10128       3,993,660       34,840    8.5500
 83    118    4054 Beth Manor Drive              Montgomery             AL     36109       3,983,701       31,611    8.8000
353    119    3405 South Florida Avenue          Lakeland               FL     33803       3,894,433       36,035    9.3750
 85    120    7502 Corporate Drive               Houston                TX     77036       3,838,172       29,603    8.5000
351    121    200 Oakwood Ave @ Meridian St      Huntsville             AL     35811       3,818,438       30,388    8.6250
 86    122    17710 Red Oak Drive                Houston                TX     77090       3,795,389       29,246    8.5100
 87    123    350 North Silverbell Road          Tucson                 AZ     85745       3,785,188       30,675    8.5300
356    124    1575 Tremont Street                Boston                 MA     02120       3,772,727       29,107    8.5300
348    125    5710 White Bluff Road              Savannah               GA     31405       3,741,863       32,395    9.3750
354    126    1200 Lake Mist Drive               Charlotte              NC     28217       3,736,817       29,501    8.7500
355    127    3154 Berry Lane                    Roanoke                VA     24018       3,711,469       28,880    8.5900
88     128    2049-2159 Americana Plaza          Orlando                FL     32839       3,691,374       29,081    8.7400
358    129    1700 West Prince Road              Tuscon                 AZ     85705       3,686,992       29,108    8.7500
359    130    2075 Market Street                 Duluth                 GA     30136       3,661,547       37,083    8.7400
360    131    3501 Matthews-Mint Hill Road       Mint Hill              NC     28201       3,628,080       29,695    8.6500
361    132    4000 Concord Pike                  Wilmington             DE     19803       3,619,743       33,200    9.2500
363    133    100 Morris Street                  Revere                 MA     02151       3,596,984       31,141    9.3750

                                                                                                         Page 3 of 7
                                                       FU-LB 1997-C1                                     Report: LOANSCHE
Records: 283                                           Exhibit B                                         FRI. MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

              REM TERM                REM AMORT              MASTER         ADD'L        SPECIAL               MORTGAGE
LOAN   PROSP    TO STD       STATED    TERM FOR    GROUND  SERV FEE      SERV FEE       SERVICER    INTEREST   LOAN
NO.    NO.    MATURITY     MATURITY    BALLOONS    LEASE?      RATE          RATE     STRIP RATE    ACCRUAL    SELLER
--------------------------------------------------------------------------------------------------------------------------------
 60     90         117    2007-02-01        297               0.090         0.010         0.030      30/360    Lehman Brothers
334     91         117    2007-02-01        261               0.090         0.010         0.030      30/360    First Union
335     92          80    2004-01-01        326               0.090         0.010         0.030     Act/360    First Union
 63     93          82    2004-03-01        358               0.090         0.010         0.030      30/360    Lehman Brothers
 62     94         119    2007-04-01        359               0.165         0.010         0.030      30/360    Lehman Brothers
 61     95          83    2004-04-01        359               0.140         0.010         0.030      30/360    Lehman Brothers
 69     96          82    2004-03-01        358               0.090         0.010         0.030      30/360    Lehman Brothers
 64     97          82    2004-03-01        358               0.090         0.010         0.030      30/360    Lehman Brothers
 65     98          80    2004-01-01        356               0.090         0.010         0.030      30/360    Lehman Brothers
 67     99         117    2007-02-01        297               0.090         0.010         0.030      30/360    Lehman Brothers
 72    100         226    2016-03-01                          0.165         0.010         0.030      30/360    Lehman Brothers
 70    101          57    2002-02-01        333               0.090         0.010         0.030      30/360    Lehman Brothers
465    102         119    2007-04-01        359               0.090         0.010         0.030     Act/360    First Union
341    103         114    2006-11-01                          0.090         0.010         0.030      30/360    First Union
345    104         119    2007-04-01        299    Yes        0.090         0.010         0.030     Act/360    First Union
342    105         176    2012-01-01                          0.090         0.010         0.030      30/360    First Union
 74    106         119    2007-04-01        299               0.090         0.010         0.030      30/360    Lehman Brothers
 73    107         119    2007-04-01        299               0.165         0.010         0.030      30/360    Lehman Brothers
 75    108         117    2007-02-01        297               0.140         0.010         0.030      30/360    Lehman Brothers
343    109         116    2007-01-01        296               0.090         0.010         0.030      30/360    First Union
344    110         114    2006-11-01        354               0.090         0.010         0.030      30/360    First Union
 77    111         117    2007-02-01        357               0.090         0.010         0.030      30/360    Lehman Brothers
346    112         116    2007-01-01        356               0.165         0.010         0.030      30/360    First Union
 78    113         116    2007-01-01        296               0.090         0.010         0.030      30/360    Lehman Brothers
 81    114         119    2007-04-01        359               0.165         0.010         0.030      30/360    Lehman Brothers
 82    115         119    2007-04-01        359               0.140         0.010         0.030      30/360    Lehman Brothers
 80    116         118    2007-03-01        358               0.090         0.010         0.030      30/360    Lehman Brothers
 79    117         239    2017-04-01                          0.090         0.010         0.030      30/360    Lehman Brothers
 83    118         113    2006-10-01        353               0.090         0.010         0.030      30/360    Lehman Brothers
353    119         119    2007-04-01        239               0.090         0.010         0.030     Act/360    First Union
 85    120         115    2006-12-01        355               0.170         0.010         0.030      30/360    Lehman Brothers
351    121         116    2007-01-01        326               0.090         0.010         0.030     Act/360    First Union
 86    122          82    2004-03-01        358               0.090         0.010         0.030      30/360    Lehman Brothers
 87    123          80    2004-01-01        296               0.090         0.010         0.030      30/360    Lehman Brothers
356    124         119    2007-04-01        359    Yes        0.090         0.010         0.030      30/360    First Union
348    125         119    2007-04-01        299    Yes        0.090         0.010         0.030     Act/360    First Union
354    126         114    2006-11-01        354               0.090         0.010         0.030      30/360    First Union
355    127         114    2006-11-01        354               0.090         0.010         0.030      30/360    First Union
88     128         116    2007-01-01        356               0.090         0.010         0.030      30/360    Lehman Brothers
358    129         114    2006-11-01        354               0.090         0.010         0.030      30/360    First Union
359    130         175    2011-12-01                          0.090         0.010         0.030      30/360    First Union
360    131         116    2007-01-01        296               0.090         0.010         0.030      30/360    First Union
361    132         119    2007-04-01        239               0.090         0.010         0.030     Act/360    First Union
363    133         119    2007-04-01        299               0.090         0.010         0.030     Act/360    First Union


                                                                                                         Page 4 of 7
                                                                            FU-LB 1997-C1                Report: LOANSCHE
Records: 283                                                                Exhibit B                    FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                            CUT-OFF
LOAN  PROSP                                                                                    DATE       MONTHLY  MORTGAGE
NO.   NO.    ADDRESS                             CITY                   STATE  ZIP          BALANCE           P&I      RATE
---------------------------------------------------------------------------------------------------------------------------
362   134    2801 Cohasset Road                  Chico                  CA     95973      3,592,848        28,673    8.3700
357   135    206-242 and 239 Nautilus Drive      New London             CT     06320      3,548,111        28,884    9.1250
366   136    378 Golden Gate Avenue              San Francisco          CA     94102      3,545,900        27,928    8.7500
352   137    166 Finley Street                   Athens                 GA     30601      3,497,068        30,276    9.3750
364   138    3660 Street Road                    Bensalem               PA     19020      3,496,943        29,672    9.1250
 91   139    9901 Capital of Texas Highway       Austin                 TX     78759      3,493,852        27,410    8.7000
 93   140    3350 St. Catherine Road             Florissant             MO     63033      3,488,789        26,405    8.2950
 94   141    5100 Montero Way                    Petaluma               CA     94954      3,477,890        30,958    9.3750
365   142    State Road 85 & IH-10               Crestview              FL     32536      3,451,673        30,664    9.6800
109   143    1631 Challenge Drive                Concord                CA     94520      3,446,608        27,576    8.4120
 96   144    13200 Christy Lane #15              Newport News           VA     23608      3,388,478        24,897    8.0000
367   145    2 Industrial Way                    Eatontown              NJ     07724      3,354,414        27,827    9.1250
368   146    701 East Bay Street                 Charleston             SC     29403      3,352,211        30,883    9.2500
369   147    23-75 Riverside Avenue              Medford                MA     02155      3,343,748        27,542    8.7500
 99   148    14800-14860 Military Trail          Delray Beach           FL     33484      3,334,275        27,610    8.7800
 98   149    903 Bitters Road                    San Antonio            TX     78216      3,331,240        27,371    8.7200
100   150    4302 College Main Road              Bryan                  TX     77805      3,296,305        26,315    8.9000
 95   151    1151-1161 Walnut & 2404-2558 Gro    Ontario                CA     91764      3,292,706        25,713    8.6450
101   152    Mercer & Warren St.                 Albany                 NY     12208      3,291,827        25,246    8.4450
370   153    2820 Tulane Avenue                  New Orleans            LA     70119      3,279,729        29,100    9.3750
102   154    3829 Gannon Lane                    Dallas                 TX     75237      3,245,642        23,893    8.0200
371   155    7800-7850 Tayloe Drive              Manassas               VA     22111      3,183,914        25,466    8.3600
103   156    5900 Kinkead Avenue                 Fort Smith             AR     72901      3,181,915        26,378    8.7820
104   157    4900 North Broadway                 Boulder                CO     80304      3,181,058        27,869    9.4600
105   158    12205 Nebel Street                  Rockville              MD     20852      3,154,147        31,043    8.2490
372   159    1503 North 2100 West                St. George             UT     84770      3,143,563        24,483    8.6000
106   160    1206 & 1208 Florida Road            Durango                CO     81301      3,114,620        24,634    8.7900
110   161    314 Highland Mall Boulevard         Austin                 TX     78752      3,097,388        26,741    9.3400
108   162    7950 Anderson Square Road           Austin                 TX     78758      3,094,224        25,508    8.7600
112   163    7135 Oaklawn Drive                  San Antonio            TX     78229      3,094,197        23,595    8.3900
107   164    5000 North 29th Street              McAllen                TX     78505      3,092,331        32,162    9.2500
111   165    1001 Shoreview Drive                Orlando                FL     32807      3,078,048        23,204    8.2800
113   166    2301 Northwest 33rd Court           Pompano Beach          FL     33069      3,048,275        24,173    8.8320
373   167    2701 County Road I                  Mounds View            MN     55432      3,043,799        25,424    9.4000
115   168    Brooklyn Street                     Carbondale             PA     18407      2,988,507        24,432    8.6360
116   169    SEC of Broadway & Crawford St.      Salina                 KS     67401      2,971,556        23,379    8.7380
199   170    NW Fruitville & Beneva Roads        Sarasota               FL     34232      2,898,409        23,292    8.9800
376   171    7-9 East 32nd Street                New York City          NY     10016      2,895,654        23,009    8.6250
117   172    401 North 28th Street               Las Vegas              NV     89101      2,888,770        23,489    8.5700
377   173    1006 Main Street                    Pleasantville          NJ     08232      2,844,383        24,064    9.3500
200   174    4905 Chicago Ave & Albany & 48th    Lubbock                TX     79414      2,838,294        21,918    8.5400
378   175    9041 Snowden River Pkwy.            Columbia               MD     21046      2,838,132        29,154    8.9375
379   176    5738 Old Dixie Highway              Forest Park            GA     30050      2,794,327        22,077    8.2500
114   177    101 Foreman Road                    Mobile                 AL     36608      2,771,264        20,362    8.0000

                                                                                                         Page 4 of 7
                                                                            FU-LB 1997-C1                Report: LOANSCHE
Records: 283                                                                Exhibit B                    FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

              REM TERM                   REM AMORT            MASTER     ADD'L     SPECIAL              MORTGAGE
LOAN  PROSP     TO STD         STATED     TERM FOR  GROUND  SERV FEE  SERV FEE    SERVICER  INTEREST    LOAN
NO.   NO.     MATURITY       MATURITY     BALLOONS  LEASE?      RATE      RATE  STRIP RATE   ACCRUAL    SELLER
-----------------------------------------------------------------------------------------------------------------------
362   134          118     2007-03-01         298              0.090     0.010       0.030    30/360    First Union
357   135           83     2004-04-01         359              0.090     0.010       0.030    30/360    First Union
366   136          118     2007-03-01         358              0.090     0.010       0.030    30/360    First Union
352   137          119     2007-04-01         299    Yes       0.090     0.010       0.030   Act/360    First Union
364   138          119     2007-04-01         299              0.090     0.010       0.030   Act/360    First Union
 91   139           81     2004-02-01         357              0.090     0.010       0.030    30/360    Lehman Brothers
 93   140          175     2011-12-01         355              0.165     0.010       0.030    30/360    Lehman Brothers
 94   141          270     2019-11-01                          0.150     0.010       0.030    30/360    Lehman Brothers
365   142          117     2007-02-01         297              0.090     0.010       0.030    30/360    First Union
109   143          179     2012-04-01         299              0.140     0.010       0.030    30/360    Lehman Brothers
 96   144           82     2004-03-01         358              0.090     0.010       0.030    30/360    Lehman Brothers
367   145          118     2007-03-01         328              0.090     0.010       0.030    30/360    First Union
368   146          116     2007-01-01         236              0.090     0.010       0.030    30/360    First Union
369   147          118     2007-03-01         298              0.090     0.010       0.030    30/360    First Union
 99   148           79     2003-12-01         295              0.090     0.010       0.030    30/360    Lehman Brothers
 98   149          118     2007-03-01         298              0.140     0.010       0.030    30/360    Lehman Brothers
100   150          178     2012-03-01         358              0.140     0.010       0.030    30/360    Lehman Brothers
 95   151           80     2004-01-01         356              0.140     0.010       0.030    30/360    Lehman Brothers
101   152          116     2007-01-01         356              0.090     0.010       0.030    30/360    Lehman Brothers
370   153          117     2007-02-01         273              0.090     0.010       0.030    30/360    First Union
102   154           82     2004-03-01         358              0.090     0.010       0.030    30/360    Lehman Brothers
371   155          115     2006-12-01         295              0.090     0.010       0.030    30/360    First Union
103   156          114     2006-11-01         294              0.090     0.010       0.030    50/360    Lehman Brothers
104   157          113     2006-10-01         293              0.090     0,010       0.030    30/360    Lehman Brothers
105   158          175     2011-12-01                          0.090     0.010       0.030    30/360    Lehman Brothers
372   159          354     2026-11-01                          0.090     0.010       0.030    30/360    First Union
106   160          117     2007-02-01         357              0.165     0.010       0.030    30/360    Lehman Brothers
110   161          119     2007-04-01         299              0.090     0.010       0.030    30/360    Lehman Brothers
108   162          118     2007-03-01         298              0.090     0.010       0.030    30/360    Lehman Brothers
112   163          117     2007-02-01         357              0.170     0.010       0.030    30/360    Lehman Brothers
107   164          176     2012-01-01                          0.090     0.010       0.030    30/360    Lehman Brothers
111   165          119     2007-04-01         359              0.090     0.010       0.030    30/360    Lehman Brothers
113   166           83     2004-04-01         359              0.090     0.010       0.030    30/360    Lehman Brothers
373   167          296     2022-01-01         356              0.090     0.010       0.030    30/360    First Union
115   168          116     2007-01-01         296              0.090     0.010       0.030    30/360    Lehman Brothers
116   169          118     2007-03-01         358              0.165     0.010       0.030    30/360    Lehman Brothers
199   170          119     2007-04-01         359              0.090     0.010       0.030    30/360    Lehman Brothers
376   171          118     2007-03-01         328              0.090     0.010       0.030    30/360    First Union
117   172           80     2004-01-01         296              0.090     0.010       0.030    30/360    Lehman Brothers
377   173          117     2007-02-01         327              0.090     0.010       0.030    30/360    First Union
200   174           83     2004-04-01         359              0.090     0.010       0.030    30/360    Lehman Brothers
378   175          174     2011-11-01                          0.090     0.010       0.030    30/360    First Union
379   176          298     2022-03-01                          0.090     0.010       0.030    30/360    First Union
114   177           82     2004-03-01         358              0.090     0.010       0.030    30/360    Lehman Brothers

                                                                                                          Page 5 of 7
                                                                    FU-LB 1997-C1                         Report: LOANSCHE
Records: 283                                                        Exhibit B                             FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                             CUT-OFF
LOAN  PROSP                                                                                     DATE     MONTHLY  MORTGAGE
NO.   NO.    ADDRESS                              CITY                STATE       ZIP        BALANCE         P&I      RATE
--------------------------------------------------------------------------------------------------------------------------
381   178   4170 Altoona Drive                    Dallas              TX        75233      2,693,468      20,876    8.5600
380   179   Silver Hill Road                      District Heights    MD        20747      2,629,242      24,328    9.3750
119   180   10400 Jay Street                      Coon Rapids         MN        55433      2,622,899      19,335    8.0200
121   181   308-400 Rollins Road                  Round Lake Beach    IL        60073      2,620,841      20,841    8.5800
122   182   10064 West Oakland Park               Sunrise             FL        33351      2,598,592      20,995    9.0400
382   183   3210 - 3326 FM 528 @ West Bay Ar      Friendswood         TX        77546      2,588,270      21,630    9.2200
385   184   680 Holcomb Bridge Road               Norcross            GA        30071      2,522,748      21,190    9.0000
123   185   7965 Cliffbrook Drive                 Dallas              TX        75240      2,521,866      19,236    8.4000
384   186   5725 South Wasatch Drive              S Ogden             UT        84403      2,505,883      19,517    8.6000
126   187   263 Main Street                       New Paltz           NY        12561      2,481,864      21,083    9.0600
386   188   504-722 Billie Ruth Lane & 609-6      Hurst               TX        76053      2,450,821      18,666    8.3700
128   189   4438 Dowlen Road                      Beaumont            TX        77706      2,360,275      20,224    9.1800
130   190   260 Northview Drive                   Belle Fontaine      OH        43311      2,275,271      20,018    9.2500
129   191   1211-87 Galena Avenue                 Freeport            IL        61032      2,272,708      17,987    8.8100
388   192   105 South Fairfield Road              Layton              UT        84041      2,266,753      17,654    8.6000
132   193   4036 South First Street               Lufkin              TX        75901      2,259,773      20,882    9.2500
387   194   2001 Laverne Street                   Houston             TX        77080      2,255,735      17,958    8.8750
389   195   4220 Maple Road                       Buffalo             NY        14226      2,247,879      23,091    8.9375
134   196   673 Collins Avenue                    Miami Beach         FL        33139      2,247,275      17,332    8.5200
135   197   705-855 West Baseline Road            Tempe               AZ        85282      2,244,889      17,888    8.8660
137   198   Rt 12 & Old Lighthouse Rd             Baxton              NC        27920      2,235,518      19,711    9.2500
131   199   335 Haggerty Road                     Commerce Township   MI        48390      2,223,290      17,771    8.9200
390   200   4800 Brookdale Drive                  Wichita Falls       TX        76310      2,195,150      17,647    8.7500
391   201   409 Cameron Circle                    Chattanooga         TN        37403      2,167,083      16,847    8.5800
142   202   2005-2025 N. Tustin Avenue            Santa Ana           CA        92701      2,148,081      18,035    8.9950
140   203   2089 S. Glenbrook                     Garland             TX        75041      2,146,024      16,456    8.4500
139   204   1000 West Crosby Road                 Carrollton          TX        75006      2,144,184      18,013    8.9800
141   205   501 Saginaw Street                    Bay City            MI        48708      2,134,910      19,070    9.7500
392   206   14650 Potomac Mills Road @ Opitz      Woodbridge          VA        22192      2,132,117      17,776    8.8750
453   207   7520 Cook Road                        Houston             TX        77072      2,098,176      17,854    9.1600
394   208   1990 W. Exchange Place                Tucker              GA        30084      2,071,178      20,976    8.7400
397   209   1421-1575 Goshen Road                 Ft. Wayne           IN        46808      2,068,115      17,195    8.8750
143   210   1700 Wynkoop St.                      Denver              CO        80202      2,063,685      17,413    9.0000
396   211   120 North McQueen Road                Chandler            AZ        85225      1,996,414      15,520    8.6000
398   212   11602-11640 North Dale Mabry Hig      Tampa               FL        33618      1,956,904      16,281    8.8750
400   213   US Highway 27                         Cedartown           GA        30125      1,867,950      15,415    8.7500
401   214   Shorter Avenue and Redmond Circl      Rome                GA        36301      1,843,044      15,210    8.7500
403   215   328 Greenwood St.                     Worcester           MA        01607      1,795,017      14,909    8.8400
147   216   601 Northwest Second Street           Lawton              OK        73507      1,747,579      16,888   10.0000
404   217   2417 S. 50th Avenue                   Phoenix             AZ        85043      1,742,801      16,599    9.7500
405   218   W240 N6345 Maple Avenue               Sussex Village      WI        53089      1,710,351      14,546    9.6200
399   219   145 6th Avenue                        New York            NY        10013      1,697,019      14,412    9.1250
148   220   7-11 & 20 Ballard Way                 Lawrence            MA        01840      1,695,371      14,197    8.9400
406   221   5421 Covington Way                    Decatur             GA        30035      1,684,286      13,932    8.7900

                                                                                                          Page 5 of 7
                                                                    FU-LB 1997-C1                         Report: LOANSCHE
Records: 283                                                        Exhibit B                             FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

            REM TERM                  REM AMORT               MASTER        ADD'L      SPECIAL               MORTGAGE
LOAN  PROSP   TO STD        STATED     TERM FOR   GROUND    SERV FEE     SERV FEE     SERVICER   INTEREST    LOAN
NO.   NO.   MATURITY      MATURITY     BALLOONS   LEASE?        RATE         RATE   STRIP RATE    ACCRUAL    SELLER
-----------------------------------------------------------------------------------------------------------------------------
381   178        116     2007-01-01         356                0.165        0.010        0.030     30/360    First Union
380   179        239     2017-04-01                            0.090        0.010        0.030    Act/360    First Union
119   180         80     2004-01-01         356                0.165        0.010        0.030     30/360    Lehman Brothers
121   181         82     2004-03-01         322                0.140        0.010        0.030     30/360    Lehman Brothers
122   182        119     2007-04-01         359                0.140        0.010        0.030     30/360    Lehman Brothers
382   183        119     2007-04-01         329                0.090        0.010        0.030    Act/360    First Union
385   184        119     2007-04-01         299                0.090        0.010        0.030    Act/360    First Union
123   185        118     2007-03-01         358                0.140        0.010        0.030     30/360    Lehman Brothers
384   186        354     2026-11-01                            0.090        0.010        0.030     30/360    First Union
126   187        112     2006-09-01         292                0.090        0.010        0.030     30/360    Lehman Brothers
386   188        116     2007-01-01         356                0.090        0.010        0.030     30/360    First Union
128   189        113     2006-10-01         293                0.140        0.010        0.030     30/360    Lehman Brothers
130   190        176     2012-01-01         272                0.090        0.010        0.030     30/360    Lehman Brothers
129   191        119     2007-04-01         359                0.090        0.010        0.030     30/360    Lehman Brothers
388   192        354     2026-11-01                            0.090        0.010        0.030     30/360    First Union
132   193        234     2016-11-01                            0.090        0.010        0.030     30/360    Lehman Brothers
387   194        119     2007-04-01         359                0.090        0.010        0.030     30/360    First Union
389   195        174     2011-11-01                            0.090        0.010        0.030     30/360    First Union
134   196         82     2004-03-01         358     Yes        0.090        0.010        0.030     30/360    Lehman Brothers
135   197        116     2007-01-01         356                0.165        0.010        0.030     30/360    Lehman Brothers
137   198        270     2019-11-01                            0.090        0.010        0.030     30/360    Lehman Brothers
131   199        119     2007-04-01                            0.090        0.010        0.030     30/360    Lehman Brothers
390   200        117     2007-02-01         327                0.090        0.010        0.030     30/360    First Union
391   201        114     2006-11-01         354                0.090        0.010        0.030     30/360    First Union
142   202        119     2007-04-01         299                0.090        0.010        0.030     30/360    Lehman Brothers
140   203         81     2004-02-01         357                0.090        0.010        0.030     30/360    Lehman Brothers
139   204         81     2004-02-01         297                0.090        0.010        0.030     30/360    Lehman Brothers
141   205         81     2004-02-01         297                0.090        0.010        0.030     30/360    Lehman Brothers
392   206        116     2007-01-01         296                0.090        0.010        0.030    Act/360    First Union
453   207        119     2007-04-01         299                0.090        0.010        0.030    Act/360    First Union
394   208        175     2011-12-01                            0.090        0.010        0.030     30/360    First Union
397   209        119     2007-04-01         299                0.090        0.010        0.030     30/360    First Union
143   210         78     2003-11-01         294                0.090        0.010        0.030     30/360    Lehman Brothers
396   211        297     2022-02-01         357                0.090        0.010        0.030     30/360    First Union
398   212        118     2007-03-01         298                0.090        0.010        0.030    Act/360    First Union
400   213        116     2007-01-01         296                0.090        0.010        0.030    Act/360    First Union
401   214        116     2007-01-01         296                0.090        0.010        0.030     30/360    First Union
403   215        117     2007-02-01         297                0.350        0.010        0.030     30/360    First Union
147   216        239     2017-04-01                            0.090        0.010        0.030     30/360    Lehman Brothers
404   217        177     2012-02-01         237                0.090        0.010        0.030     30/360    First Union
405   218        298     2022-03-01         358                0.090        0.010        0.030     30/360    First Union
399   219        118     2007-03-01         298                0.090        0.010        0.030     30/360    First Union
148   220        117     2007-02-01         297                0.090        0.010        0.030     30/360    Lehman Brothers
406   221        117     2007-02-01         297                0.080        0.010        0.030     30/360    First Union

                                                                                                          Page 6 of 7
                                                                       FU-LB 1997-C1                      Report: LOANSCHE
Records: 283                                                           Exhibit B                          FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records
                                                                                           CUT-OFF
LOAN  PROSP                                                                                   DATE        MONTHLY  MORTGAGE
NO.   NO.     ADDRESS                           CITY                  STATE  ZIP           BALANCE           P&I       RATE
---------------------------------------------------------------------------------------------------------------------------
150   222     587 East Main Street              Westfield             MA     01085       1,648,543        13,915     9.0600
408   223     2308-2322 Lawrenceville Highway   Decatur               GA     30033       1,642,683        13,988     9.1250
409   224     11505 West Greenfield Avenue      West Allis            WI     53214       1,614,900        13,368     9.2850
151   225     4141 LBJ Freeway                  Dallas                TX     75244       1,611,202        12,648     8.7000
153   226     5921 Rising Sun Ave.              Philadelphia          PA     19120       1,599,139        12,957     9.0720
455   227     16303 Lyons School Road           Houston               TX     77379       1,599,079        12,587     8.7500
152   228     6205 South Sooner Road            Oklahoma City         OK     73135       1,595,733        16,133     8.9000
411   229     5749 St. Charles Prado            Orlando               FL     32822       1,551,000        12,642     8.6000
154   230     801 Dale Lane                     White Settlement      TX     76108       1,522,180        11,672     8.4500
157   231     208-228 N. 291 Highway            Liberty               MO     64068       1,482,192        15,852     8.8200
454   232     9701 Stella Link                  Houston               TX     77025       1,473,719        12,540     9.1600
412   233     130 Camino de Oro                 San Antonio           TX     78224       1,412,143        11,820     9.4000
413   234     10902 Scarsdale Boulevard         Houston               TX     77089       1,409,264        11,569     9.2200
407   235     3280 Hemisphere Loop              Tuscon                AZ     85706       1,402,799        12,024     9.2500
159   236     4900 East University Boulevard    Odessa                TX     79761       1,396,450        10,597     8.3300
416   237     3210 - 3326 FM 528 @ West Bay Ar  Friendswood           TX     77546       1,393,801        11,918     9.2200
160   238     1301 Northwood Drive              Crosicana             TX     75110       1,387,430        10,639     8.4500
414   239     101 Redwood Hollow Dr.            Smyrna                TN     37167       1,369,902        10,816     8.2050
415   240     550 Farmington Avenue             Hartford              CT     06105       1,357,708        11,572     9.1250
161   241     2351 Shallowford Village Drive    Chattanooga           TN     37421       1,344,359        11,941     9.3750
162   242     220 & 314 Evelyn Street           Cheyenne              WY     82001       1,320,010        10,884     8.7400
417   243     5713-5723 Edmonsdon Avenue        Catonsville           MD     21228       1,295,891        10,089     8.3750
418   244     4772 Elmhurst Rd.                 West Palm Beach       FL     33417       1,283,037        10,458     8.6000
202   245     877 Charles Allen Drive           Atlanta               GA     30308       1,265,780        10,234     8.5370
419   246     1000 South Manor Drive            Mableton              GA     30059       1,252,150        10,704     9.1500
167   247     5522 Old National Hwy             Atlanta               GA     30349       1,243,559        10,785     9.3430
420   248     2412 South Green River Rd.        Evansville            IN     47715       1,198,788         9,465     8.2050
169   249     18918 Midway Road                 Dallas                TX     75287       1,197,830        10,021     8.9400
421   250     7737 Skolout Drive                San Antonio           TX     78227       1,196,050         9,716     9.0700
422   251     623 E. 16th Street                Plano                 TX     75074       1,190,991         9,947     8.8500
423   252     1225 E. Northfield Blvd.          Murfreesboro          TN     37130       1,183,294         9,824     8.8000
171   253     3400 Ridge Road West              Greece                NY     14626       1,145,856         9,659     9.0100
425   254     163 West 78th St.                 New York              NY     10024       1,067,669         8,614     8.9800
426   255     2564-70 Amsterdam Ave (500 W 18   New York              NY     10040       1,049,278         8,927     9.1250
172   256     130 North Carroll Street          Bowdon                GA     30108       1,046,726         8,431     8.7100
427   257     1801 Sugartree Circle             New Smyrna Beach      FL     32168       1,019,058         8,307     8.6000
428   258     1003-1021 Hunter Street           Baltimore             MD     21202       1,018,575         7,959     8.6500
429   259     225 Hansberger Street             Baltimore             OH     43105       1,006,941         9,879    10.1250
430   260     1267 Nelson St                    Richmond              VA     23231         994,457         8,324     8.9000
432   261     1050 Rentshire Drive              Columbus              OH     43228         974,467         7,845     9.0000
431   262     5520 and 5505 Helen Street        Austin                TX     78751         960,655         7,885     9.0000
433   263     4515 N. 16th Street/Campbell Ave  Phoenix               AZ     85016         943,343         8,011     9.1250
175   264     East Court Square                 Franklin              GA     30217         934,577         7,527     8.7100
434   265     4962 Oakburst Dr.                 Indianapolis          IN     46254         920,265         7,549     8.7000

                                                                                                          Page 6 of 7
                                                                       FU-LB 1997-C1                      Report: LOANSCHE
Records: 283                                                           Exhibit B                          FRI, MAY 16, 1997  4:07 PM
Balance: 1,305,448,224.47
Selection: All Records

             REM TERM                 REM AMORT               MASTER      ADD'L      SPECIAL              MORTGAGE
LOAN  PROSP    TO STD         STATED   TERM FOR   GROUND    SERV FEE   SERV FEE     SERVICER   INTEREST   LOAN
NO.   NO.    MATURITY       MATURITY   BALLOONS   LEASE?        RATE       RATE   STRIP RATE   ACCRUAL    SELLER
-------------------------------------------------------------------------------------------------------------------------
150   222         119     2007-04-01        299                0.090      0.010        0.030    30/360    Lehman Brothers
408   223          79     2003-12-01        295                0.090      0.010        0.030    30/360    First Union
409   224         294     2021-11-01        354     Yes        0.090      0.010        0.030    30/360    First Union
151   225         116     2007-01-01        356                0.090      0.010        0.030    30/360    Lehman Brothers
153   226         119     2007-04-01        359                0.090      0.010        0.030    30/360    Lehman Brothers
455   227         119     2007-04-01        359                0.090      0.010        0.030   Act/360    First Union
152   228         179     2012-04-01                           0.090      0.010        0.030    30/360    Lehman Brothers
411   229         116     2007-01-01        296                0.080      0.010        0.030    30/360    First Union
154   230          81     2004-02-01        357                0.090      0.010        0.030    30/360    Lehman Brothers
157   231         118     2007-03-01        358                0.165      0.010        0.030    30/360    Lehman Brothers
454   232         119     2007-04-01        299                0.090      0.010        0.030   Act/360    First Union
412   233          89     2004-10-15        352                0.665      0.010        0.030    30/360    First Union
413   234         119     2007-04-01        359                0.090      0.010        0.030   Act/360    First Union
407   235         119     2007-04-01        299                0.090      0.010        0.030   Act/360    First Union
159   236         116     2007-01-01        356                0.090      0.010        0.030    30/360    Lehman Brothers
416   237         119     2007-04-01        299                0.090      0.010        0.030   Act/360    First Union
160   238          81     2004-02-01        357                0.090      0.010        0.030    30/360    Lehman Brothers
414   239         115     2006-12-01        295                0.080      0.010        0.030    30/360    First Union
415   240         114     2006-11-01        294                0.090      0.010        0.030    30/360    First Union
161   241         116     2007-01-01        272                0.090      0.010        0.030    30/360    Lehman Brothers
162   242         116     2007-01-01        296                0.165      0.010        0.030    30/360    Lehman Brothers
417   243         116     2007-01-01        326                0.090      0.010        0.030    30/360    First Union
418   244         116     2007-01-01        296                0.080      0.010        0.030    30/360    First Union
202   245         119     2007-04-01        299                0.090      0.010        0.030    30/360    Lehman Brothers
419   246         113     2006-10-01        293                0.340      0.010        0.030    30/360    First Union
167   247         114     2006-11-01        294                0.090      0.010        0.030    30/360    Lehman Brothers
420   248         115     2006-12-01        295                0.080      0.010        0.030    30/360    First Union
169   249         118     2007-03-01        298                0.090      0.010        0.030    30/360    Lehman Brothers
421   250         114     2006-11-01        354                0.240      0.010        0.030    30/360    First Union
422   251          52     2001-09-01        292                0.240      0.010        0.030    30/360    First Union
423   252         114     2006-11-01        294                0.080      0.010        0.030    30/360    First Union
171   253         116     2007-01-01        296                0.090      0.010        0.030    30/360    Lehman Brothers
425   254         112     2006-09-01        352                0.165      0.010        0.030    30/360    First Union
426   255         116     2007-01-01        296                0.090      0.010        0.030    30/360    First Union
172   256         116     2007-01-01        320                0.090      0.010        0.030    30/360    Lehman Brothers
427   257         116     2007-01-01        296                0.080      0.010        0.030    30/360    First Union
428   258         116     2007-01-01        356                0.090      0.010        0.030    30/360    First Union
429   259         114     2006-11-01        234                0.165      0.010        0.030    30/360    First Union
430   260         114     2006-11-01        294                0.415      0.010        0.030    30/360    First Union
432   261         299     2022-04-01        359                0.090      0.010        0.030    30/360    First Union
431   262         118     2007-03-01        328                0.090      0.010        0.030    30/360    First Union
433   263         118     2007-03-01        298                0.090      0.010        0.030    30/360    First Union
175   264         116     2007-01-01        320                0.090      0.010        0.030    30/360    Lehman Brothers
434   265         118     2007-03-01        298                0.080      0.010        0.030    30/360    First Union


Records: 283                                                     FU-LB 1997-C1                                     Page 7 of 7
Balance: 1,305,448,224.47                                          Exhibit B                                  Report: LOANSCHE
Selection: All Records                                                                              FRI, MAY 16, 1997  4:07 PM

                                                                                         CUT-OFF
LOAN  PROSP                                                                                 DATE      MONTHLY      MORTGAGE
NO.   NO.     ADDRESS                           CITY              STATE        ZIP       BALANCE          P&I          RATE
---------------------------------------------------------------------------------------------------------------------------
176   266     1131-1151 South La Canada Drive   Green Valley          AZ     85614       899,034        7,306        9.0750
177   267     30 Centre Road                    Somersworth           NH     03078       896,605        7,387        8.7300
178   268     3648 Yarbrough Avenue             Winston-Salem         NC     27106       894,205        7,522        8.9500
435   269     4719 Harmon Street                Austin                TX     78751       858,798        7,049        9.0000
437   271     3536 Atlanta Highway              Montgomery            AL     36109       857,144        7,514        9.5000
436   270     2731 Ross Clark Circle, N.W.      Dothan                AL     36301       857,144        7,514        9.5000
179   272     208 Hogansville Road              Hogansville           GA     30230       847,350        6,825        8.7100
438   273     1787 Mayfair Village Road         Jacksonville          FL     32207       841,464        6,711        8.6500
180   274     5-A Andover Court                 Athens                OH     45701       795,169        6,901        9.3400
181   275     1170 North Shoop Avenue           Wauseon               OH     43567       795,169        6,901        9.3400
439   276     2535 Jammes Road                  Jacksonville          FL     32210       789,824        6,301        8.6700
440   277     2837-2839 Decatur Ave             Bronx                 NY     10458       619,802        5,273        9.1250
441   278     300 & 310 Fifth Street            Chisolm               NN     55719       598,613        4,733        8.7800
442   279     2550 Briggs Ave                   Bronx                 NY     10458       566,989        4,824        9.1250
443   280     334 East 205th St                 Bronx                 NY     10467       544,070        4,629        9.1250
186   281     3216 Starlight Drive              Winston-Salem         NC     27107       444,169        3,767        9.0500
444   282     2530-32 Bathgate Ave              Bronx                 NY     10458       427,484        3,637        9.1250
445   283     707 Sheila Blvd.                  Prattville            AL     36066       398,672        3,495        9.5000
446   284     1776 Kearns Blvd.                 Park City             UT     84060       396,865        3,448        9.3300
---------------------------------------------------------------------------------------------------------------------------
 Totals:                                                                           1,305,448,224                     8.7169
---------------------------------------------------------------------------------------------------------------------------




Records: 283                                                     FU-LB 1997-C1                                     Page 7 of 7
Balance: 1,305,448,224.47                                          Exhibit B                                  Report: LOANSCHE
Selection: All Records                                                                              FRI, MAY 16, 1997  4:07 PM


             REM TERM                REM AMORT               MASTER          ADD'L      SPECIAL               MORTGAGE
LOAN  PROSP    TO STD        STATED   TERM FOR    GROUND   SERV FEE       SERV FEE     SERVICER    INTEREST   LOAN
NO.   NO.    MATURITY      MATURITY   BALLOONS    LEASE?       RATE           RATE   STRIP RATE    ACCRUAL    SELLER
-----------------------------------------------------------------------------------------------------------------------------
176   266          78    2003-11-01        354                0.165          0.010        0.030    30/360     Lehman Brothers
177   267          80    2004-01-01        296                0.090          0.010        0.030    30/360     Lehman Brothers
178   268         113    2006-10-01        293                0.090          0.010        0.030    30/360     Lehman Brothers
435   269         118    2007-03-01        328                0.090          0.010        0.030    30/360     First Union
437   271         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
436   270         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
179   272         116    2007-01-01        320                0.090          0.010        0.030    30/360     Lehman Brothers
438   273         116    2007-01-01        326                0.090          0.010        0.030    30/360     First Union
180   274         113    2006-10-01        293                0.090          0.010        0,030    30/360     Lehman Brothers
181   275         113    2006-10-01        293                0.090          0.010        0.030    30/360     Lehman Brothers
439   276         118    2007-03-01        328                0.090          0.010        0.030    30/360     First Union
440   277         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
441   278         356    2027-01-01                           0.090          0.010        0.030    30/360     First Union
442   279         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
443   280         116    2007-01-01        296                0.090          0,010        0.030    30/360     First Union
186   281         113    2006-10-01        293                0.090          0.010        0.030    30/360     Lehman Brothers
444   282         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
445   283         116    2007-01-01        296                0.090          0.010        0.030    30/360     First Union
446   284         111    2006-08-01        291                0.510          0.010        0.030    30/360     First Union
---------------------------------------------------------------------------------------------------------------------------
 Totals:          130                                         0.106          0.010        0.030
---------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                                 FUCMSI 1997-C1

            Form of Schedule of Exceptions to Mortgage File Delivery


Control          Borrower          Document          Document         Exception
  No.              Name               ID              Status         Description
-------          --------          --------          --------        -----------

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE


                                                                __________, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA 02110
Attn:  First Union - Lehman, Series 1997-C1


Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Custodian under a certain Pooling and Servicing Agreement dated as of May 1, 1997 (the "Pooling and Servicing Agreement"), by and among First Union Commercial Mortgage Securities, Inc., as Depositor, First Union National Bank of North Carolina, as Master Servicer, CRIIMI MAE Services Limited Partnership as Special Servicer, and you, as Custodian, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.


Mortgagor's Name:


Address:


Loan No.:


If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting file (or portion thereof):

________________  1.   Mortgage Loan paid in full.


                                 D-2-1

                           The Master Servicer hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

________________  2.   Other. (Describe)

     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.


                                     D-2-2

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                       FIRST UNION NATIONAL BANK
                                         OF NORTH CAROLINA,

                                       as Master Servicer



                                       By: ___________________________________
                                           Name:
                                           Title:


                                     D-2-3

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE


                                                             ___________, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn: First Union - Lehman, Series 1997-C1


Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Custodian under a certain Pooling and Servicing Agreement dated as of May 1, 1997 (the "Pooling and Servicing Agreement"), by and among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank of North Carolina, as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, and you, as Custodian, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.


Mortgagor's Name:


Address:


Loan No.:


If only particular documents in the Mortgage File are requested, please specify which:


                                     D-2-4

Reason for requesting file (or portion thereof):

________________  1.   The Mortgage Loan is being foreclosed.

________________  2.   Other. (Describe)

     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                       CRIIMI MAE Services
                                         Limited Partnership,

                                       as Special Servicer



                                       By: _______________________________
                                           Name:
                                           Title:


                                     D-2-5

                                   EXHIBIT E-1

                 CALCULATION OF NOI/DEBT SERVICE COVERAGE RATIOS


     "Net Operating Income" shall mean the revenue derived from the use and operation of a Mortgaged Property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and reserves (such as reserves for tenant improvements and leasing commissions in the case of Rental Properties and assumed reserves for ongoing capital expenditures). Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures, but does reflect reserves for replacements.

     In determining the "revenue" component of Net Operating Income for each Rental Property, the Special Servicer shall rely on the most recent rent roll supplied by the related borrower and where the actual vacancy shown thereon and the market vacancy is less than 5%, the Special Servicer shall assume a 5% vacancy in determining revenue from rents, except that in the case of certain anchored shopping centers, space occupied by anchor tenants shall be disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective Mortgage Loan Seller's underwriting standards. In determining rental revenue for multifamily properties, the Special Servicer shall either review rental revenue shown on the rolling 12-month operating statements or annualize the rental revenue shown on rent rolls or operating statements with respect to the prior three to twelve month periods. For the other Rental Properties, the Special Servicer shall annualize rental revenue shown on the most recent rent roll, after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon. In the case of hospitality properties, gross receipts shall be determined on the basis of adjusted average daily occupancy shown on the borrower-supplied operating statements. In the case of residential health care facilities, receipts shall be based on historical occupancy levels, historical operating revenues and the then current occupancy rates. Private occupancy rates shall be within current market ranges and vacancy levels shall be at a minimum of 5%. In general, any non-recurring items and non-property related revenue shall be eliminated from the calculation except in the case of residential health care facilities.

     In determining the "expense" component of Net Operating Income for each Mortgaged Property, the Special Servicer shall rely on the most recent financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements is available, the newer information shall be annualized and used, (b) with respect to each Mortgaged Property, property management fees shall be assumed to be 4% to 5% of effective gross revenue (except with respect to hospitality properties, where a minimum of 5% of gross receipts shall be assumed) unless actual management fees are higher, in which case actual management fees shall be assumed, (c) assumptions shall be made with respect to reserves for leasing commission, tenant improvement expenses and capital expenditures and (d) expenses shall be assumed to include annual replacement reserves equal to (1) in the case of retail, office, industrial and two mixed use multifamily/retail properties, not less than $0.04 and not more than $0.77 per square foot net rentable commercial area, (2) in the case of multifamily and three mixed use multifamily/retail properties, not less than $150 or more than $350 per residential unit per year, depending on the condition of the property, (3) in the case of hospitality properties, 4% of the gross revenues received by the property owner on an ongoing basis, (4) in the case of residential healthcare facilities, $225 to $300 per bed per year and (5) in the case of the mobile home parks, not less than $31 or more than $79 per pad per year. In addition, in some instances, the Special Servicer may recharacterize as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net operating income") where determined appropriate.

                                    EXHIBIT F


                                   [RESERVED]

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE


                                                                ______ __, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn:  First Union - Lehman, Series 1997-C1


     Re:  First Union-Lehman Brothers Commercial Mortgage Trust,
          Commercial Mortgage Pass-Through Certificates,
          Series 1997-C1, Class (the "Certificates")
          ------------------------------------------------------


Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of May 16, 1997 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1997, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank of North Carolina, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Certificate,


                                     G-1-1
     any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses
     (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933 (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.


                                       Very truly yours,


                                       ______________________________________
                                       (Transferor)



                                       By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                     G-1-2

                                   EXHIBIT G-2

                         FORM OF TRANSFEREE CERTIFICATE

                                    FOR QIBs


                                                                 ______ __, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn:  First Union - Lehman, Series 1997-C1


     Re:  First Union-Lehman Brothers Commercial Mortgage Trust,
          Commercial Mortgage Pass-Through Certificates,
          Series 1997-C1, Class (the "Certificates")
          ------------------------------------------------------


Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of May 16, 1997 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1997, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank of North Carolina, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being


                                     G-2-1
     made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.


                                       Very truly yours,


                                       ______________________________________
                                       (Transferee)



                                       By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                     G-2-2

                                                          ANNEX 1 TO EXHIBIT G-2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and State Street Bank and Trust Company, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $ / in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Transferee satisfies the criteria in the category marked below.

     o Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

     o Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.


                                     G-2-3

     o Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     o    Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     o Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     o State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     o ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     o Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     o Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) _______________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the


                                     G-2-4

Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ___       __       Will the Transferee be purchasing the Transferred
      Yes       No       Certificate only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings


                                     G-2-5
and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.



                                       _____________________________________
                                       Print Name of Transferee



                                       By: _________________________________

                                           Name: ___________________________

                                           Title: __________________________

                                           Date: ___________________________


                                     G-2-6

                                                          ANNEX 2 TO EXHIBIT G-2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and State Street Bank and Trust Company, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     o The Transferee owned and/or invested on a discretionary basis $_______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     o The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


                                     G-2-7

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

      ___       __       Will the Transferee be purchasing the Transferred
      Yes       No       Certificate only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of


                                     G-2-8
this certification by the undersigned as of the date of such purchase.


                                       _______________________________________
                                       Print Name of Transferee or Adviser



                                       By: ___________________________________

                                           Name: _____________________________

                                           Title: ____________________________




                                       IF AN ADVISER:


                                       _______________________________________
                                       Print Name of Transferee


                                           Date: _____________________________


                                     G-2-9

                                   EXHIBIT G-3

                         FORM OF TRANSFEREE CERTIFICATE

                                  FOR NON-QIBs


                                                                 ______ __, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn:  First Union - Lehman, Series 1997-C1


     Re:  First Union-Lehman Brothers Commercial Mortgage Trust,
          Commercial Mortgage Pass-Through Certificates,
          Series 1997-C1, Class (the "Certificates")
          --------------------------------------------------------


Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ by (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of May 16, 1997 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1997, among First Union Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), First Union National Bank of North Carolina, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

     2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Certificates and (c)


                                     G-3-1
the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either (A) certifications from both the transferor and the transferee (substantially in the forms attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based.

     3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

     THE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     - AND -

     [NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.]

                                     - OR -

     [NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR
(B) TO ANY PERSON


                                     G-3-2

WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A PLAN) PROVIDED THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND (ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER.]

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.


                                     G-3-3

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Pooling and Servicing Agreement, and (d) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" as defined in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.


                                       Very truly yours,


                                       ______________________________________
                                       (Transferee)



                                       By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________


                                     G-3-4

                                    EXHIBIT H

                            FORM OF TRANSFEREE LETTER

                                                                  _____ __, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn:  First Union - Lehman, Series 1997-C1


     Re:  First Union Commercial Mortgage Securities, Inc.,
          Commercial Mortgage Pass-Through Certificates,
          Series 1997-C1, Classes (the "Certificates")
          -------------------------------------------------


Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of the Class ______________ Certificates (the "Transferred Certificate") (having principal balances as of May 16, 1997 (the "Closing Date") of $_____________ evidencing a __% interest in the Classes to which they belong]. The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1997 (the "Pooling and Servicing Agreement"), among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank of North Carolina, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you that:

     Either: (1) the Transferee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") (also, a "Plan"), and the Transferee is not directly or indirectly purchasing the Transferred Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using assets in its general or separate account that may constitute assets of a Plan); or (2) the Transferee's purchase of the Transferred Certificate will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the

Code or subject the Master Servicer, the Special Servicer or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.


                                       _____________________________________
                                       [Name of Transferee]



                                       By: _________________________________

                                           Name: ___________________________

                                           Title: __________________________

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                        PURSUANT TO SECTION 5.02(d)(i)(B)


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     [NAME OF OFFICER], being first duly sworn, deposes, and represents and warrants:

          1. That he is a [Title of Officer] of [Name of Owner] (the "Owner"), a corporation duly organized and existing under the laws of the [State of ___________] [the United States], and the owner of the First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Class [R-I, R-II, R-III] evidencing a ___% Percentage Interest (the "Class [R-I, R-II, R-III] Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement dated as of May 1, 1997, among First Union Commercial Mortgage Securities, Inc., as Depositor, First Union National Bank of North Carolina as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, and State Street Bank and Trust Company, as Trustee.

          2. That the Owner (i) is and will be a "Permitted Transferee" as of _____ _, 199_ and (ii) is acquiring the Class [R-I, R-II, R-III] Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except of the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural


                                     I-1-1
     electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class [R-I, R-II, R-III] Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class [R-I, R-II, R-III] Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-I, R-II, R-III] Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class [R-I, R-II, R-III] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and
     (iv) that the Class [R-I, R-II, R-III] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-I(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-I, R-II, R-III] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment


                                     I-1-2
     company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

          5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class [R-I, R-II, R-III] Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I, R-II, R-III] Certificates will only be owned, directly or indirectly, by Permitted Transferees.

          7. That the Owner's taxpayer identification number is _____________.

          8. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I, R-II, R-III] Certificates and the provisions of Section
     5.02 of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III] Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. That the Owner is not acquiring and will not transfer the Class [R-I, R-II, R-III] Certificates in order to impede the assessment or collection of any tax.

          10. That the Owner anticipates that it will, so long as it holds any of the Class [R-I, R-II, R-III] Certificates, have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III] Certificates.

          11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class [R-I, R-II, R-III] Certificates.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to


                                     I-1-3
     and for the benefit of the Person from whom it acquired the Class [R-I, R-II, R-III] Certificates that the Owner intends to pay taxes associated with holding the Class [R-I, R-II, R-III] Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I, R-II, R-III] Certificates.

          13. That the Owner is not acquiring the Class [R-I, R-II, R-III] Certificates with the intent to transfer any of the Class [R-I, R-II, R-III] Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III] Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III] Certificates remain outstanding.

          14. That Owner will, in connection with any transfer that it makes of the Class [R-I, R-II, R-III] Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III] Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. That Owner will, in connection with any transfer that it makes of any Class [R-I, R-II, R-III] Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class [R-I, R-II, R-III] Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class [R-I, R-II, R-III] Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III] Certificates remain outstanding; and (iii) is not a "Permitted Transferee".


                                     I-1-4

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and Authorized Signatory, attested by its Assistant Secretary, this ____ day of _____, 199_.


                                       ________________________________________
                                       [NAME OF OWNER]



                                       By:_____________________________________

                                          [Name of Officer]____________________

                                          [Title of Officer]___________________


________________________________
[Assistant] Secretary


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer], and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of _____ 199.



                                       /s/
                                       --------------------------------------
                                       NOTARY PUBLIC



                                       COUNTY OF ______________

                                       STATE OF _______________


                                       My Commission expires the

                                       ____ day of ___________, 19__.


                                     I-1-5

                                   EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE

                        PURSUANT TO SECTION 5.02(d)(i)(D)

                                                                __________, 199_

State Street Bank and Trust Company
Corporate Trust Department
Two International Place - 5th Floor
Boston, MA  02110
Attn:  First Union - Lehman, Series 1997-C1


     Re: First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Class [R-I, R-II, R-III], evidencing a ____% percentage interest in the Class to which they belong
          ---------------------------------------------------------------------


Dear Sirs:

     This letter is delivered to you in connection with the transfer by ____________________________________ (the "Transferor") to
______________________________________________ (the "Transferee") of the
captioned Class [R-I, R-II, R-III] Certificates (the "Class [R-I, R-II, R-III] Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1997, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank of North Carolina, as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:


                                     I-2-1

          1. No purpose of the Transferor relating to the transfer of the Class [R-I, R-II, R-III] Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Class [R-I, R-II, R-III] Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.


                                       Very truly yours,



                                       By: ___________________________________

                                           Name: _____________________________

                                           Title: ____________________________


                                     I-2-2

                                   Exhibit J-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT

                                                                __________, 199_

Moody's Investors Service, Inc.
99 Church Street
New York, New York

Fitch Investors Service, L.P.
One State Street Plaza
New York, New York  10004

Standard & Poor's Ratings Services,
  a division of the McGraw Hill
  Companies, Inc.
25 Broadway
New York, New York  10004


Ladies and Gentlemen:

     This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of May 1, 1997 relating to First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C1 (the "Agreement"). Any term with initial capital letters not otherwise defined in this notice has the meaning given such term in the Agreement.

     Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated ___________________ to serve as the Special Servicer under the Agreement.

     The designation of ____________________ as Special Servicer will become final if certain conditions are met and if none of you delivers to State Street Bank and Trust Company, the trustee under the Agreement (the "Trustee"), within 45 days after the date of the delivery of this notice to you, a written notice stating that if the person designated to become the Special Servicer were to serve as the Special Servicer, then the rating or ratings of one or more Classes of the Certificates would be qualified, downgraded or withdrawn.


                                     J-1-1

     Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.


                                       Very truly yours,


                                       STATE STREET BANK AND TRUST COMPANY


                                       By: ____________________________________

                                           Title: _____________________________


                                     J-1-2

Receipt acknowledged:


                            STANDARD & POOR'S
                            RATINGS SERVICES,
                            a Division of the
MOODY'S INVESTOR            McGRAW HILL                 FITCH INVESTORS
INVESTOR SERVICE, INC.      COMPANIES, INC.             SERVICE, L.P.



By:_____________________    By:_____________________    By:_____________________

   Title:_______________       Title:_______________       Title:_______________

   Date: _______________       Date: _______________       Date: _______________


                                     J-1-3

                                   EXHIBIT J-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER


                                                                 _________, 199_

State Street Bank and Trust Company
Two International Place
Boston, Massachusetts  02110
Attention:  FUCMSI Series 1997-C1


Ladies & Gentlemen:

     Pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of May 1, 1997 relating to First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C1 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in
Section 3.23(b) as if it were the Special Servicer thereunder.



                                       _____________________________________



                                       By: _________________________________

                                           Name: ___________________________

                                           Title: __________________________


                                     J-2-1

                                    EXHIBIT K

           Uniform Commercial Code - FINANCING STATEMENT - Form UCC-1




                          TO BE FILED IN NORTH CAROLINA




                                     K-1-1

                                    EXHIBIT A

                             TO FINANCING STATEMENT

     This Exhibit A is attached to financing statement and incorporated in a financing statement pertaining to FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., as Depositor (referred to as the "Debtor" for the purpose of this financing statement only), and State Street Bank and Trust Company, as trustee for the holders of the Series 1997-C1 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement dated as of May 1, 1997 (the "Pooling and Servicing Agreement"), among the Debtor, First Union National Bank of North Carolina, as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (in such capacity, the "Special Servicer"), and the Secured Party, relating to the issuance of the Debtor's Mortgage Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class IO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Series 1997-C1 (collectively, the "Series 1997-C1 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financial statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created by the Pooling and Servicing Agreement, consisting of the following:

          1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, which Mortgage Loan Schedule is attached hereto as Exhibit C;

          2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

          3. With respect to each Mortgage Note and each Mortgage, each other document in the related Mortgage File;

          4. (a) the Certificate Account created by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Certificate Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Exhibit B hereto), and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;


                                     K-1-2

          5. All REO Property;

          6. (a) the REO Account required to be maintained by the Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Exhibit B hereto), and
     (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          7. (a) the Reserve Account(s) and the Servicing Accounts maintained by the Master Servicer or Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Reserve Account(s) or the Servicing Accounts, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Exhibit B hereto), and
     (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          8. (a) the Distribution Account created by the Trustee pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Distribution Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Exhibit B hereto), and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          9. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreements, transferred to the Trust Fund and to be serviced by the Master Servicer or Special Servicer; and

          10. All income, payments, products and proceeds of any of the foregoing, together with any additions thereto or substitutions therefor.

     THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER DOCUMENTS IN THE RELATED MORTGAGE FILES EVIDENCED BY THE SERIES 1997-C1 CERTIFICATES, AND THIS FILING


                                     K-1-3

SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER DOCUMENT IN A MORTGAGE FILE. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, PERMITTED INVESTMENTS) SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT) IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCIAL STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.


                                     K-1-4

                                    EXHIBIT B

     The term "Permitted Investments" shall include any of the following securities or obligations:

     (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. If rated, such an obligation should not have an "r" highlighter affixed to its rating by Standard & Poor's. Interest may either by fixed or variable. Interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

     (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item should not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot very or change. Interest may either by fixed or variable, and should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

    (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having


                                     K-1-5
          original maturities of not more than 365 days), the short term obligations of which are rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item should not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable, and should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of Fitch, if rated by Fitch, Moody's and Standard & Poor's. The commercial paper should not have an "r" highlighter affixed to its rating by Standard & Poor's and by its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable. Interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

     (v) units of money market funds rated in the highest rating category of Fitch, if rated by Fitch, and Moody's and AAAm or AAAm-G by Standard & Poor's and which maintain a constant net asset value;


                                     K-1-6

     (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.


                                     K-1-7

                                    EXHIBIT L

                     Form of Schedule of Certificateholders


                       Initial
 Class           Certificate Balance           Name of Holder           Address
 -----           -------------------           --------------           -------

                                    EXHIBIT M


                                     FORM OF

                        MASTER SERVICER/SPECIAL SERVICER

                                COLLECTION REPORT

                                  EXHIBIT "M"
                        MASTER SERVICER/SPECIAL SERVICER
                               COLLECTION REPORT
                            CRIIMI MAE RESPONSIBILITY


Appraised LTV

Balance at specially serviced transfer date

Bankruptcy date

Date asset expected to be resolved

Date of last modification

Distribution Date

Foreclosure date

Gross liquidation proceeds

Group ID

In bankruptcy

Liquidation expenses

Loan amount per SF/Unit/Bed

Modification code

Modified amortization term

Modified note rate

Modified p&i payment

Modified payment rate                                 P&I

Modified term

Most recent ASER amount

Most recent ASER date

Most recent appraisal date

Most recent appraisal value

Most recent fiscal YTD capital expenditures

Most recent fiscal YTD expenses

Most recent fiscal YTD leasing commissions

Most recent fiscal YTD replacement reserves

Most recent fiscal YTD reserves

Most recent fiscal YTD tenant improvements

Most recent fiscal year to date DSCR

Most recent fiscal year to date NOI

Most recent fiscal year to date debt service

Most recent fiscal year to date end date

Most recent fiscal year to date physical occ.

Most recent fiscal year to date revenue

Most recent fiscal year to date start date

Most recent master service return date

Most recent special service transfer date

Net proceeds received on liquidation

Phase 1 date

Preceding fiscal year DSCR

Preceding fiscal year NOI

Preceding fiscal year debt service amount

Preceding fiscal year financial as of date

Preceding fiscal year physical occupancy

Preceding fiscal year revenue

Preceding fiscal year expense

Prospectus loan number

REO date

Realized loss to trust

Second preceding fiscal year DSCR

Second preceding fiscal year NOI


Second preceding fiscal year debt service

Second preceding fiscal year expenses

Second preceding fiscal year fin. as of date

Second preceding fiscal year physical occ.

Second preceding fiscal year revenue

Site inspection date

Specially service status code                               01=Request for waiver of prepayment penalty; 02=Payment
                                                            default; 03=Request for Loan Modification or Workout; 04=Loan with borrower bankruptcy; 05=Loan in process of foreclosure; 06=Loan now REO; 07=Loan paid off; 08=Loan returned to Master Servicer

Transaction ID

Workout Strategy Code                                       1=Modification; 2=Foreclosure; 3=Bankruptcy; 4=Extension; 5=Note
                                                            Sale; 6=DPO; 7=REO; 8=Resolved; 90=Pending return to Master Servicer

Year last renovated


                                  EXHIBIT "M"
                        MASTER SERVICER/SPECIAL SERVICER
                               COLLECTION REPORT
                              FUNB RESPONSIBILITY






Advance description code                                    01=Loan in grace period, 02=Delinquent less than 1 month; 03=Delinquent
                                                            1 month; 04=Delinquent 2 months; 05=Delinquent 3+ months

Aggregate principal balance                                 Total number of delinquent loans

Appraisal reduction amount

Current Interest Rate

Current Principal Balance

Date Paid to

Date next interest change

Date next payment change

Date of Note Maturity

Delinquency aggregate pb                                     $ amount of all delinquencies by count: =1 month; 2=2 months;
                                                             3=3+ months; 4=for which foreclosure proceedings have commenced

Distribution Date

Ending schedule balance

Fee rate/strip rate 1

Fee rate/strip rate 2

Fee rate/strip rate 3

Fee rate/strip rate 4

Fee rate/strip rate 5

Group ID

Liquidation/prepayment code                                  1=Partial liquidation; 2=Payoff prior to maturity; 3=Disposition;
                                                             4=Repurchase; 5=Full payoff at maturity; 6=DPO

Liquidation/prepayment date

Master Service Fee

Months to state maturity

Neg am/deferred interest amount



Net pass through rate

Other expense advance outstanding

Other principal adjustments

Payment status of loan                                       A=Payment not received, but still in grace period; B=Late payment but less than 1 month delinquent; 0=Current; 1=One month delinquent; 2=Two months delinquent; 3=Three or more months delinquent; 4=Assumed scheduled payment (performing matured balloon); 7=In foreclosure;
                                                             9=REO

Prepayment interest excess                                   Negative value indicated shortfall

Prepayment penalty/yield mnt

Property protection advance outstanding                      Cumulative outstanding advances for all Due Periods, including the current Due Period

Prospectus loan number

Remaining amortized term

Scheduled interest amount

Scheduled principal amount

Schedule prinicpal and interest due

Seasoning

Servicer and Trustee fee rate

Servicer loan number

Total interest advance outstanding

Total p&i advance outstanding

Total principal advance outstanding

Transaction ID

Unscheduled principal collections


                                   EXHIBIT N

                                    FORM OF

                      COMPARATIVE FINANCIAL STATUS REPORT


                       COMPARATIVE FINANCIAL STATUS REPORT
                              AS OF _____________

=========================================================================================================
---------------------------------------------------------------------------------------------------------
                                                     Original Underwriting Information
---------------------------------------------------------------------------------------------------------
                                                    Basis Year
---------------------------------------------------------------------------------------------------------
                                                      Last
                         Current   Paid   Annual    Property    Financial
  Loan                    Sched    Thru    Debt     Inspect    Info as of     %      Total     $    (1)
 Number   City   State   Balance   Date   Service     Date        Date       Occ    Revenue   NOI   DSC
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
List all loans currently in deal with or without information largest to smallest loan
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Total                  $                $                                  WA     $         $     WA
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                                                 Received
---------------------------------------------------------------------------------------------------------
 Financial Information:                              Loans                          Balance
---------------------------------------------------------------------------------------------------------
                                                     #             $               $         %
---------------------------------------------------------------------------------------------------------
 Current Full Year:
---------------------------------------------------------------------------------------------------------
 Current Full Yr. received with DSC less than 1:
---------------------------------------------------------------------------------------------------------
 Prior Full Year:
---------------------------------------------------------------------------------------------------------
 Prior Full Yr. received with DSC less than 1:
---------------------------------------------------------------------------------------------------------
 Quarterly Financials
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

---------------------------------------------------------------------------------------------------------
 (1) DSC calculated using NOI/Debt Service
---------------------------------------------------------------------------------------------------------
 (2) Net change should compare the latest year to the underwriting year
---------------------------------------------------------------------------------------------------------

=========================================================================================================



==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------
       Prior Full Year Operating Information                         Current Annual Operating Information
------------------------------------------------------------------------------------------------------------------------------
      as of ___________                       Normalized         as of ___________                         Normalized
------------------------------------------------------------------------------------------------------------------------------
   Last                                                       Last
 Property   Financial                                 (1)   Property     Financial
 Inspect   Info as of    %        Total        $      DSC    Inspect    Info as of     %        Total        $       (1)
   Date       Date      Occ      Revenue      NOI      x      Date         Date       Occ      Revenue      NOI      DSC
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       WA        $            $       WA                              WA       $           $         WA
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================


             Required
------------------------------------------------------------------------------------------------------------------------------
Loans                          Balance
------------------------------------------------------------------------------------------------------------------------------
#          %                     $            %
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
               "Actual"                    (2)
-----------------------------------------------------------------
      YTD Financial Information            Net Change
-----------------------------------------------------------------
             Month Reported                Current & Basis
-----------------------------------------------------------------

 Financial                                            %
Info as of     %      Total     $     %     %      Total   (1)
   Date       Occ    Revenue   NOI   DSC    Occ      Rev    DSC
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
              WA     $         $     WA     WA     $        WA
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

=================================================================


                                   EXHIBIT O

                                    FORM OF

                                REO STATUS REPORT

                               REO STATUS REPORT
                               AS OF ___________

--------------------------------------------------------------------------------
                                           (a)           (b)         (c)
--------------------------------------------------------------------------------
                       SQ FT                               TOTAL      OTHER
LOAN NUM     PROP-       OR       PAID     SCHEDULED        P&I      ADVANCES
/CITY &      ERTY      UNITS /     TO         LOAN       ADVANCES    (TAXES &
STATE        TYPE      OCC %      DATE      BALANCE      TO DATE     ESCROW)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  (d)          (e) a+b+c+d
--------------------------------------------------------------------------------


   TOTAL                    CURRENT      CURRENT                   NOI
  EXPENSES      TOTAL       MONTHLY     INTEREST    MATURITY      AS OF
   TO DATE     EXPOSURE       P&I         RATE        DATE        DATE

--------------------------------------------------------------------------------
                                        REAL ESTATE OWNED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           (f)                                  (g) (92*f)-e
--------------------------------------------------------------------------------
 (YTD)                                   (1)                       LOSS
 MOST                      MOST       APPRAISAL     TRANSFER       USING
RECENT                   ACCURATE       BPO          DATE /         92%
 NOI /     APPRAISAL     PROPERTY      INTERNAL     CLOSING      APPRAISAL
 DSCR        DATE          VALUE        VALUE         DATE         OR BPO
                                                                    (f)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------


     REO
 ACQUISITION     PENDING
     DATE         OFFERS     COMMENTS

---------------------------------------


---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------
(1) USE THE FOLLLOWING CODES; APP. - APPRAISAL BPO - BROKERS OPINION, INT - INTERNAL VALUE
---------------------------------------

                                   EXHIBIT P

                               FORM OF WATCH LIST

                              SERVICER WATCH LIST
                              AS OF _____________


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                           CURRENT     PAID                     %
 LOAN      PROPERTY                         SCHED      THRU     MATURITY     CURRENT
NUMBER      TYPE        CITY     STATE     BALANCE     DATE       DATE         DSC       COMMENT / REASON ON WATCH LIST
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
List all loans on watch list and reason sorted in decending balance order.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total:                           $
-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT Q

                                    FORM OF

                          DELIQUENT LOAN STATUS REPORT

                         DELINQUENT LOAN STATUS REPORT
                           AS OF ___________________

------------------------------------------------------------------------------------------------------------------------------------
                                             (a)            (b)             (c)             (d)          (e)=a+b+c+d

                                                               TOTAL           TOTAL          OTHER                   CURRENT
LOAN #                 SQ FT OR               SCHEDULED     OUTSTANDING     OUTSTANDING     ADVANCES      TOTAL       MONTHLY
CITY &    PROPERTY    UNITS / OCC   PAID TO     LOAN            P&I           EXPENSES      (TAXES &     EXPOSURE       P&I
STATE       TYPE        % / DATE     DATE      BALANCE        ADVANCES        TO DATE        ESCROW)
                                                              TO DATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCL - Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months
------------------------------------------------------------------------------------------------------------------------------------

                                                               (f)                                     (g)=(.92*f)-e

CURRENT                               LTM NOI                  MOST         APPRAISAL     TRANSFER     LOSS USING 92%     DATE NOI
INTEREST     MATURITY     LTM NOI     / DSCR      VALUATION    ACCURATE     BPO OR        DATE /       92%                FILED /
  RATE         DATE        DATE                   DATE         PROPERTY     INTERNAL      CLOSING      APPR. OR           FCL SALE
                                                               VALUE        VALUE**       DATE         BPO (F)            DATE
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CURRENT & AT SPECIAL SERVICER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------



   STATUS *     COMMENTS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Status should containg a code indicating the current direction of each loan such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS
    - Note Sale, BK - Bankrupcy, PP - Payment Plan, Curr - Current, TBD - To Be Determined etc...)

     It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)

                                   EXHIBIT R

                             FORM OF HISTORICAL LOAN

                               MODIFICATION REPORT

                                             HISTORICAL LOAN MODIFICATION REPORT
                                                             AS OF _____________


-------------------------------------------------------------------------------------------------------------------------
                                                BALANCE
                                                  WHEN       BALANCE AT THE
                                                SENT TO      EFFECTIVE DATE
             CITY /       MOD /      EFFECT     SPECIAL            OF           OLD      # MTHS /
 LOAN ID     STATE     EXTENTION      DATE      SERVICER     REHABILITATION     RATE     NEW RATE     OLD P&I     NEW P&I
-------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
TOTAL FOR ALL LOANS:
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
-------------------------------------------------------------------------------------------------------------------------
                                     # OF LOANS              $ BALANCE
-------------------------------------------------------------------------------------------------------------------------
MODIFICATIONS:
-------------------------------------------------------------------------------------------------------------------------
MATURITY DATE EXTENTIONS:
-------------------------------------------------------------------------------------------------------------------------
TOTAL:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  (2) EST.
                                                  FUTURE
                          TOTAL #                 INTEREST
                          MTHS       (1)          LOSS TO
                          FOR        REALIZED     TRUST $
OLD          NEW          CHANGE     LOSS TO      (RATE
MATURITY     MATURITY     OF MOD     TRUST $      REDUCTION)     COMMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)  Actual principal loss taken by bonds
--------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
--------------------------------------------------------------------------------

                                   EXHIBIT S

                            FORM OF HISTORICAL LOSS

                                ESTIMATE REPORT


        HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD) OR DISCOUNTED PAYOFF)
                               AS OF ____________


                                                 (c)=ba     (a)                     (b)          (d)         (e)           (f)
------------------------------------------------------------------------------------------------------------------------------------
                                                          LATEST
                                                        APPRAISAL OR   EFFECT                  NET AMT.
SERVICER                                   % RECEIVED     BROKERS      DATE OF                 RECEIVED    SCHEDULED    TOTAL P&I
LOAN ID    PROPERTY NAME    CITY / STATE    FROM SALE     OPINION       SALE     SALES PRICE  FROM SALE    BALANCE      ADVANCED
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TOTAL ALL LOANS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH ONLY:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


   (g)          (h)        (i)=d-(f+g+h)      (k)=i-e                      (m)                    (n)=k+m       (o)=n/e
----------------------------------------
                                                                                      DATE
                                                               DATE                   MINOR
                                                               LOSS                    ADJ       TOTAL LOSS     LOSS % OF
  TOTAL      SERVICING                      ACTUAL LOSSES     PASSED     MINOR ADJ    PASSED        WITH        SCHEDULED
EXPENSES       FEES        NET PROCEEDS      PASSED THRU       THRU      TO TRUST      THRU      ADJUSTMENT     BALANCE
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT T

                        FORM OF NOI ADJUSTMENT WORKSHEET

                       NOI ADJUSTMENT WORKSHEET FOR "YEAR"
                              AS OF _____________


PROPERTY OVERVIEW
                                  --------------
  LB Control Number
                                  --------------------------
  Current Balance/Paid to Date
                                  -------------------------------------------------------------------------------------------------
  Property Name
                                  -------------------------------------------------------------------------------------------------
  Property Type
                                  -------------------------------------------------------------------------------------------------
  Property Address, City, State
                                  -------------------------------------------------------------------------------------------------
  Net Rentable Square Feet
                                  --------------
  Year Built/Year Renovated
                                  --------------------------
  Year of Operations                Borrower    Adjustment    Normalized
                                  ----------------------------------------------
  Occupancy Rate*
                                  ----------------------------------------------
  Average Rental Rate
                                  ----------------------------------------------
                                   *Occupancy rates are year end or the ending date of the financial statement for the period.

INCOME:

  Number of Mos. Annualized          "Year"
                                  ---------------------------------------------------------------------
  Period Ended                      Borrower                 Adjustment                Normalized
                                     Actual
  Statement Classification        ---------------------------------------------------------------------
  Rental Income (Category 1)
                                  ---------------------------------------------------------------------
  Rental Income (Category 2)
                                  ---------------------------------------------------------------------
  Rental Income (Category 3)
                                  ---------------------------------------------------------------------
  Pass Throughs Escalations
                                  ---------------------------------------------------------------------
  Other Income
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
Effective Gross Income                $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------
                                  Normalized-Full year Financial statements that have been reviewed by the underwriter or Servicer.
OPERATING EXPENSES:
                                  ---------------------------------------------------------------------
  Real Estate Taxes
                                  ---------------------------------------------------------------------
  Property Insurance
                                  ---------------------------------------------------------------------
  Utilities
                                  ---------------------------------------------------------------------
  Repairs and Maintenance
                                  ---------------------------------------------------------------------
  Management Fees
                                  ---------------------------------------------------------------------
  Payroll & Benefits Expense
                                  ---------------------------------------------------------------------
  Advertising & Marketing
                                  ---------------------------------------------------------------------
  Professional Fees
                                  ---------------------------------------------------------------------
  Other Expenses
                                  ---------------------------------------------------------------------
  Ground Rent
                                  ---------------------------------------------------------------------
Total Operating Expenses              $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
Operating Expense Ratio
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
Net Operating Income                  $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
  Leasing Commissions
                                  ---------------------------------------------------------------------
  Tenant Improvements
                                  ---------------------------------------------------------------------
  Replacement Reserve
                                  ---------------------------------------------------------------------
Total Capital Items                   $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
N.O.I After Capital Items             $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
Debt Service (per Servicer)           $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------
Cash Flow after debt service          $0.00                    $0.00                      $0.00
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
(1) DSCR: (NOI/Debt Service)
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
DSCR: (after reserves/Cap exp.)
                                  ---------------------------------------------------------------------

                                  ---------------------------------------------------------------------
Source of Financial Data:
                                  ---------------------------------------------------------------------
                                  (i.e. operating statements, financial statements, tax return, other)

Notes and Assumptions:
========================================================================================================
This report should be completed by the Servicer for any "Normalization" of the Borrowers numbers.

The "Normalized" column is used in the Operating Statement Analysis Report.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Income: Comments

Expense: Comments

Capital Items: Comments

(1) Used in the Comparative Financial Status Report


                                   EXHIBIT U

                      FORM OF OPERATING STATEMENT ANALYSIS

                       OPERATING STATEMENT ANALYSIS REPORT
                              AS OF _____________


PROPERTY OVERVIEW
                                  --------------
  LB Control Number
                                  --------------------------
  Current Balance/Paid to Date
                                  -------------------------------------------------------------------------------------------------
  Property Name
                                  -------------------------------------------------------------------------------------------------
  Property Type
                                  -------------------------------------------------------------------------------------------------
  Property Address, City, State
                                  -------------------------------------------------------------------------------------------------
  Net Rentable Square Feet
                                  --------------
  Year Built/Year Renovated
                                  --------------------------
  Year of Operations              Underwriting     1993         1994        1995         YTD
                                  ----------------------------------------------------------------
  Occupancy Rate*
                                  ----------------------------------------------------------------
  Average Rental Rate
                                  ----------------------------------------------------------------
                                   *Occupancy rates are year end or the ending date of the financial statement for the period.

INCOME:                                                                                No. of Mos.
                                                                                      ------------
  Number of Mos. Annualized                                  Prior Year   Current Yr.
                                  --------------------------------------------------------------------------------------
  Period Ended                     Underwriting    1993         1994        1995        1996 YTD**  1995-Base  1995-1994
                                                                                      ------------
  Statement Classification          Base Line   Normalized   Normalized   Normalized   as of / /96   Variance   Variance
                                  --------------------------------------------------------------------------------------
  Rental Income (Category 1)
                                  --------------------------------------------------------------------------------------
  Rental Income (Category 2)
                                  --------------------------------------------------------------------------------------
  Rental Income (Category 3)
                                  --------------------------------------------------------------------------------------
  Pass Through/Escalations
                                  --------------------------------------------------------------------------------------
  Other Income
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
Effective Gross Income                $0.00       $0.00        $0.00        $0.00         $0.00         %          %
                                  --------------------------------------------------------------------------------------
                                  Normalized-Full year Financial statements that have been reviewed by the underwriter or Servicer.
                                  **Servicer will not be expected to "Normalize" these YTD numbers.
OPERATING EXPENSES:
                                  --------------------------------------------------------------------------------------
  Real Estate Taxes
                                  --------------------------------------------------------------------------------------
  Property Insurance
                                  --------------------------------------------------------------------------------------
  Utilities
                                  --------------------------------------------------------------------------------------
  Repairs and Maintenance
                                  --------------------------------------------------------------------------------------
  Management Fees
                                  --------------------------------------------------------------------------------------
  Payroll & Benefits Expense
                                  --------------------------------------------------------------------------------------
  Advertising & Marketing
                                  --------------------------------------------------------------------------------------
  Professional Fees
                                  --------------------------------------------------------------------------------------
  Other Expenses
                                  --------------------------------------------------------------------------------------
  Ground Rent
                                  --------------------------------------------------------------------------------------
Total Operating Expenses              $0.00       $0.00        $0.00        $0.00         $0.00         %          %
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
Operating Expense Ratio
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
Net Operating Income                  $0.00       $0.00        $0.00        $0.00         $0.00
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
  Leasing Commissions
                                  --------------------------------------------------------------------------------------
  Tenant Improvements
                                  --------------------------------------------------------------------------------------
  Replacement Reserve
                                  --------------------------------------------------------------------------------------
Total Capital Items                   $0.00       $0.00        $0.00        $0.00         $0.00                 $0.00
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
N.O.I After Capital Items             $0.00       $0.00        $0.00        $0.00         $0.00
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
Debt Service (per Servicer)           $0.00       $0.00        $0.00        $0.00         $0.00
                                  --------------------------------------------------------------------------------------
Cash Flow after debt service          $0.00       $0.00        $0.00        $0.00         $0.00
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
(1) DSCR: (NOI/Debt Service)
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
DSCR: (after reserves/Cap exp.)
                                  --------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------
Source of Financial Data:
                                  --------------------------------------------------------------------------------------
                                  (i.e. operating statements, financial statements, tax return, other)

Notes and Assumptions:
========================================================================================================================
The years shown above will roll always showing a three year history. 1995 is the current year financials; 1994 is the prior year financials.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Rental Income need to be broken down whenever possible differently for each property type as follows: Retail: 1) Base Rent
2) Percentage rents on cashflow Hotel: 1) Room Revenue 2) Food/Bev

Income: Comment

Expense: Comment

Capital Items: Comment

(1) Used in the Comparative Financial Status Report

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